PIMCO Equity Series

PIMCO EqS® Long/Short Fund

650 Newport Center Drive

Newport Beach, California 92660

(888) 877-4626

September 25, 2019

Dear Shareholder:

On behalf of the Board of Trustees of PIMCO Equity Series (the “PES Board”), I am pleased to invite you to a special meeting of shareholders of the PIMCO EqS® Long/Short Fund (the “Target Fund”) to be held at the Newport Beach Marriott Hotel & Spa, 900 Newport Center Drive, Newport Beach, CA 92660, Del Mar Room on November 22, 2019, at 9:00 a.m. Pacific Time (with any adjournments or postponements thereof, the “Meeting”).

At the Meeting, shareholders of the Target Fund will be asked to vote on: (i) an Agreement and Plan of Reorganization providing for the reorganization of the Target Fund with and into the PIMCO RAE Worldwide Long/Short PLUS Fund, a series of PIMCO Funds; and (ii) such other business as may properly come before the Meeting.

Your vote is important. After careful consideration and upon recommendation of Pacific Investment Management Company LLC (“PIMCO”), the PES Board unanimously approved the Agreement and Plan of Reorganization and authorized the solicitation of proxies on the proposal. The PES Board recommends that you vote FOR the proposal. On behalf of the PES Board, I ask you to review the proposal and vote. For more information about the proposal requiring your vote, please refer to the accompanying Proxy Statement/Prospectus.

No matter how many shares you own, your timely vote is important. If you are unable to attend the Meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid the expense of additional mailings. If you have any questions regarding the Proxy Statement/Prospectus, please call 888.628.1041.

Thank you in advance for your participation in this important event.

Sincerely,

/s/ Ryan G. Leshaw
Ryan G. Leshaw
Vice President Senior Counsel and Secretary
PIMCO Equity Series

PIMCO Equity Series

650 Newport Center Drive

Newport Beach, California 92660

(888) 877-4626

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To be held on November 22, 2019

Dear Shareholders:

Notice is hereby given that a special meeting of shareholders of the PIMCO EqS® Long/Short Fund (the “Target Fund”), a series of PIMCO Equity Series, will be held at the Newport Beach Marriott Hotel & Spa, 900 Newport Center Drive, Newport Beach, CA 92660, Del Mar Room on November 22, 2019, at 9:00 a.m. Pacific Time (with any adjournments or postponements thereof, the “Meeting”).

The purpose of the Meeting is for shareholders of the Target Fund to consider and act upon the following proposal for the Target Fund (the “Proposal”).

1.	To approve an Agreement and Plan of Reorganization providing for the reorganization of the Target Fund with and into the PIMCO RAE Worldwide Long/Short PLUS Fund (the “Acquiring Fund”).

2.	To transact such other business as may properly come before the Meeting.

Holders of Institutional Class, I-2, Class A and Class C shares of the Target Fund will receive Institutional Class, I-2, Class A and Class C shares, respectively, of the Acquiring Fund (the “Reorganization”). The Reorganization provides for the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund, in exchange for Institutional Class, I-2, Class A and Class C shares of the Acquiring Fund, followed by the complete liquidation of the Target Fund. If the Reorganization takes place, shareholders of each class of shares of the Target Fund will become shareholders of the corresponding class of shares of the Acquiring Fund, as illustrated below:

Target Fund Share Classes		Acquiring Fund Corresponding Share Classes
Institutional Class	→	Institutional Class
I-2	→	I-2
Class A	→	Class A
Class C	→	Class C

The Proposal will be effected only if approved by shareholders of the Target Fund. The accompanying Proxy Statement/Prospectus describes the Proposal in more detail and provides certain comparative information pertaining to the Target Fund and the Acquiring Fund for your evaluation.

Shareholders may attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is requested to complete, date and sign the enclosed proxy card(s), and return it in the envelope provided. You also have the opportunity to provide voting instructions via telephone or the Internet. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings of Target Fund shares may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting to do so.

If you have any questions regarding the enclosed Proxy Statement/Prospectus or need assistance in voting your shares, please contact AST Fund Solutions LLC (“AST”) at 888.628.1041 Monday through Friday from 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on November 22, 2019. This Notice of Special Meeting of Shareholders, the Proxy Statement/Prospectus and the form of proxy card(s) are available on the Internet at https://vote.proxyonline.com/PIMCOFunds/docs/PES2019.pdf. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement/Prospectus, the form of proxy card(s) and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

After careful consideration and upon recommendation of Pacific Investment Management Company LLC, investment adviser and administrator for each of the Target Fund and Acquiring Fund, the Board of Trustees of PIMCO Equity Series recommends that you cast your vote FOR the Proposal, as described in the accompanying Proxy Statement/Prospectus.

By Order of the Board of Trustees of PIMCO Equity Series

/s/ Ryan G. Leshaw
Ryan G. Leshaw
Vice President, Senior Counsel and Secretary
PIMCO Equity Series
September 25, 2019

QUESTIONS AND ANSWERS RELATING TO THE PROPOSALS

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus. Shareholders should read the entire Proxy Statement/Prospectus carefully.

This combined Proxy Statement/Prospectus contains information that shareholders of the PIMCO EqS® Long/Short Fund (the “Target Fund”), a series of PIMCO Equity Series, should know before voting on the proposed Agreement and Plan of Reorganization providing for the reorganization of the Target Fund with and into the Acquiring Fund (as defined below).

This document is both a Proxy Statement for the Target Fund and a Prospectus for the PIMCO RAE Worldwide Long/Short PLUS Fund (the “Acquiring Fund”), a series of PIMCO Funds.

The Target Fund and the Acquiring Fund are referred to collectively as the “Funds” and individually as a “Fund.”

Questions and Answers – General

Why is the Meeting being held, and what is being proposed?

On August 20-21, 2019, the Board of Trustees of PIMCO Equity Series (the “PES Board”) approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) among PIMCO Equity Series, PIMCO Funds and Pacific Investment Management Company LLC (“PIMCO”) to reorganize the Target Fund with and into the Acquiring Fund (the “Reorganization”), subject to approval by shareholders of the Target Fund. Accordingly, at the special meeting of shareholders to be held on November 22, 2019 (with any postponements or adjournments thereof, the “Meeting”), shareholders of the Target Fund will be asked to consider and approve the Reorganization Agreement that provides for the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund, in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Target Fund.

The Reorganization Agreement as it relates to the Target Fund requires approval by Target Fund shareholders, and, if approved, the Reorganization is expected to close on or about December 6, 2019, or such other date as the parties may agree (the “Closing Date”). If the Reorganization is approved by shareholders of the Target Fund, shareholders of each class of shares of the Target Fund will become shareholders of the corresponding class of shares of the Acquiring Fund, as illustrated below:

PIMCO EqS® Long/Short Fund (the Target Fund) Share Classes		PIMCO RAE Worldwide Long/Short PLUS Fund (the Acquiring Fund) Corresponding Share Classes
Institutional Class	→	Institutional Class
I-2	→	I-2
Class A	→	Class A
Class C	→	Class C

The Board of Trustees of PIMCO Funds also approved the Reorganization Agreement.

What is this document and why did you send it to me?

This booklet includes the Proxy Statement/Prospectus and a proxy card or cards. This Proxy Statement/Prospectus is being provided to you by PIMCO Equity Series in connection with the solicitation of proxies to vote to approve the Proposal, as described in the Proxy Statement/Prospectus. The Proxy Statement/Prospectus concisely sets forth the information about the Proposal that an investor ought to know before voting. Shareholders should consider retaining the Proxy Statement/Prospectus for future reference.

Because you, as a shareholder of the Target Fund, are being asked to approve the Reorganization Agreement that will result in a transaction in which you would ultimately hold shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.

It is anticipated that this Proxy Statement/Prospectus will be first mailed to shareholders on or about September 30, 2019.

Who will bear the costs associated with the Meeting?

PIMCO, investment adviser and administrator for each of the Target Fund and Acquiring Fund, will bear all costs associated with the Meeting, including, but not limited to, proxy and proxy solicitation costs, printing costs, board fees relating to any special board meetings and legal fees. The Acquiring Fund, the Target Fund and their respective shareholders will not bear any costs associated with the Meeting.

What is the PES Board’s recommendation?

After careful consideration and upon recommendation of PIMCO, the PES Board recommends that shareholders of the Target Fund vote FOR the Proposal, as described in the Proxy Statement/Prospectus.

For a discussion of the considerations of the PES Board in evaluating these matters, please see the section entitled “Board Considerations.”

What happens if shareholders of the Target Fund do not approve the Proposal?

If shareholders of the Target Fund do not approve the Reorganization, as described below, the Target Fund will continue to operate separately from the Acquiring Fund until such time as the PES Board determines what action should be taken, if any, including potentially engaging in a taxable liquidation of the Target Fund.

Questions and Answers – Proposed Reorganization Agreement

How will the Reorganization work?

The Reorganization Agreement provides for: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the corresponding class of shares of the Acquiring Fund of equal aggregate net asset value, by class; (ii) the assumption by the Acquiring Fund of all liabilities of the Target Fund; (iii) the distribution of the Acquiring Fund shares pro rata, by class, to the shareholders of the corresponding class of shares of the Target Fund; and (iv) the subsequent termination, dissolution and complete liquidation of the Target Fund.

If shareholders of the Target Fund approve the Reorganization, each owner of Institutional Class, I-2, Class A, and Class C shares of the Target Fund would receive Institutional Class, I-2, Class A, and Class C shares, respectively, of the Acquiring Fund. If approved, the Reorganization is expected to be consummated on the Closing Date and each shareholder of a class of shares of the Target Fund will hold, immediately after the close of the Reorganization, shares of the corresponding share class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of that class of shares of the Target Fund held by that shareholder as of the close of business on the Closing Date. If Target Fund shareholders approve the Reorganization, effective November 25, the Target fund will no longer sell shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into shares of the Target Fund from other funds of PIMCO Equity Series or PIMCO Funds.

What is the purpose of and rationale for the Reorganization?

PIMCO recommended the Reorganization to the PES Board for several reasons. PIMCO believes that the Reorganization will benefit shareholders of the Target Fund – a long/short equity fund that utilizes a fundamental investing style – by, among other things: (i) offering long and short equity exposures complemented with other PIMCO investment strategies that seek to offer additional sources of returns; (ii) maintaining continuity of investment advisory and supervision and administration services from PIMCO; (iii) adding the reputation and expertise of Research Affiliates, LLC (“Research Affiliates”), sub-adviser to the Acquiring Fund, which selects stocks for the model portfolios the Acquiring Fund uses to obtain long equity exposure; and (iv) providing these exposures, strategies and services at lower total annual fund operating expense rates, as well as lower management fee rates, for each corresponding share class.

How will the Reorganization affect me?

If Target Fund shareholders approve the Reorganization, you will become a shareholder of the Acquiring Fund share class(es) corresponding to the Target Fund share class(es) that you own. Following the Reorganization, shareholders of each class of the surviving fund (“Surviving Fund”) would be subject to the actual fees and expenses of the corresponding class of the Acquiring Fund, which may not be the same as the pro forma fees and expenses shown in the Proxy Statement/Prospectus. As such, future fees and expenses may be greater or lesser than those indicated in the enclosed Proxy Statement/Prospectus, subject to the terms of any applicable fee waiver or expense limitation arrangement.

The following table outlines the service providers for the Target Fund and the comparable service providers for the Acquiring Fund. Following the Reorganization, the service providers for the Acquiring Fund would be the service providers for the Surviving Fund.

	Target Fund	Acquiring Fund
Investment Adviser and Administrator	PIMCO	PIMCO
Sub-Adviser	None	Research Affiliates
Distributor	PIMCO Investments LLC	PIMCO Investments LLC
Transfer Agent	DST Asset Manager Solutions, Inc.	DST Asset Manager Solutions, Inc.
Custodian	State Street Bank & Trust Co.	State Street Bank & Trust Co.
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	PricewaterhouseCoopers LLP

Will shareholders of the Target Fund incur sales loads, contingent deferred sales charges (“CDSC”) or any other similar fees on Acquiring Fund shares as a result of the Reorganization?

The Acquiring Fund shares will be delivered to the Target Fund without a sales load, commission or any other similar fee imposed. If your Target Fund shares are subject to a CDSC (which may be the case for purchases of Class A shares of $1 million or more that were not subject to an initial sales charge, or for Class C shares), that CDSC will not be imposed in connection with the Reorganization. In addition, CDSC charges will be waived on Target Fund shares held prior to the effectiveness of this Proxy Statement/Prospectus, and (i) such shares will not be subject to the CDSC in the case of any redemption orders placed prior to the Reorganization, and (ii) the Acquiring Fund shares received in the Reorganization in exchange for such shares will not be subject to a CDSC upon redemption. With respect to Target Fund shares purchased on or after the effectiveness of this Proxy Statement/Prospectus that would otherwise be subject to a CDSC under the Target Fund’s currently effective registration statement, (i) such shares will remain subject to the CDSC in the case of any redemption orders placed prior to the Reorganization, and (ii) the Acquiring Fund shares received in the Reorganization in exchange for such shares will remain subject to the same CDSC for the same period that such Target Fund shares would have been subject to a CDSC in the absence of the Reorganization. After the completion of the Reorganization, additional purchases of shares of the Acquiring Fund will be subject to the sales load, CDSC or other similar fees of the Acquiring Fund, which are identical to those of the Target Fund.

Are there any significant differences between the investment objectives, principal investment strategies, and principal risks of the Target Fund and the Acquiring Fund?

The investment objectives of the Target Fund and the Acquiring Fund are substantially similar and are listed and compared in the Proxy Statement/Prospectus under “Comparison of Investment Objectives.”

The principal investment strategies of the Acquiring Fund and Target Fund are similar but differ in certain ways as presented in Proxy Statement/Prospectus under “Comparison of Principal Investment Strategies.” For example, both Funds seek long and short equity exposures, but the Target Fund utilizes a fundamental investment style and normally invests a substantial portion of its assets in equity and equity-related securities while the Acquiring Fund, under normal circumstances, uses equity total return swaps to obtain long exposure to low volatility equity model portfolios developed by Research Affiliates and short positions in swaps and futures to obtain exposure to capitalization-weighted indexes. The Target Fund generally adjusts equity exposures according to PIMCO’s views regarding relative under- or over-valuation, consistent with the Target Fund’s fundamental investment style; for the Acquiring Fund, selections for the Research Affiliates model portfolios are refined based upon volatility and financial health, among other factors, in an effort to enhance returns and reduce portfolio volatility attributable to equity market downside risk. The Acquiring Fund also complements its equity exposure with an absolute return bond alpha strategy that seeks to outperform the cost of obtaining equity exposures. The Target Fund may invest, without limitation, in securities and instruments that are economically tied to foreign (non-U.S.) countries, including securities and instruments that are economically tied to emerging market countries; the Acquiring Fund, which seeks consistent global exposure through the use of U.S.-, international- and emerging markets-focused model portfolios, will invest in instruments that are economically tied to at least three countries (one of which may be the United States). In addition, the Target Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund, while the Acquiring Fund is diversified.

In light of the similarities between the Funds’ principal investment strategies, the Funds are subject to many of the same principal risks. However, like the Funds’ principal investment strategies, the Funds’ principal risks differ in certain respects. The risks applicable to each Fund are listed and compared in the Proxy Statement/Prospectus under “Comparison of Principal Investment Risks.”

Are the Target Fund and Acquiring Fund managed by the same investment adviser, sub-adviser, and portfolio managers?

Each of the Target Fund and Acquiring Fund is advised by PIMCO, and the Acquiring Fund is sub-advised by Research Affiliates. As sub-adviser to the Acquiring Fund, Research Affiliates is responsible for providing, subject to the supervision of PIMCO, investment advisory services in connection with the Acquiring Fund’s swap-based exposure to proprietary model portfolios. PIMCO is responsible for managing the investment activities of the Acquiring Fund and the Acquiring Fund’s business affairs and other administrative matters.

The Target Fund and Acquiring Fund have different portfolio management teams, as illustrated in the table below:

	Target Fund	Acquiring Fund
Portfolio Manager(s)	John M. Devir	Robert D. Arnott, Christopher J. Brightman, Mohsen Fahmi, Bryan Tsu, Jing Yang, Graham Rennison

Following the Reorganization, PIMCO and Research Affiliates would serve as investment adviser and sub-adviser, respectively, to the Surviving Fund. Additionally, following the Reorganization, the portfolio managers of the Acquiring Fund would serve as portfolio managers of the Surviving Fund.

Would the Reorganization result in higher management fees or operating expenses for current Target Fund shareholders?

Each of the Target Fund and Acquiring Fund has a “unified fee” structure wherein each of the Target Fund and Acquiring Fund pays two fees – an advisory fee and a supervisory and administrative fee, collectively referred to herein as “management fees” – to PIMCO in return for required services that PIMCO provides or arranges to provide for the Funds. The unified fee structure is designed to be an “all-in” fee structure that pays for the fees and costs of all PIMCO and third-party provided services under a structure that is expected to be less variable from year to year than a traditional mutual fund fee structure.

Each share class of the Acquiring Fund is subject to lower management fees than the corresponding share class of the Target Fund. In addition, each Fund may incur other expenses, which include interest expense, and which may vary year to year. As of March 31, 2019, the Acquiring Fund had other expenses of 0.09%, and as of June 30, 2019, the Target Fund had other expenses of 0.95%. Accordingly, it is anticipated that the total annual fund operating expenses of each of the Surviving Fund’s share classes will be lower than that of the corresponding class of the Target Fund.

Will the portfolio of the Target Fund be repositioned prior to the Reorganization?

Yes. If Target Fund shareholders approve the Proposal, prior to the Reorganization, the Target Fund will dispose of and invest in certain positions in order to more closely align its holdings with that of the Acquiring Fund. Such repositioning may involve selling equity and equity-related securities and corporate commercial paper, as well as closing certain derivatives and swap positions. If the Reorganization had taken place as of August 6, 2019, it is estimated that approximately

55% of the Target Fund would have been sold and other securities would have been purchased to more closely align to holdings of the Acquiring Fund. If such sales had occurred as of August 6, 2019, it is estimated that the transaction costs associated with repositioning would have been up to approximately 0.265% of Target Fund net assets, or approximately $917,564, and that such sales would have had no impact to Target Fund shareholders regarding capital gain distributions.

Will shareholders of the combined fund receive the same shareholder services that shareholders of the Target Fund currently receive?

Yes, the shareholder services of the Funds are substantially the same. The Acquiring Fund has substantially the same privileges (e.g., combined purchase privilege, rights of accumulation, letters of intent) and exchange rights as the Target Fund.

Who will bear the costs associated with the Reorganization?

PIMCO will bear the costs of the Reorganization (exclusive of any brokerage commissions or other portfolio transaction costs of the Acquiring Fund or the Target Fund, which will be borne by the Acquiring Fund or Target Fund, respectively). The Acquiring Fund, the Target Fund and their respective shareholders will not bear any other direct costs arising in connection with the transactions contemplated by the Reorganization Agreement. Shareholders will continue to pay transaction costs associated with normal Target Fund operations, including brokerage or trading expenses, if any.

Is the Reorganization expected to create a taxable event?

It is anticipated that the Reorganization will qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Target Fund, the Acquiring Fund, nor their respective shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement (except for any gain or loss from the close of the Target Fund’s taxable year or transfers of certain assets). Capital gains or losses realized in connection with repositioning of the Target Fund’s portfolio will depend on the value of the Target Fund’s assets at the actual time of repositioning. Capital gains, if any, recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the Target Fund’s shareholders as one or more capital gain dividends and/or ordinary dividends, and such distributions will be taxable to the Target Fund’s shareholders with taxable accounts.

Questions and Answers – Voting

How do I vote?

You can vote in one of four ways:

•	By telephone (call the toll free number listed on your proxy card or cards)

•	By Internet (log on to the website listed on your proxy card or cards)

•	By mail (using the enclosed postage prepaid envelope)

•

In person at the shareholder meeting scheduled to occur at 9:00 a.m. Pacific Time, on November 22, 2019, at the Newport Beach Marriott Hotel & Spa, 900 Newport Center Drive, Newport Beach, CA 92660, Del Mar Room.

We encourage you to vote as soon as possible so we can reach the needed quorum for the vote and avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card(s) for instructions for voting by telephone, Internet or mail.

Whom should I call if I have questions?

If you have questions about the proposals described in the Proxy Statement/Prospectus, please call AST Fund Solutions LLC (“AST”), the Target Fund’s proxy solicitor, toll free at 888.628.1041. If you have any questions about voting procedures, please call the number listed on your proxy card(s). Representatives will be available Monday through Friday from 9 a.m. to 10 p.m., Eastern time.

PIMCO EQUITY SERIES

PIMCO EqS® Long/Short Fund

650 Newport Center Drive

Newport Beach, California 92660

(888) 877-4626

PROXY STATEMENT/PROSPECTUS

DATED SEPTEMBER 25, 2019

Special Meeting of Shareholders

To be held on November 22, 2019

The purpose of the special meeting of shareholders of the PIMCO EqS® Long/Short Fund (the “Target Fund”), a series of PIMCO Equity Series, a Delaware statutory trust and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) to be held at the Newport Beach Marriott Hotel & Spa, 900 Newport Center Drive, Newport Beach, CA 92660, Del Mar Room on November 22, 2019, at 9:00 a.m. Pacific Time (with any adjournments or postponements thereof, the “Meeting”), is to consider and act upon the below-listed proposal for the Target Fund (the “Proposal”).

1.

To approve an Agreement and Plan of Reorganization providing for the reorganization of the Target Fund with and into the PIMCO RAE Worldwide Long/Short PLUS Fund, a series of PIMCO Funds, a Massachusetts business trust and an open-end management investment company registered under the 1940 Act (the “Acquiring Fund”).

2.	To transact such other business as may properly come before the Meeting.

Holders of Institutional Class, I-2, Class A and Class C shares of the Target Fund will receive Institutional Class, I-2, Class A and Class C shares, respectively, of the Acquiring Fund (the “Reorganization”). This Proxy Statement/Prospectus explains concisely what you should know before voting on the matters described herein or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

After careful consideration and upon recommendation of Pacific Investment Management Company LLC (“PIMCO”), the Board of Trustees of PIMCO Equity Series recommends that you cast your vote FOR the Proposal, as described in this Proxy Statement/Prospectus.

As with other mutual funds, neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TO OBTAIN MORE INFORMATION

To obtain more information on the Target Fund or the Acquiring Fund (each, a “Fund” and, collectively, the “Funds”), please write, call or visit the following website for a free copy of the current prospectus, statement of additional information, annual/semi-annual shareholder reports or other information.

Target Fund	Acquiring Fund

PIMCO Equity Series 650 Newport Center Drive Newport Beach, California 92660 (888) 877-4626 (toll free)	PIMCO Funds 650 Newport Center Drive Newport Beach, California 92660 (888) 877-4626 (toll free)

The following documents containing additional information about the Funds, each having been filed with the U.S. Securities and Exchange Commission (“SEC”), are incorporated by reference into this Proxy Statement/Prospectus:

●	The Prospectus of the Target Fund, dated October 31, 2018, as supplemented (Accession Number 0001193125-18-307836);
●	The Prospectus of the Acquiring Fund, dated July 31, 2019, as supplemented (Accession Number 0001193125-19-204319);
●	The Statement of Additional Information of the Target Fund, dated October 31, 2018, as supplemented (Accession Number 0001193125-18-307836);
●	The Statement of Additional Information of the Acquiring Fund, dated July 31, 2019, as supplemented (Accession Number 0001193125-19-204319) (the “Statement of Additional Information”);
●	The Statement of Additional Information dated September 25, 2019, related to this Proxy Statement/Prospectus (the “SAI”);
●	The Annual Report to shareholders of the Target Fund for the fiscal year ended June 30, 2019 (Accession Number 0001193125-19-231848); and
●	The Annual Report to shareholders of the Acquiring Fund for the fiscal year ended March 31, 2019 (Accession Number 0001193125-19-160900).

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and 1940 Act, and the rules, regulations and exemptive orders, thereunder, and in accordance therewith, file reports and other information including proxy materials with the SEC.

You also may view or obtain these documents from the SEC:

By Mail:	U.S. Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, D.C. 20549 (Duplication Fee Required)

By Email:	publicinfo@sec.gov (Duplication Fee Required)

By Internet:	www.sec.gov

The Board of Trustees of PIMCO Equity Series knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy card(s) to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

PROPOSAL — APPROVAL OF THE REORGANIZATION AGREEMENT

Background

The Target Fund is a series of PIMCO Equity Series, a Delaware statutory trust, and the Acquiring Fund is a series of PIMCO Funds, a Massachusetts business trust. Pacific Investment Management Company, LLC (“PIMCO”) is the investment adviser to each of the Target Fund and Acquiring Fund, and Research Affiliates, LLC (“Research Affiliates”) is the sub-adviser to the Acquiring Fund.

As sub-adviser to the Acquiring Fund, Research Affiliates is responsible for providing, subject to the supervision of PIMCO, investment advisory services in connection with the Acquiring Fund’s swap-based exposure to proprietary model portfolios. PIMCO is responsible for managing the investment activities of the Acquiring Fund and the Acquiring Fund’s business affairs and other administrative matters.

As further discussed below, the Acquiring Fund’s investment objective is substantially similar to the Target Fund’s investment objective. The principal investment strategies of the Acquiring Fund and Target Fund are similar but differ in certain ways. The Funds are subject to many of the same principal risks, but the Funds’ principal risks also differ in certain respects. It is anticipated that the total annual fund operating expenses of each of the Acquiring Fund’s share classes will be lower than that of the corresponding class of the Target Fund.

The Board of Trustees of PIMCO Equity Series (the “PES Board”) considered and approved, and recommends that shareholders of the Target Fund approve (i.e., vote FOR), the Reorganization. The 1940 Act requires that the Reorganization be approved by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Target Fund for the Reorganization to be effected.

The Reorganization

The PES Board, including the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) the 1940 Act) of PIMCO Equity Series (“PES Independent Trustees”), has unanimously approved the Reorganization and recommends that shareholders vote FOR the Proposal. Subject to approval by shareholders of the Target Fund, the Agreement and Plan of Reorganization (“Reorganization Agreement”) provides for:

●

the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the corresponding class of shares of the Acquiring Fund of equal aggregate net asset value, by class;

●	the assumption by the Acquiring Fund of all liabilities of the Target Fund;

●	the distribution of the Acquiring Fund shares pro rata, by class, to the shareholders of the corresponding class of shares of the Target Fund; and

●	the subsequent termination, dissolution and complete liquidation of the Target Fund.

If shareholders of the Target Fund approve the Reorganization, it is currently expected to take place on or about December 6, 2019.

You will not incur fees or charges of any kind in connection with the Reorganization (i.e., front-end sales charges, contingent deferred sales charges or exchange or redemption fees).

If Target Fund shareholders approve the Proposal, prior to the Reorganization, the Target Fund will dispose of and invest in certain positions in order to more closely align its holdings with that of the Acquiring Fund. Such repositioning may involve selling equity and equity-related securities and corporate commercial paper, as well as closing certain derivatives and swap positions. If the Reorganization had taken place as of August 6, 2019, it is estimated that approximately 55% of the Target Fund would have been sold and other securities would have been purchased to more closely align to holdings of the Acquiring Fund. If such sales had occurred as of August 6, 2019, it is estimated that the transaction costs associated with repositioning would have been up to approximately 0.265% of Target Fund net assets, or approximately $917,564, and that such sales would have had no impact to Target Fund shareholders regarding capital gain distributions.

The Target Fund had previously registered and offered I-3 shares. In advance of the Reorganization, the PES Board determined to liquidate the I-3 shares, and such shares are not proposed to be involved in the Reorganization.

Tax Considerations

The Reorganization is expected to qualify as tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders will not, and the Target Fund generally will not, recognize any gain or loss as a result of a Reorganization for U.S. federal income tax purposes. The Target Fund anticipates receiving a legal opinion as to this and other expected U.S. federal income tax consequences of the Reorganization. The legal opinion will be based in part upon certain assumptions and upon certain representations made by the Acquiring Fund and the Target Fund. It is possible that the Internal Revenue Service (“IRS”) or a court could disagree with this legal opinion and determine that the Reorganization does not qualify as a tax-free reorganization, and is thus taxable and the Target Fund and Target Fund shareholders, if any, would recognize gain or loss on the Reorganization. The Acquiring Fund will be the accounting survivor of the Reorganization.

Reasons for the Reorganization

PIMCO recommended the Reorganization to the PES Board for several reasons. PIMCO believes that the Reorganization will benefit shareholders of the Target Fund – a long/short equity fund that utilizes a fundamental investing style – by, among other things: (i) offering long and short equity exposures complemented with other PIMCO investment strategies that seek to offer additional sources of returns; (ii) maintaining continuity of investment advisory and supervision and administration services from PIMCO; (iii) adding the reputation and expertise of Research Affiliates, LLC (“Research Affiliates”), sub-adviser to the Acquiring Fund, which selects stocks for the model portfolios the Acquiring Fund uses to obtain long equity exposure; and (iv) providing these exposures, strategies and services at lower total annual fund operating expense rates, as well as lower management fee rates, for each corresponding share class.

Board Considerations

In approving the Reorganization and recommending that shareholders vote FOR the Proposal, the PES Board, including the PES Independent Trustees, determined that, based upon the factors summarized herein and other considerations deemed relevant to individual Trustees, participation in the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The PES Board considered and discussed matters relating to the Reorganization at an in-person Board meeting held on August 20-21, 2019. The PES Board, including the PES Independent Trustees, unanimously approved the Reorganization at the Board meeting and recommends that shareholders vote FOR the Reorganization. The determination to approve the Reorganization was made on the basis of each Trustee’s judgment after consideration of all of the factors deemed relevant to each Trustee taken as a whole, though individual Trustees may have placed different weights on various factors and assigned different degrees of materiality to various conclusions.

The primary factors considered by the PES Board with regard to the Reorganization include the following:

At the PES Board meeting, PIMCO provided information to the PES Board about the Reorganization, including information with respect to PIMCO, and PIMCO recommended that the Trustees approve the Reorganization. The Trustees reviewed the Reorganization with respect to the interests of the Target Fund and its shareholders. After careful consideration, the Trustees (including all of the PES Independent Trustees), determined that the Reorganization would be in the best interests of the Target Fund and its shareholders, and unanimously approved the Reorganization Agreement.

In approving the proposed Reorganization Agreement, the Trustees (with the advice and assistance of independent counsel) also considered, among other things, that:

●

PIMCO, and not the Target Fund, will bear the costs of the Reorganization (exclusive of any brokerage commissions or other portfolio transaction costs of the Target Fund, which would be borne by the Target Fund);

●

if Target Fund shareholders approve the Proposal, prior to the Reorganization, the Target Fund will dispose of and invest in certain positions in order to more closely align its holdings with that of the Acquiring Fund; and that if such repositioning had occurred as of August 6, 2019, it is estimated that the associated transaction costs would have been up to approximately 0.265% of Target Fund net assets;

●

each share class of the Acquiring Fund is subject to lower total annual fund operating expenses, as well as lower management fees, than the corresponding share class of the Target Fund, while shareholder fees are equivalent;

●

Target Fund shareholders would receive substantially similar investment advisory and supervision and administration services from PIMCO as shareholders of the Acquiring Fund, as the Target Fund’s and Acquiring Fund’s contractual relationships with PIMCO are substantially similar;

●	Target Fund shareholders would benefit from the sub-advisory services provided by Research Affiliates as shareholders of the Acquiring Fund;

●	the investment objectives of the Target Fund and the Acquiring Fund are substantially similar;

●	the investment restrictions, principal investment strategies and related risks of the Target Fund and the Acquiring Fund are similar but differ in certain ways;

●

the Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and that the Target Fund and its shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization (except for any gain or loss from the close of the Target Fund’s taxable year or transfers of certain assets);

●

although there is the potential for the repositioning of the Target Fund’s portfolio prior to the Reorganization to result in capital gains dividends and/or ordinary dividends to be distributed to shareholders, the alternative of instead liquidating the Target Fund would generally be a taxable event in which shareholders would recognize gain or loss on their investments for tax purposes and could potentially result in more significant tax consequences for Target Fund shareholders than the repositioning;

●	the Reorganization will be submitted to the shareholders of the Target Fund for their approval; and

●	Target Fund shareholders who do not wish to become shareholders of the Acquiring Fund may redeem their Target Fund shares before the Reorganization.

The PES Board also considered that the proposed Reorganization might provide certain benefits to PIMCO. These benefits include providing PIMCO with an opportunity to retain certain assets under management currently attributable to the Target Fund.

After consideration of these and other factors it deemed appropriate, the PES Board determined that the Reorganization as proposed by PIMCO is in the best interests of the Target Fund and would not dilute the interests of the Target Fund’s existing shareholders. The PES Board, including the PES Independent Trustees, unanimously approved the Reorganization of the Target Fund, subject to approval by its shareholders. The PES Board noted that if shareholders of the Target Fund do not approve the Reorganization, the Target Fund would continue to operate separately from the Acquiring Fund until such time as the PES Board determines what action should be taken, if any, including potential liquidation of the Target Fund.

Shareholders of the Target Fund also may wish to take these factors into consideration when determining whether to vote FOR the Reorganization.

PES Board Recommendation

After careful consideration and upon recommendation of PIMCO, the PES Board recommends that you vote FOR the Reorganization.

The following is a comparison of certain features of the Target Fund and the Acquiring Fund, including, among other things, the Funds’ investment objectives, fees and expenses, principal investment strategies, principal risks and performance.

Proposal	Approval of the Reorganization Agreement providing for the Reorganization of the Target Fund with and into the Acquiring Fund

Comparison of Investment Objectives

As shown in the chart that follows, the Target Fund and Acquiring Fund have substantially similar investment objectives.

	Target Fund	Acquiring Fund
Investment Objective	The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation, consistent with prudent investment management.

Each Fund’s investment objective may be changed by a vote of its board of trustees, without shareholder approval. Following the Reorganization, the surviving fund (the “Surviving Fund”) will have the same investment objective as the Acquiring Fund.

Comparison of Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The annual fund operating expense ratio for the Target Fund is based on the fees and expenses incurred by the Target Fund during its fiscal year ended June 30, 2019. The annual fund operating expense ratio for Institutional Class shares of the Acquiring Fund is based on the fees and expenses incurred during its fiscal year ended March 31, 2019. Because the I-2, Class A, and Class C shares of the Acquiring Fund were not operational during the fiscal year ended March 31, 2019, the fees for such share classes are estimated based on expenses expected to be incurred during the current fiscal year. Pro forma fees and expenses of the Acquiring Fund are the estimated and hypothetical fees and expenses of the Acquiring Fund after giving effect to the Reorganization. Shareholders of the Target Fund will not pay any sales charges or redemption fees in connection with the Reorganization.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Target Fund Institutional Class	Acquiring Fund Institutional Class	Acquiring Fund Pro Forma Institutional Class
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None
Management Fees	1.49%	1.19%	1.19%
Distribution and/or Service (12b-1) Fees	None	None	None

Other Expenses	0.95%	(1)	0.09%	(3)	0.09%	(3)
Total Annual Fund Operating Expenses	2.44%		1.28%		1.28%
Fee Waiver and/or Expense Reimbursement	(0.01)%	(2)	None		None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.43%		1.28%		1.28%

	Target Fund I-2		Acquiring Fund I-2		Acquiring Fund Pro Forma I-2
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None		None		None
Management Fees	1.59%		1.29%		1.29%
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses	0.95%	(1)	0.09%	(3)	0.09%	(3)
Total Annual Fund Operating Expenses	2.54%		1.38%		1.38%
Fee Waiver and/or Expense Reimbursement	(0.01)%	(2)	None		None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.53%		1.38%		1.38%

	Target Fund Class A		Acquiring Fund Class A		Acquiring Fund Pro Forma Class A
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	5.50%		5.50%		5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%		1.00%		1.00%
Management Fees	1.59%		1.34%		1.34%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%

Other Expenses	0.95%	(1)	0.09%	(3)	0.09%	(3)
Total Annual Fund Operating Expenses	2.79%		1.68%		1.68%
Fee Waiver and/or Expense Reimbursement	(0.01)%	(2)	None		None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.78%		1.68%		1.68%

	Target Fund Class C		Acquiring Fund Class C		Acquiring Fund Pro Forma Class C
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%		1.00%		1.00%
Management Fees	1.59%		1.34%		1.34%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.95%	(1)	0.09%	(3)	0.09%	(3)
Total Annual Fund Operating Expenses	3.54%		2.43%		2.43%
Fee Waiver and/or Expense Reimbursement	(0.01)%	(2)	None		None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.53%		2.43%		2.43%

(1)

“Other Expenses” include interest expense and dividends on securities sold short of 0.93% incurred by the Fund in the normal course of its operations. Such expenses are borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense and dividends on securities sold short, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.50%, 1.60%, 1.85% and 2.60% for Institutional Class, I-2, Class A and Class C shares, respectively.

(2)

PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Fund’s supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to PIMCO Equity Series at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. Amounts waived or reimbursed that are subject to recoupment under this agreement and that accrued prior to the Reorganization would be available for recoupment from the Acquiring Fund by PIMCO following the Reorganization.

(3)

“Other Expenses” include interest expense of 0.09%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses are 1.19%, 1.29%, 1.59% and 2.34% for Institutional Class, I-2, Class A and Class C shares respectively.

PIMCO has contractually agreed, through July 31, 2020, to waive a portion of the Acquiring Fund’s supervisory and administrative fees, or reimburse the Acquiring Fund, to the extent that the Acquiring Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to PIMCO Funds at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Acquiring Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

Expense Example

The Example is intended to help you compare the costs of investing in Institutional Class, I-2, Class A, and Class C shares of the Target Fund and the Acquiring Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class or I-2 shares of the Funds, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund
Institutional Class	$246	$760	$1,300	$2,776
I-2	$256	$790	$1,350	$2,875
Class A	$816	$1,367	$1,942	$3,496
Class C	$456	$1,085	$1,835	$3,809
Class A (if you do not redeem your shares)	$816	$1,367	$1,942	$3,496
Class C (if you do not redeem your shares)	$356	$1,085	$1,835	$3,809
Acquiring Fund
Institutional Class	$130	$406	$702	$1,545
I-2	$140	$437	$755	$1,657
Class A	$711	$1,050	$1,412	$2,428
Class C	$346	$758	$1,296	$2,766
Class A (if you do not redeem your shares)	$711	$1,050	$1,412	$2,428
Class C (if you do not redeem your shares)	$246	$758	$1,296	$2,766
Acquiring Fund (Pro Forma)
Institutional Class	$130	$406	$702	$1,545
I-2	$140	$437	$755	$1,657
Class A	$711	$1,050	$1,412	$2,428
Class C	$346	$758	$1,296	$2,766
Class A (if you do not redeem your shares)	$711	$1,050	$1,412	$2,428
Class C (if you do not redeem your shares)	$246	$758	$1,296	$2,766

Comparison of Portfolio Turnover

Each Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect a Fund’s performance. During the fiscal year ended June 30, 2019, the Target Fund’s portfolio turnover rate was 227% of the average value of its portfolio. During the fiscal year ended March 31, 2019, the Acquiring Fund’s portfolio turnover rate was 337% of the average value of its portfolio.

Comparison of Principal Investment Strategies

The principal investment strategies of the Acquiring Fund and Target Fund are similar but differ in certain ways as presented in Proxy Statement/Prospectus under “Comparison of Principal Investment Strategies.” For example, both Funds seek long and short equity exposures, but the Target Fund utilizes a fundamental investment style and normally invests a substantial portion of its assets in equity and equity-related securities while the Acquiring Fund, under normal circumstances, uses equity total return swaps to obtain long exposure to low volatility equity model portfolios developed by Research Affiliates and short positions in swaps and futures to obtain exposure to capitalization-weighted indexes. The Target Fund generally adjusts equity exposures according to PIMCO’s views regarding relative under- or over-valuation, consistent with the Target Fund’s fundamental investment style; for the Acquiring Fund, selections for the Research Affiliates model portfolios are refined based upon volatility and financial health, among other factors, in an effort to enhance returns and reduce portfolio volatility attributable to equity market downside risk. The Acquiring Fund also complements its equity exposure with an absolute return bond alpha strategy that seeks to outperform the cost of obtaining equity exposures. The Target Fund may invest, without limitation, in securities and instruments that are economically tied to foreign (non-U.S.) countries, including securities and instruments that are economically tied to emerging market countries; the Acquiring Fund, which seeks consistent global exposure through the use of U.S.-, international- and emerging markets-focused model portfolios, will invest in instruments that are economically tied to at least three countries (one of which may be the United States). In addition, the Target Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund, while the Acquiring Fund is diversified.

The following table shows the principal investment strategies of each Fund. Following the Reorganization, the principal investment strategies of the Acquiring Fund would carry over to the Surviving Fund.

	Target Fund	Acquiring Fund
Principal Investment Strategies	The Fund seeks to achieve its investment objective by investing under normal circumstances in long and short positions of equity and equity-related securities, including common and preferred securities (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred securities), utilizing a fundamental investing style that integrates bottom-up and top-down research. The Fund will normally invest a substantial portion of its assets in equity and equity-related securities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The Fund may also invest in fixed income securities of varying maturities, cash and cash equivalents.	The Fund seeks to achieve its investment objective under normal circumstances by obtaining long exposure to three separate stock portfolios representing developed and developing markets, short exposure to corresponding capitalization-weighted equity indexes, and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The Fund normally will obtain long exposure to the RAE Low Volatility US Model Portfolio, RAE Low Volatility International Model Portfolio and the RAE Low Volatility Emerging Markets Model Portfolio (each, a “RAE Model Portfolio,” and collectively, the “RAE Model Portfolios”). The stocks comprising the RAE Model Portfolios are selected by the Fund’s sub-adviser, Research Affiliates (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Model

The Fund will generally take long positions in investments that PIMCO believes to be undervalued and short positions in investments that PIMCO believes to be overvalued or which are established for hedging purposes. The Fund generally will be long biased, but may take both long and short positions simultaneously. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The fundamental analysis that PIMCO will conduct when analyzing investments for the Fund may include some or all of the following: review of an issuer’s Securities and Exchange Commission filings; interviews with an issuer’s management, customers, competitors and suppliers; review of various independent sources of news, information and analysis of the issuer and its industry; preparation of prospective financial statements; and deriving an estimation of an issuer’s value on both an absolute basis and relative to that of similar issuers.

There is no limitation on the market capitalization range of the issuers in which the Fund may invest. The Fund may invest, without limitation, in securities and instruments that are economically tied to foreign (non-U.S.) countries, including securities and instruments that are economically tied to emerging market countries. The Fund may obtain foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) without limitation. The debt investments of the Fund may include investment-grade securities and high yield securities (“junk bonds”) of any rating.

The Fund may invest in derivative instruments, such as options, futures contracts, options on futures and swap agreements, consistent with its investment objective. The Fund may also invest in real estate investment trusts (“REITs”). The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may regularly engage in short sales and borrowings for investment purposes. As market volatility increases, the portfolio manager may trade the Fund’s portfolio more frequently. The Fund may maintain significant amounts in cash and cash equivalents, without limitation, when PIMCO determines that opportunities for investing are unattractive.

Portfolios and short positions in swaps and futures are used to obtain exposure to capitalization-weighted indexes.

The Sub-Adviser uses the RAE® methodology for portfolio construction. The RAE® methodology is a rules-based model that applies a non-capitalization method of creating and weighting a model portfolio of equity securities, within a defined market, and seeks to eliminate the potential overweighting of overpriced equity securities and underweighting of underpriced equity securities associated with market-capitalization equity indexes. Selections are further refined based upon volatility and financial health, among other factors, in an effort to enhance returns and reduce portfolio volatility attributable to equity market downside risk. Actual stock positions in the RAE Model Portfolios, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology’s systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule.

The Sub-Adviser provides investment advisory services in connection with the Fund’s swap-based exposure to the RAE Model Portfolios by, among other things, providing PIMCO, or counterparties designated by PIMCO, with the relevant RAE Model Portfolio for purposes of developing equity total return swaps based on that RAE Model Portfolio. In a typical swap agreement, the Fund will receive the total return of the relevant RAE Model Portfolio from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon short-term interest rate.

Because the RAE Model Portfolios are proprietary portfolios, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or if swap pricing is unattractive or for other reasons, the Fund may invest in other instruments, “baskets” of stocks, or individual securities to replicate the performance of the relevant RAE Model Portfolio.

The Fund seeks to remain exposed to the RAE Model Portfolios even when the values of the RAE Model Portfolios are declining.

The Fund will generally obtain short exposure to corresponding U.S., international and emerging market capitalization-weighted equity indexes through derivatives, such as futures contracts and total return swaps. This “long/short” approach is intended to hedge a portion to all of the equity risk exposures and to seek to capitalize on differences in performance of the RAE Model Portfolios compared with the corresponding capitalization-weighted equity indexes. The Fund generally will be long-biased, but will normally take such long and short positions simultaneously in a proportion determined by PIMCO using methods including proprietary quantitative models. The quantitative models are developed and maintained by PIMCO, and are subject to change over time without notice in PIMCO’s discretion.

In managing the Fund’s investments in the AR Bond Alpha Strategy, PIMCO seeks to outperform the cost of obtaining equity exposures, thereby enhancing the Fund’s total return and return versus the benchmark (sometimes referred to as “alpha”). The AR Bond Alpha Strategy invests in a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The AR Bond Alpha Strategy is not designed to systematically provide bond market exposure, although the returns may (or may not) be positively correlated with the returns of the bond market.

The AR Bond Alpha Strategy seeks to maintain an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s market forecasts among other factors. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. In addition to duration, the AR Bond Alpha Strategy has flexibility with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a bond market index benchmark.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 20% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, as determined by PIMCO. The Fund may invest, without limitation, in securities denominated in foreign (non-U.S.) currencies and in U.S. dollar-denominated securities of foreign (non-U.S.) issuers. With respect to the AR Bond Alpha Strategy, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). With respect to the AR Bond Alpha Strategy, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. With respect to the AR Bond Alpha Strategy, the Fund will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. With respect to the AR Bond Alpha Strategy, the Fund will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities. The Fund will invest in instruments that are economically tied to at least three countries (one of which may be the United States).

Comparison of Principal Investment Risks

The principal risks associated with an investment in the Target Fund are similar to the principal risks associated with an investment in the Acquiring Fund. Although an investment in the Target Fund is subject to many of the same principal risks as an investment in the Acquiring Fund, there are certain differences in principal risks between the Funds as shown in the table below. The principal investment risks of the Funds follow the table below.

Principal Investment Risks	Target Fund	Acquiring Fund
Interest Rate Risk	X	X
Call Risk	X	X
Credit Risk	X	X
High Yield Risk		X
High Yield and Distressed Company Risk	X
Market Risk	X	X
Issuer Risk	X	X
Liquidity Risk	X	X
Derivatives Risk	X	X
Equity Risk	X	X
Mortgage-Related and Other Asset-Back Securities Risk		X
Foreign (non-U.S.) Investment Risk	X	X
Emerging Markets Risk	X	X
Sovereign Debt Risk	X	X
Currency Risk	X	X
Leveraging Risk	X	X
Management Risk	X	X
Model Risk		X
Short Exposure Risk	X	X
Value Investing Risk	X	X
Small-Cap and Mid-Cap Company Risk	X
Convertible Securities Risk	X
Issuer Non-Diversification Risk	X
Cash Holdings Risk	X
Real Estate Risk	X

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

High Yield and Distressed Company Risk: is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings

Market Risk: the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates (with respect to the Acquiring Fund), including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of the Fund will be achieved

Model Risk: the risk that the Acquiring Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO or Research Affiliates (with respect to the Acquiring Fund) if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Small-Cap and Mid-Cap Company Risk: the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than funds that are “diversified”

Cash Holdings Risk: the risk of holding large cash positions, including lower returns and potential lost opportunities to participate in market appreciation

Real Estate Risk: the risk that the Target Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Target Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

An investment in either the Target Fund or the Acquiring Fund is not deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Comparison of Fundamental Investment Restrictions

The fundamental investment restrictions of the Funds, meaning those policies that may not be changed without shareholder approval, are substantially similar with the exception of the Funds’ diversification policies. The Target Fund is non-diversified, and the Acquiring Fund is diversified, as defined in Section 5 of the 1940 Act. If the Reorganization is approved, the fundamental investment restrictions of the Surviving Fund will be the same as the Acquiring Fund. The differences between the fundamental investment restrictions of the Target Fund and Acquiring Fund are not expected to result in a material difference in the management of the Surviving Fund following the Reorganization as compared with the Target Fund. Please see Appendix E for the fundamental investment restrictions of the Funds.

Comparison of Non-Fundamental Investment Restrictions

The investment objective of each Fund is a non-fundamental policy. The non-fundamental investment restrictions, which may be changed by a vote of the respective boards of trustees without shareholder approval, of the Funds are similar, but differ in certain respects. If the Reorganization is approved, the non-fundamental investment restrictions of the Surviving Fund will be the same as the Acquiring Fund. The differences between the non-fundamental investment restrictions of the Target Fund and Acquiring Fund are not expected to result in a material difference in the management of the Surviving Fund following the Reorganization as compared with the Target Fund. Please see Appendix E for the non-fundamental investment restrictions of the Funds.

Purchase, Redemption and Exchange of Shares

The purchase, redemption, and exchange rights of each class of the Target Fund and the corresponding class of the Acquiring Fund are substantially similar. Please see Appendix B for more information about purchasing, redeeming and exchanging shares of the Acquiring Fund.

Comparison of Performance

Target Fund

The bar chart and table that follow provide some indication of the risks of investing in the Target Fund by showing changes in the performance of its Institutional Class shares from year to year and by showing how the Target Fund’s average annual returns compare with the returns of a broad-based securities market index.

A privately offered fund was reorganized into the Target Fund, and the Target Fund commenced operations on April 20, 2012. This privately offered fund was organized on December 1, 2002 and commenced operations on January 1, 2003 and had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed by an investment adviser (that was subsequently acquired by PIMCO in connection with the privately offered fund’s reorganization) in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the privately offered fund was not registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected its performance.

The Fund’s performance for periods prior to the commencement of operations on April 20, 2012 is that of the privately offered fund (net of actual fees and expenses charged to individual privately offered fund accounts in the aggregate). The performance of the privately offered fund has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the privately offered fund had been restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance may have been higher (if applicable Fund fees and expenses were lower than actual fees and expenses charged to individual privately offered fund accounts in the aggregate) or lower (if applicable Fund fees and expenses were higher than actual fees and expenses charged to individual privately offered fund accounts in the aggregate) than the performance shown in the bar chart and Average Annual Total Returns table below. For periods following the Fund’s commencement of operations on April 20, 2012, the performance of each class of shares differs as a result of the different levels of fees and expenses applicable to each class of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns – Institutional Class* – as of December 31, 2018

* The year-to-date return as of June 30, 2019 is 0.55%. For the periods shown in the bar chart, the highest quarterly return was 14.62% in the Q3 2009, and the lowest quarterly return was -7.49% in the Q3 2011.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	0.39%	2.25%	6.25%
Institutional Class Return After Taxes on Distributions(1)	-1.90%	1.05%	5.42%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.86%	1.44%	4.79%
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	2.20%	0.92%	0.69%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Acquiring Fund

The bar chart and table that follow provide some indication of the risks of investing in the Acquiring Fund by showing changes in the performance of its Institutional Class shares from year to year and by showing how the Acquiring Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Because I-2, Class A and Class C shares of the Fund had not commenced operations as of December 31, 2018, no performance for these share classes is provided. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns – Institutional Class* – as of December 31, 2018

* The year-to-date return as of June 30, 2019 is 6.14%. For the periods shown in the bar chart, the highest quarterly return was 6.24% in the Q2 2016, and the lowest quarterly return was -7.57% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	Since Inception 12/04/2014
Institutional Class Return Before Taxes	0.38%	4.29%
Institutional Class Return After Taxes on Distributions(1)	0.23%	2.21%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.23%	2.32%
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	2.20%	1.07%
Lipper Alternative Long/Short Equity Funds Average (reflects no deductions for taxes)	-5.81%	2.01%(2)

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

(2) The Lipper Average’s since inception return is determined from the nearest month-end following the Fund’s inception date and not from the actual inception date of the Fund.

The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

The Lipper Alternative Long/Short Equity Funds Average is a total return performance average of funds tracked by Lipper, Inc. that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options.

Comparison of Management

The following table compares the management of the Funds.

	Target Fund	Acquiring Fund
Investment Adviser(s)	PIMCO	PIMCO Research Affiliates (sub-adviser)
Advisory Fee^	1.04%	0.94%*
Portfolio Manager(s)	John M. Devir	Robert D. Arnott, Christopher J. Brightman, Mohsen Fahmi, Bryan Tsu, Jing Yang, Graham Rennison
Administrator	PIMCO	PIMCO

^ The advisory fee shown includes the aggregate fee paid, as a percentage of daily net assets, by the Target Fund and Acquiring Fund during the year ended June 30, 2019 and March 31, 2019, respectively.

* PIMCO, not the Acquiring Fund, pays Research Affiliates a subadvisory fee at the rate of 0.138%, expressed as a percentage of average daily net assets, from PIMCO’s own resources. The subadvisory fee is not an expense paid by the Acquiring Fund.

Portfolio Managers

Target Fund

John M. Devir, Executive Vice President of PIMCO, has managed the Target Fund since August 2016. Prior to joining PIMCO in 2011, he was a managing director and head of equity strategies at Barclays Capital in New York. He previously held a similar role at Lehman Brothers and served in the equity division of Credit Suisse First Boston as director and portfolio manager in the European proprietary trading group in London and as director and head of U.S. equity proprietary trading in New York. He has investment experience since 1993 and holds an undergraduate degree from Siena College.

Acquiring Fund

Robert D. Arnott, Chairman and Founder of Research Affiliates, has jointly and primarily managed the Acquiring Fund since its inception in December 2014. Mr. Arnott joined Research Affiliates in 2002. Previously, Mr. Arnott was Chairman of First Quadrant, L.P. until April 2004. He joined First Quadrant in April 1988.

Christopher J. Brightman, Chief Investment Officer of Research Affiliates, has jointly and primarily managed the Acquiring Fund since July 2017. Mr. Brightman has served as Chief Investment Officer of Research Affiliates since April 2014. Previously at Research Affiliates, LLC, Mr. Brightman served as a Managing Director and Head of Investment Management. Prior to joining Research Affiliates in 2010, Mr. Brightman was chief executive officer of the University of Virginia Investment Management Company.

Mohsen Fahmi, Managing Director of PIMCO, has jointly and primarily managed the Acquiring Fund since its inception in December 2014. Mr. Fahmi joined PIMCO in 2014 and is a generalist portfolio manager focusing on global fixed income assets. Prior to joining PIMCO, Mr. Fahmi was with Moore Capital Management, most recently as a senior portfolio manager and previously as chief operating officer. Mr. Fahmi has also previously served as co-head of bond and currency proprietary trading at Tokai Bank Europe, head of leveraged investment at Salomon Brothers and executive director of proprietary trading at Goldman Sachs. Prior to this, he was a proprietary trader for J.P. Morgan in both New York and London, and he also spent seven years as an investment officer at the World Bank in Washington, DC. He has investment experience since 1984 and holds an MBA from Stanford University.

Bryan Tsu, Executive Vice President of PIMCO, has jointly and primarily managed the Acquiring Fund since July 2018. Mr. Tsu is a portfolio manager in the New York office, focusing on commercial mortgage-backed securities and collateralized loan obligations. Prior to joining PIMCO in 2008, he worked at Bear Stearns in New York, syndicating collateralized loan and collateralized debt obligations and other asset-backed transactions. He has 12 years of investment experience and holds a bachelor’s degree in economics and operations research from Columbia University.

Jing Yang, Executive Vice President of PIMCO, has jointly and primarily managed the Acquiring Fund since July 2018. Ms. Yang is a portfolio manager and a mortgage specialist in the structured credit group in the Newport Beach office. Prior to joining PIMCO in 2006, she worked in home equity loan structuring at Morgan Stanley in New York. She has investment experience since 2006 and holds a Ph.D. in Bioinformatics and a master’s degree in statistics from the University of Chicago.

Graham Rennison, Senior Vice President of PIMCO, has jointly and primarily managed the Acquiring Fund since May 2019. Mr. Rennison is a member of the quantitative portfolio management group, focusing on multi-asset class systematic strategies. Prior to joining PIMCO in 2011, Mr. Rennison was associated with Barclays Capital and Lehman Brothers, researching and publishing widely on quantitative strategies in the credit markets.

Payment to Broker-Dealers and Other Financial Firms

If you purchase shares of the Target Fund or Acquiring Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm’s Web site for more information.

Supervisory and Administrative Fees

Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Independent Trustees of PIMCO Funds and PIMCO Equity Series and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of each Fund’s respective supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The following table shows the supervisory and administrative fees paid by each class of the Target Fund and Acquiring Fund, stated as a percentage of the average daily net assets attributable to the class’s shares taken separately. As explained in the preceding paragraph, Acquiring Fund supervisory and administrative fees are not expected to change following the reorganization. For illustrative purposes, pro forma supervisory and administrative fees of the Acquiring Fund – the estimated and hypothetical supervisory and administrative fees of the Acquiring Fund giving effect to the Reorganization – are also shown below.

	Institutional Class	I-2	Class A	Class C
Target Fund	0.45%	0.55%	0.55%	0.55%
Acquiring Fund	0.25%	0.35%	0.40%	0.40%
Acquiring Fund Pro Forma	0.25%	0.35%	0.40%	0.40%

Please refer to the Annual Fund Operating Expenses table above for comparative information about the gross and net expenses of each class of the Funds, as well as pro forma fees and expenses of the Acquiring Fund after giving effect to the Reorganization. For more information on each of the service providers and portfolio managers noted above, please see Appendix C.

Material Differences in the Rights of Fund Shareholders

The Acquiring Fund is a series of PIMCO Funds, a Massachusetts business trust governed by a Board of Trustees with eight members. The Target Fund is a series of PIMCO Equity Series, a Delaware statutory trust governed by a Board of Trustees made up of the same individuals. The Funds are governed by separate Declarations of Trust and By-Laws. The chart in the section entitled “Rights of Shareholders” of this Proxy Statement/Prospectus provides additional information with respect to the similarities and differences in the forms of organization of PIMCO Funds and PIMCO Equity Series. Shareholders who wish to make a more thorough comparison should refer to, as applicable, the provisions of the Declarations of Trust and respective By-Laws. Copies of these documents are available to shareholders without charge upon written request to the Funds.

Capitalization of the Funds

The following table shows on an unaudited basis the capitalization of the Target Fund and the Acquiring Fund as of July 31, 2019, and on a pro forma basis after giving effect to the Reorganization. I-2 shares, Class A shares, and Class C shares of the Acquiring Fund were registered effective July 31, 2019 and became operational on August 23, 2019.

(Amounts in thousands, except per share amounts)

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund — Institutional Class	$126,503	$11.06	11,437
Acquiring Fund — Institutional Class	$1,636,520	$10.15	161,308
Adjustments	—	—	952
Acquiring Fund — Institutional Class (pro forma)	$1,763,023	$10.15	173,697

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund — I-2	$88,037	$10.96	8,030
Acquiring Fund — I-2	N/A	N/A	N/A
Adjustments	—	—	644
Acquiring Fund — I-2 (pro forma)	$88,037	$10.15	8,674

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund — Class A	$82,998	$10.76	7,712
Acquiring Fund — Class A	N/A	N/A	N/A
Adjustments	—	—	465
Acquiring Fund — Class A (pro forma)	$82,998	$10.15	8,177

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund — Class C	$50,312	$10.19	4,938
Acquiring Fund — Class C	N/A	N/A	N/A
Adjustments	—	—	19
Acquiring Fund — Class C (pro forma)	$50,312	$10.15	4,957

Additional Information about the Reorganization

Please refer to “Additional Information Regarding the Proposal” below for more information about the Reorganization, including information with respect to the rights of shareholders, purchase, exchange and redemption policies, distribution arrangements, dividends and other distributions, the Reorganization Agreement and expenses of the Reorganization.

Additional Information Regarding the Proposal

Management Arrangements

Each of the Target Fund and Acquiring Fund are advised by PIMCO, and the Acquiring Fund is sub-advised by Research Affiliates. As sub-adviser to the Acquiring Fund, Research Affiliates is responsible for providing, subject to the supervision of PIMCO, investment advisory services in connection with the Acquiring Fund’s swap-based exposure to proprietary model portfolios. PIMCO is responsible for managing the investment activities of the Acquiring Fund and the Acquiring Fund’s business affairs and other administrative matters.

Each of the Target Fund and Acquiring Fund has a “unified fee” structure wherein each of the Target Fund and Acquiring Fund pays two fees to PIMCO in return for required services that PIMCO provides or arranges to provide for the Funds. This unified fee structure is comprised of the investment advisory fee and supervisory and administrative fee, as described in each Fund’s prospectus. Under the unified fee structure, PIMCO provides or procures advisory and supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs (and excluding taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses and extraordinary expenses (such as litigation and indemnification expenses)). As such, the unified fee structure is designed to be an “all-in” fee structure that pays for the fees and costs of all PIMCO and third-party provided services under a structure that is expected to be less variable from year to year than a traditional mutual fund fee structure.

PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Target Fund’s supervisory and administrative fees, or reimburse the Target Fund, to the extent that the Target Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to PIMCO Equity Series at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts waived or reimbursed in future periods, not exceeding three years.

PIMCO has contractually agreed, through July 31, 2020, to waive a portion of the Acquiring Fund’s supervisory and administrative fees, or reimburse the Acquiring Fund, to the extent that the Acquiring Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to PIMCO Funds at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts waived or reimbursed in future periods, not exceeding three years.

Each share class of the Acquiring Fund has a lower expense ratio than the corresponding class of the Target Fund. If the Reorganization is approved, it is anticipated that the expense ratio of each of the Acquiring Fund’s shares classes will continue to be lower than that of the corresponding class of the Target Fund.

In addition, the composition of the Boards of Trustees of the Target Fund and Acquiring Fund is the same.

The Reorganization Agreement

The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. The PES Board and the Board of Trustees of PIMCO Funds have each approved the Reorganization Agreement.

The Reorganization Agreement provides for: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the corresponding class of shares of the Acquiring Fund of equal aggregate net asset value, by class; (ii) the assumption by the Acquiring Fund of all liabilities of the Target Fund; (iii) the distribution of the Acquiring Fund shares pro rata, by class, to the shareholders of the corresponding class of shares of the Target Fund; and (iv) the subsequent termination, dissolution and complete liquidation of the Target Fund. With respect to each Fund’s net asset value calculation for purposes of the Reorganization, the net asset value will be based on the valuation procedures described in such Fund’s then-current prospectus and statement of additional information. If shareholders of the Target Fund approve the Reorganization, each owner of Institutional Class, I-2, Class A, and Class C shares of the Target Fund will receive Institutional Class, I-2, Class A, and Class C shares, respectively, of the Acquiring Fund.

The Reorganization is subject to approval of the shareholders by the Target Fund, and various other conditions, including: (i) the Funds’ receipt of an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes; (ii) the receipt of all consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by PIMCO Funds or PIMCO Equity Series to permit consummation, in all material respects, of the Reorganization; and (iii) the effectiveness of this Proxy Statement/Prospectus under applicable law and the absence of any stop order suspending or delaying the effectiveness of this Proxy Statement/Prospectus. In addition, each of PIMCO Equity Series and PIMCO Funds has made certain representations and warranties to each other relating to the Target Fund and Acquiring Fund, respectively.

The Reorganization Agreement also requires that the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or by one party on certain other grounds set forth in the Reorganization Agreement.

Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Expenses of the Reorganization

PIMCO will bear the costs associated with the Reorganization. The Acquiring Fund, the Target Fund and their respective shareholders will not bear any direct costs arising in connection with the transactions contemplated by the Reorganization Agreement, other than any brokerage commissions or other portfolio transaction costs incurred by a Fund, which will be borne by such Fund. The expenses of the Reorganization include, but are not limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution of the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Meeting. The expenses of the Reorganization are estimated to be approximately $300,000 and do not include the transaction costs described in “Portfolio Transitioning” below.

Portfolio Transitioning

If Target Fund shareholders approve the Proposal, prior to the Reorganization, the Target Fund will dispose of and invest in certain positions in order to more closely align its holdings with that of the Acquiring Fund. Such repositioning may involve selling equity and equity-related securities and corporate commercial paper, as well as closing certain derivatives and swap positions. If the Reorganization had taken place as of August 6, 2019, it is estimated that approximately 55% of the Target Fund would have been sold and other securities would have been purchased to more closely align to holdings of the Acquiring Fund. If such sales had occurred as of August 6, 2019, it is estimated that the transaction costs associated with repositioning would have been up to approximately 0.265% of Target Fund net assets, or approximately $917,564, and that such sales would have had no impact to Target Fund shareholders regarding capital gain distributions.

Federal Income Tax Consequences

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Dechert LLP substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

●

The Reorganization will constitute a “reorganization” under Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

●

Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon (i) the transfer of all its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or (ii) the distribution of shares of the Acquiring Fund by the Target Fund to its shareholders in liquidation, except that the Target Fund may be required to recognize gain or loss with respect to (A) contracts described in Section 1256(b) of the Code, (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

●

Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Target Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

●

Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the distribution to them by the Target Fund of the shares of the Acquiring Fund in exchange for their shares of the Target Fund;

●	Under Section 358 of the Code, the basis of shares of the Acquiring Fund received by shareholders of the Target Fund will be the same as the basis of the Target Fund shares exchanged therefor;

●

Under Section 362(b) of the Code, the basis of the Target Fund’s assets received by the Acquiring Fund will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Target Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized in the second bullet point above;

●

Under Section 1223(1) of the Code, each shareholder’s holding period in the shares of the Acquiring Fund will be determined by including the period for which the shareholder held the shares of the Target Fund exchanged therefor, provided that the shareholder held such shares of the Target Fund as a capital asset at the time of the exchange;

●

Under Section 1223(2) of the Code, the holding period of the Acquiring Fund with respect to the Target Fund’s assets, other than any asset with respect to which gain or loss is required to be recognized as described in the second bullet point above, will include the period for which the Target Fund’s assets were held by the Target Fund; and

●

The Acquiring Fund will succeed to and take into account those tax attributes of the Target Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations.

The opinion will be based on certain factual certifications made by the officers of the Target Fund and the Acquiring Fund and will also be based on customary assumptions. It is possible that the IRS or a court could disagree with Dechert LLP’s opinion, which therefore cannot be free from doubt.

Opinion of counsel is not binding upon the IRS or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Target Fund shares and the fair market value of the shares of the Acquiring Fund he or she received. Shareholders of the Target Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.

Capital gains or losses realized in connection with repositioning of the Target Fund’s portfolio will depend on the value of the Target Fund’s assets at the actual time of repositioning. Capital gains, if any, recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the Target Fund’s shareholders as one or more capital gain dividends and/or ordinary dividends, and such distributions will be taxable to the Target Fund’s shareholders with taxable accounts.

As of June 30, 2019, the Target Fund does not have any material capital loss carryforwards. Acquiring Fund’s capital loss carryforwards are not expected to be limited in connection with the Reorganization.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders of the Target Fund should also consult their tax advisors as to the state, local and foreign tax consequences, if any, of the Reorganization.

Organization

The Target Fund is organized as a series of PIMCO Equity Series, an open-end management investment company established under Delaware law as a Delaware statutory trust. The Acquiring Fund is organized as a series of PIMCO Funds, an open-end management investment company organized as a Massachusetts business trust. Each of PIMCO Equity Series and PIMCO Funds is governed by the same board of trustees consisting of eight members. For additional information on the history of PIMCO Equity Series and PIMCO Funds, please see the statement of additional information for each of the Target Fund and Acquiring Fund, dated October 31, 2018 and July 31, 2019, respectively.

Rights of Shareholders

The below table summarizes the notable rights of shareholders of the Target Fund and the Acquiring Fund. Although the governing instruments have certain similar provisions and the statutory trust law of Delaware and business trust law of Massachusetts are similar in certain respects, there are differences that might impact how a Fund is governed. Generally, there is more certainty regarding Delaware statutory trusts than Massachusetts business trusts under Delaware’s and Massachusetts’ respective statutes, rules and case law. Under Delaware law, shareholders of a statutory trust are not subject to personal liability for the obligations of the trust. Under Massachusetts law, a shareholder of a business trust could, under certain circumstances, be held personally liable for the obligations of the trust; however, the PIMCO Funds’ Declaration of Trust expressly states that shareholders shall not be personally liable for the obligations of the PIMCO Funds.

Further information about each Fund’s governance structure is contained in the Fund’s Statement of Additional Information and its governing documents, which are on file with the SEC.

	Target Fund	Acquiring Fund
Voting Rights	Shareholders have power to vote only with respect to: (i) the election of Trustees; (ii) the removal of Trustees; (iii) certain reclassifications or changes to or combinations of shares of series of PIMCO Equity Series; (iv) certain amendments of PIMCO Equity Series’ Declaration of Trust; (v) such additional matters relating to PIMCO Equity Series as may be required by applicable law, the Declaration of Trust, the By-Laws, or any registration of PIMCO Equity Series with the SEC, or as the Trustees may consider necessary or desirable.	Shareholders have power to vote only (i) for the election of Trustees; (ii) for the removal of Trustees; (iii) with respect to termination of PIMCO Funds; (iv) with respect to certain amendments of PIMCO Funds’ Declaration of Trust; (v) to the same extent as the stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of PIMCO Funds or any series or class thereof or the shareholders; and (vi) with respect to such additional matters relating to PIMCO Funds as may be required by the

Declaration of Trust, the By-Laws, or any registration of PIMCO Funds as an investment company under the 1940 Act with the SEC or as the Trustees may consider necessary or desirable.

Shareholder Quorum	One-third of the outstanding shares entitled to vote.	The holders of a majority of outstanding shares present in person or by proxy.

Election of Trustees	Trustees elected by shareholders are elected by a plurality of the votes cast at a meeting when a quorum is present.	Trustees elected by shareholders are elected by shareholders owning of record a plurality of the shares voting at a meeting of shareholders.

Removal of Trustees	Any Trustee may be removed at any shareholder meeting by a vote of two-thirds of the outstanding shares.	Any Trustee may be removed at any shareholder meeting by a vote of two-thirds of the outstanding shares.

Amendments to the Declaration of Trust	Shareholders have the right to vote on the amendments: (a) that would affect shareholder voting rights; (b) to the Declaration of Trust’s section regarding amendments to the Declaration of Trust; (c) that may require shareholder vote under applicable law or by the PIMCO Equity Series currently-effective registration statement; and (d) submitted to a vote of the shareholders by the Trustees.	PIMCO Funds’ Declaration of Trust may be amended by a vote of the holders of a majority of the shares outstanding and entitled to vote.

Approval of a Consolidation or Merger	Unless shareholder approval is required by applicable law, the Trustees may, without shareholder approval, cause PIMCO Equity Series or any series or class thereof to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities so long as the surviving or resulting entity is an investment company as defined under the 1940 Act, or a series thereof, that will succeed to or assume PIMCO Equity Series’ registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act.	PIMCO Funds or any series or class thereof may merge or consolidate with any other corporation, association, trust or other organization upon such terms and conditions and for such consideration when and as authorized by an instrument in writing signed by a majority of the Trustees.

Termination of a Fund	The Trustees may dissolve the Trust or any series or class thereof by providing written notice to shareholders.	PIMCO Funds or any series thereof may be terminated by an instrument in writing signed by a majority of the Trustees, or by the affirmative vote of the holders of a majority of the shares of the Trust or series outstanding and entitled to vote at any meeting of shareholders.

Dividends and Other Distributions

The Target Fund intends to declare and distribute income dividends annually to shareholders of record. The Target Fund will distribute any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

The Acquiring Fund intends to declare and distribute income dividends quarterly to shareholders of record. The Acquiring Fund will distribute any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Purchase, Exchange and Redemption Policies

The Acquiring Fund’s policies for buying, exchanging and redeeming shares are substantially identical to the policies of the Target Fund. Shareholders of the Target Fund and the Acquiring Fund are not subject to a redemption fee. For more information on these policies, please see Appendix B.

Distribution Arrangements

PIMCO Investments LLC is the principal underwriter and distributor for shares of each of the Target Fund and the Acquiring Fund and is located at 1633 Broadway, New York, NY 10019.

Class A and Class C shares of the Target Fund are subject to separate Distribution and Servicing Plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Target Fund Class A Rule 12b-1 Plan” and “Target Fund Class C Rule 12b-1 Plan,” respectively). Under the Target Fund Class A Rule 12b-1 Plan, Target Fund Class A shares are subject to a servicing fee of up to 0.25% of the average daily net assets attributable to Target Fund Class A shares. Under the Target Fund Class C Rule 12b-1 Plan, Target Fund Class C shares are subject to a servicing fee of up to 0.25% of the average daily net assets attributable to Target Fund Class C shares and a distribution fee of up to 0.75% of the average daily net assets attributable to Target Fund Class C shares. Institutional Class and I-2 shares of the Target Fund are not subject to distribution and servicing fees.

Class A and Class C shares of the Acquiring Fund are subject to separate Distribution and Servicing Plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Acquiring Fund Class A Rule 12b-1 Plan” and “Acquiring Fund Class C Rule 12b-1 Plan,” respectively). Under the Acquiring Fund Class A Rule 12b-1 Plan, Acquiring Fund Class A shares are subject to a servicing fee of up to 0.25% of the average daily net assets attributable to Acquiring Fund Class A shares. Under the Acquiring Fund Class C Rule 12b-1 Plan, Acquiring Fund Class C shares are subject to a servicing fee of up to 0.25% of the average daily net assets attributable to Acquiring Fund Class C shares and a distribution fee of up to 0.75% of the average daily net assets attributable to Acquiring Fund Class C shares. Institutional Class and I-2 shares of the Acquiring Fund are not subject to distribution and servicing fees.

For a complete description of each Fund’s distribution and service arrangements, see the section of each Fund’s prospectus entitled “Distribution and Servicing (12b-1) Plans,” and the sections of each Fund’s statement of additional information entitled “Distribution and Servicing Plans for Class A, Class C and Class R Shares” and “Additional Payments to Financial Firms.”

GENERAL INFORMATION ABOUT THE PROXY STATEMENT/PROSPECTUS

The PES Board is soliciting your vote on the proposals to be considered at the Meeting.

How to Vote on the Proposals

This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the PES Board to solicit your vote at the Meeting, which will be held at the Newport Beach Marriott Hotel & Spa, 900 Newport Center Drive, Newport Beach, CA 92660, Del Mar Room on November 22, 2019, at 9:00 a.m. Pacific Time.

You may vote in one of the following ways:

●	complete and sign the enclosed proxy card(s) and mail it to us in the prepaid return envelope (if mailed in the United States);
●	vote on the Internet at the website address listed on your proxy card(s);
●	call the toll-free number 888.227.9349 to reach an automated touchtone voting line; or
●	call the toll-free number 888.628.1041 to speak with a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

Please see the section below entitled “Right to Revoke Proxy” for information on how to revoke a proxy.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposal.

Quorum

Only shareholders of record on September 23, 2019 (the “Record Date”) are entitled to receive notice of and to vote at the Meeting. Each whole share of the Target Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. One-third of the outstanding shares of the Target Fund entitled to vote shall constitute a quorum at the Meeting. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of the proposal will require the affirmative “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Target Fund. For this purpose, the term “vote of a majority of the outstanding securities” means the vote of the lesser of (1) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Target Fund.

If the shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue to operate separately from the Acquiring Fund until such time as the PES Board determines what action should be taken, if any, including potentially the liquidation of the Target Fund.

Adjournments

The Meeting with respect to the Target Fund may be adjourned from time to time by the vote of a majority of the shares of the Target Fund represented at the Meeting, either in person or by proxy, whether or not a quorum is present, and the Meeting may be held as adjourned without further notice if the time and place to which the Meeting is so adjourned are announced at the Meeting at which adjournment is taken and the adjourned meeting is held within a reasonable time after the date set for the original Meeting. If the adjournment is for more than sixty (60) days from the date set for the original Meeting or a new record date is fixed for the adjourned meeting, notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting. Any business that might have been transacted at the Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the Proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, PIMCO Equity Series does not expect to receive broker non-votes.

Assuming the presence of a quorum, abstentions will have the effect of votes against the Proposal. Abstentions will have no effect on the outcome of a vote on adjournment. Broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting.

Method and Cost of Solicitation

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the PES Board for use at the Meeting. The shareholders of the Target Fund entitled to receive notice of the Meeting and to vote, and the number of shares that may be voted, with respect to the Meeting or any adjournment thereof is determined as of the close of business on the Record Date. PIMCO Equity Series expects that the solicitation of proxies will be primarily by mail and telephone. AST Fund Solutions LLC (“AST”) has been retained to provide proxy services, at an anticipated cost of approximately $107,248. PIMCO will bear all costs associated with the Meeting, including, but not limited to, proxy and proxy solicitation costs, printing costs, board fees relating to any special board meetings and legal fees. The Acquiring Fund, the Target Fund and their respective shareholders will not bear any costs associated with the Meeting.

Right to Revoke Proxy

A valid proxy which does not state that it is irrevocable shall continue in full force and effect unless: (i) revoked by the person executing it before the vote pursuant to that proxy is taken, (a) by a writing delivered to PIMCO Equity Series stating that the proxy is revoked, or (b) by a subsequent proxy executed by such person, or (c) attendance at the Meeting and voting in person by the person executing that proxy, or (d) revocation by such person using any electronic, telephonic, computerized or other alternative means authorized by the PES Board for authorizing the proxy to act; or (ii) written notice of the death or incapacity of the maker of that proxy is received by PIMCO Equity Series before the vote pursuant to that proxy is counted.

Voting Securities and Principal Holders

Shareholders of the Target Fund at the close of business on the Record Date will be entitled to be present and vote on the Proposal at the Meeting. As of the Record Date, the Target Fund had 8,836,513.39, 7,586,881.37, 7,308,676.62, and 4,651,982.35 shares of Institutional Class, I-2, Class A, and Class C shares, respectively, outstanding and entitled to vote at the Meeting.

Appendix D lists persons who held of record or beneficially 5% or more of the outstanding shares of each of the Target Fund and Acquiring Fund as of the Record Date.

Interest of Certain Persons in the Reorganization

Research Affiliates may be deemed to have an interest in the Reorganization because it is a sub-adviser to the Acquiring Fund and will receive fees for its services as sub-adviser (which will be paid by PIMCO). Robert D. Arnott, Christopher J. Brightman, Mohsen Fahmi, Bryan Tsu, Jing Yang, and Graham Rennison, each a portfolio manager of the Acquiring Fund, may be deemed to have an interest in the Reorganization because of their continued service as portfolio managers and continued receipt of compensation for managing the Acquiring Fund.

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of [ ], 2019, by and between PIMCO Funds, a Massachusetts business trust, on behalf of the PIMCO RAE Worldwide Long/Short PLUS Fund (the “Acquiring Fund”), and PIMCO Equity Series, a Delaware statutory trust, on behalf of the PIMCO EqS® Long/Short Fund (the “Acquired Fund”). Pacific Investment Management Company, LLC (“PIMCO”) has entered into this Agreement solely for purposes of Sections 2.4, 4.3 and 10.2. Each of PIMCO Funds, PIMCO Equity Series and PIMCO has its principal office and place of business at 650 Newport Center Drive, Newport Beach, California 92660.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to the terms and conditions set forth herein, the Reorganization (as defined below) will consist of the transfer of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the corresponding class of shares of the Acquiring Fund (as set forth on Exhibit A) (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the Liabilities (as defined in Section 1.3) of the Acquired Fund, and the distribution of the Acquiring Fund Shares pro rata, by class, to the shareholders of the corresponding class of shares of the Acquired Fund followed as soon as practicable by the complete liquidation of the Acquired Fund (the “Reorganization”).

The Acquired Fund and PIMCO Equity Series, acting for itself and on behalf of the Acquired Fund, and the Acquiring Fund and PIMCO Funds, acting for itself and on behalf of the Acquiring Fund, are acting separately from all of the other parties and their series, and not jointly or jointly and severally with any other party.

WHEREAS, the Trustees of PIMCO Equity Series have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of PIMCO Funds have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF ACQUIRED FUND LIABILITIES; LIQUIDATION OF THE ACQUIRED FUND

1.1.     Subject to any required approval of the Acquired Fund’s shareholders and the other terms and conditions hereinafter set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in Section 2.5) (or as soon thereafter as is reasonably practicable), PIMCO Equity Series shall assign, deliver and otherwise transfer the Assets (as defined in Section 1.2) of the Acquired Fund to PIMCO Funds, on behalf of the Acquiring Fund. In exchange therefor, at the Effective Time (or as soon thereafter as is reasonably practicable), PIMCO Funds, on behalf of the Acquiring Fund shall (i) deliver to PIMCO Equity Series that number of full and fractional (if any) Acquiring Fund Shares (of the corresponding class) computed in the manner set forth in Section 2.3 and (ii) assume all of the Liabilities of the Acquired Fund on behalf of the Acquiring Fund, as set forth herein. Such transactions shall take place at the closing provided for in Section 3.1.

1.2.     The assets of the Acquired Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights of the Acquired Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses owned by or otherwise shown as an asset on the books of the Acquired Fund or balance sheet of the Acquired Fund prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) at the Effective Time, books and records, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”).

1.3.     The Acquired Fund will use commercially reasonable efforts to discharge all of its known and existing liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Acquired Fund’s normal investment operations that were incurred in the ordinary course of business consistent with past practice. The Acquiring Fund shall assume all liabilities and obligations of any kind of the Acquired Fund whether or not determinable on the Closing Date (as defined in Section 3.1) and whether or not specifically referred to in this Agreement (collectively, the “Liabilities”).

1.4.     At the Effective Time (or as soon thereafter as is reasonably practicable), PIMCO Equity Series, on behalf of the Acquired Fund, will distribute the Acquiring Fund Shares pro rata, by class, to the record holders of the corresponding class of shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”). Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund (or its transfer agent) in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares, by class, to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the corresponding class of shares of the Acquired Fund (the “Acquired Fund Shares”) owned by such Acquired Fund Shareholders at the Effective Time. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. As soon as reasonably practicable thereafter, the Acquired Fund will be liquidated, dissolved and otherwise terminated. The Acquired Fund shall not conduct any business on or after the Closing Date (as defined in Section 3.1) except in connection with its satisfaction of any post-Reorganization obligations or liabilities pursuant to this Agreement or its dissolution, liquidation, and termination of its business.

1.5.     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.6.     Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns due, giving effect to extensions, relating to tax periods ending on or prior to the Closing Date (as defined in Section 3.1), or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund; moreover, any tax returns of the Acquired Fund for a taxable year ending on or prior to the Closing Date shall be the responsibility of the Acquired Fund.

1.7.     PIMCO Equity Series, on behalf of the Acquired Fund, will pay or cause to be paid to the Acquiring Fund any interest or dividends received on or after the Closing with respect to securities or other instruments transferred to the Acquiring Fund hereunder. PIMCO Equity Series will cause the Acquired Fund to transfer to the Acquiring Fund any distributions, rights, stock dividends or other securities or payments received or otherwise for any reason held in the name of the Acquired Fund after the Closing Date, as distributions on or with respect to the securities or other instruments transferred to the Acquiring Fund as appropriate. Such assets shall be deemed included in the Assets and shall not be separately valued, unless the securities are in respect of a distribution which shall have gone “ex” or are otherwise appropriate for valuation prior to the Effective Date, in which case any such distribution that remains unpaid or securities that remain held in the name of the Acquired Fund at the Closing shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.8.     PIMCO Equity Series shall cause all books and records of the Acquired Fund to be available to the Acquiring Fund from and after the Closing Date and shall cause such books and records to be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	VALUATION

2.1     The net asset value of Acquired Fund Shares shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquired Fund and as approved by the Board of Trustees of PIMCO Equity Series. The Acquired Fund and the Acquiring Fund hereby agree to cooperate with the other party in valuing the securities and other investments held by the Acquired Fund, as well as determining the amount of Liabilities, for purposes of the Reorganization.

2.2     With respect to the Reorganization, the net asset value of Acquiring Fund Shares shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquiring Fund and as approved by the Board of Trustees of PIMCO Funds.

2.3     The number of Acquiring Fund Shares, by class, to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be determined with respect to each class by dividing the value of the Assets (net of Liabilities) with respect to each class of shares of the Acquired Fund, determined in accordance with Section 2.1, by the net asset value of the Acquiring Fund Shares of the corresponding class, determined in accordance with Section 2.2.

2.4     All computations of value with respect to the Acquired Fund and Acquiring Fund shall be made by PIMCO in its capacity as adviser and administrator for both the Acquired Fund and Acquiring Fund. Such computations shall be subject to confirmation by the Acquired Fund’s and Acquiring Fund’s transfer agent and independent registered public accounting firm, as applicable.

2.5     The Effective Time shall be the time at which the Acquired Fund calculates its net asset value as set forth in its prospectus (ordinarily as of the close of regular trading on the New York Stock Exchange (“NYSE”)) on the Closing Date (as defined in Section 3.1) (the “Effective Time”).

3.	CLOSING AND CLOSING DATE

3.1     The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of PIMCO at or after 4:00 p.m. ET on or about [ ], or at such other place and/or on such other date and in such manner (including by telephone or e-mail) as to which the parties may agree, provided that PIMCO Equity Series, on behalf of the Acquired Fund, may delay the Closing upon prior notice to PIMCO Funds if necessary to allow enough time for sufficient votes of the Acquired Fund’s shareholders to be obtained (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time, unless otherwise agreed to by the parties.

3.2     State Street Bank and Trust Company (“State Street”) is the custodian for both the Acquired Fund and Acquiring Fund. PIMCO Equity Series, on behalf of the Acquired Fund, shall direct State Street to transfer in proper form the Assets of the Acquired Fund to the Acquiring Fund, as of the Closing Date (or as soon thereafter as is reasonably practicable). PIMCO Equity Series shall instruct State Street to present to the Acquiring Fund the portfolio securities and other assets of the Acquired Fund in the form of an asset list or other written instrument certified or signed by a duly authorized officer of State Street for examination no later than three business days preceding the Closing Date or otherwise confirm that PIMCO Funds has access to such information. If applicable, such certified list or instrument shall state that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Except as otherwise agreed, those portfolio securities and other assets comprising the Assets shall be transferred and delivered as of the Closing Date (or as soon thereafter as is reasonably practicable) by the Acquired Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Any of the Acquired Fund’s portfolio securities and instruments held in book entry form at a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), shall be delivered as of the Closing Date (or as soon thereafter as is reasonably practicable) by book entry transfer in accordance with the customary practices of such depositories. PIMCO Equity Series shall direct State Street to deliver cash of the Acquired Fund by wire transfer of available funds, or such other means as PIMCO Equity Series and PIMCO Funds may agree is appropriate, on the Closing Date (or as soon thereafter as is reasonably practicable). No later than one week after the Closing Date, PIMCO Equity Series shall also deliver a schedule of the tax basis of each Asset transferred by the Acquired Fund or otherwise confirm that PIMCO Funds has access to such information.

3.3     With respect to the Reorganization, PIMCO Equity Series shall direct DST Asset Manager Solutions, Inc., in its capacity as transfer agent for the Acquired Fund and the Acquiring Fund (the “Transfer Agent”), to deliver to PIMCO Funds at the Closing a certificate of a duly authorized officer of the Transfer Agent stating that the Acquired Fund’s records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares by class owned by each Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of PIMCO Equity Series, on behalf of the Acquired Fund, prior to the Effective Time, a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time (or as soon thereafter as is reasonably practicable), or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund (or the Transfer Agent).

3.4     In the event that at the Effective Time or immediately prior to the Closing Date, the NYSE or another primary trading market for portfolio securities or other assets of the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of PIMCO Funds and PIMCO Equity Series, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or until such day as the parties may mutually agree.

4.	REPRESENTATIONS AND WARRANTIES

4.1     Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of PIMCO Equity Series, PIMCO Equity Series, on behalf of the Acquired Fund, represents and warrants to PIMCO Funds, on behalf of the Acquiring Fund, as follows:

(a)     The Acquired Fund is a duly established series of PIMCO Equity Series, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, as may be amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)     PIMCO Equity Series is registered with the Commission as an open-end management investment company under the 1940 Act, and the current registration statement of the Acquired Fund under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect on the Closing Date.

(c)     No consent, approval, authorization or order of any court or governmental authority is required for the consummation by PIMCO Equity Series, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws or any other law, rule or regulation.

(d)     The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not, did not or will not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)     At the Effective Time, PIMCO Equity Series, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens, security interest or other encumbrances, and upon delivery and payment for such Assets, PIMCO Funds, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)     PIMCO Equity Series, on behalf of the Acquired Fund, is not engaged currently in, and the execution, delivery and performance of this Agreement will not result in, a violation of Delaware law or a material violation of its Amended and Restated Declaration of Trust or Amended and Restated By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which PIMCO Equity Series, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which PIMCO Equity Series, on behalf of the Acquired Fund, is a party or by which it is bound.

(h)     All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate with respect to the Acquired Fund without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(i)     Except as otherwise disclosed to PIMCO Funds, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to PIMCO Equity Series’ knowledge, threatened against the Acquired Fund or any of its property or assets that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. PIMCO Equity Series, on behalf of the Acquired Fund, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

(j)     The Acquiring Fund has access to or has been furnished with the Acquired Fund’s annual report to shareholders for the fiscal year ended June 30, 2019, and its semi-annual report to shareholders for the fiscal period ended December 31, 2018.

(k)     The Acquiring Fund has access to or has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Acquired Fund as of [ ]. The Assets and Liabilities of the Acquired Fund and the net asset value of the Acquired Fund calculated as of the Closing Date will be true and correct and calculated in accordance with GAAP and Section 2 hereof.

(l)     The financial statements, including the notes thereto, the financial highlights and the schedule of investments, of the Acquired Fund at June 30, 2019, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Acquired Fund and the Acquiring Fund, and are in accordance with GAAP consistently applied, and such financial statements (copies of which have been furnished or made available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(m)     The financial statements, including the notes thereto, the financial highlights and the schedule of investments, of the Acquired Fund at December 31, 2018, are in accordance with GAAP consistently applied, and such financial statements (copies of which have been furnished or are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(n)     Since June 30, 2019, there has not been any material adverse change in the Acquired Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to PIMCO Funds, on behalf of the Acquiring Fund. For the purposes of this subsection (n), a decline in net asset value per share of Acquired Fund Shares as a result of declines in market values of securities held in the Acquired Fund’s portfolio, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(o)     For each taxable year of the Acquired Fund since inception (in the case of the taxable year that includes the Closing Date, for that portion of such taxable year ending with the Closing Date), the Acquired Fund has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company (“RIC”), has been (or is expected to be) eligible to and has computed (or will compute) its U.S. federal income tax under Section 852 of the Code, and has (or will have) distributed substantially all of its investment company taxable income, net tax exempt income and net capital gain (in each case, as defined in the Code) required to be distributed by the Closing Date.

(p)     At the Effective Time, all federal, state, local, foreign and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed or provided to the applicable recipient by the Closing Date, giving effect to extensions, have been filed or provided and are or will be correct in all material respects, and all federal, state, local, foreign and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) have been paid or provision has been made for the payment thereof, and to the best of the knowledge of the Acquired Fund, no such return, form or report is currently under audit and no assessment has been asserted with respect to such returns, forms or reports.

(q)     At the Effective Time, there are no audits, examinations, investigations or other proceedings pending or threatened by any taxing authority in writing with respect to the Acquired Fund, and no waivers or extensions of any statute of limitations have been granted or requested with respect to the Acquired Fund.

(r)     At the Effective Time, no taxing authority with which the Acquired Fund does not file tax returns has claimed that such Acquired Fund is or may be subject to taxation by that taxing authority, and no taxing authority with which the Acquired Fund does not file a particular tax return has claimed that the Acquired Fund is or may be required to file such tax return. No issue has been raised by any tax authority in any prior examination of the Acquired Fund which, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period. Schedule 4.1(r) lists (a) all jurisdictions in which the Acquired Fund pays taxes and/or has a duty to file tax returns and (b) all federal, state and franchise tax returns filed, by or on behalf of the Acquired Fund. The Acquired Fund does not have, nor has the Acquired Fund ever had, a permanent establishment in any country other than the United States.

(s)     All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by PIMCO Equity Series and in each jurisdiction in which the Acquired Fund Shares have been offered and sold such shares have been offered and sold in compliance with applicable registration requirements (or exemptions therefrom) and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, as of the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(t)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Board of Trustees of PIMCO Equity Series (including the trustees who are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of PIMCO Equity Series), on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of PIMCO Equity Series, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(u)     The information to be furnished by the Acquired Fund for use in advertisements, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby, shall be true, accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto and shall not omit to state any material fact necessary in order to make the information not misleading.

(v)     The N-14 (as defined in Section 5.6), insofar as it relates to the Acquired Fund and the Acquired Fund Shares, will, from the effective date of the N-14 through the date of the meeting of the Acquired Fund Shareholders contemplated therein and at the Effective Time, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(w)     The Acquired Fund’s investment operations, from inception to the date hereof, has been (and will through the Closing Date be) in compliance in all material respects with the investment policies and investment restrictions set forth in the prospectus and statement of additional information of the Acquired Fund, as in effect from time to time.

(x)     As soon as is reasonably practicable after the Reorganization, PIMCO Equity Series will ensure that the Acquired Fund is completely liquidated and that the Acquired Fund does not conduct any business on or after the Closing Date except in connection with its satisfaction of any post-Reorganization obligations or liabilities pursuant to this Agreement or its dissolution, liquidation, and termination of its business.

4.2     Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of PIMCO Funds, PIMCO Funds, on behalf of the Acquiring Fund, represents and warrants to PIMCO Equity Series, on behalf of the Acquired Fund, as follows:

(a)     The Acquiring Fund is a duly established series of PIMCO Funds, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with power under its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may be amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)     PIMCO Funds is registered with the Commission as an open-end management investment company under the 1940 Act, and the current registration statement of the Acquiring Fund under the 1933 Act and the 1940 Act is in full force and effect, or is anticipated to be in full force and effect on the Closing Date.

(c)     No consent, approval, authorization or order of any court or governmental authority is required for the consummation by PIMCO Funds, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws or any other law, rule or regulation.

(d)     The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not, did not or will not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)     At the Effective Time, PIMCO Funds, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets free of any liens or other encumbrances.

(f)     PIMCO Funds, on behalf of the Acquiring Fund, is not engaged currently in, and the execution, delivery and performance of this Agreement will not result in, a violation of Massachusetts law or a material violation of its Amended and Restated Declaration of Trust or Amended and Restated By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which PIMCO Funds, on behalf of the Acquiring Fund, is a party or by which it is bound.

(g)     The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which PIMCO Funds, on behalf of the Acquiring Fund, is a party or by which it is bound.

(h)     Except as otherwise disclosed to PIMCO Equity Series, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to PIMCO Funds’ knowledge, threatened against the Acquiring Fund or any of its property or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. PIMCO Funds, on behalf of the Acquiring Fund, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(i)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Board of Trustees of PIMCO Funds (including the trustees who are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of PIMCO Funds), on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of PIMCO Funds, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)     The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will, at the Effective Time, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by PIMCO Funds. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(k)     The information to be furnished by the Acquiring Fund for use in advertisements, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby, shall be true, accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto and shall not omit to state any material fact necessary in order to make the information not misleading.

(l)     The N-14 (as defined in Section 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the N-14 through the date of the meeting of the Acquired Fund Shareholders contemplated therein and at the Effective Time, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.3     PIMCO represents and warrants to PIMCO Equity Series, on behalf of the Acquired Fund, and PIMCO Funds, on behalf of the Acquiring Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of PIMCO, and this Agreement will constitute a valid and binding obligation of PIMCO, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles and that the execution, delivery and performance of this Agreement will not result in violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which PIMCO is a party or by which it is bound. PIMCO further represents and warrants that it is registered with the Commission as an investment adviser and serves as the investment adviser to the Acquired Fund and Acquiring Fund.

5.	COVENANTS AND AGREEMENTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1     The Acquired Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Acquired Fund will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. PIMCO Equity Series covenants that upon reasonable notice, the Acquiring Fund’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary, in the sole and exclusive discretion of the Acquiring Fund’s officers, to maintain current knowledge of the Acquired Fund, its holdings and operations, and to ensure that the representations and warranties herein are accurate.

5.2     PIMCO Equity Series will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein and in the N-14 (as defined in Section 5.6 below).

5.3     The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4     The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5     Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6     The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund that is reasonably necessary for the preparation of the Combined Proxy Statement and Prospectus on Form N-14 (the “N-14”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein and the associated registration of shares of the Acquiring Fund.

5.7     As soon as is reasonably practicable after the Closing of the Reorganization, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8     The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Articles VI and VII to effect the transactions contemplated by this Agreement as promptly as reasonably practicable.

5.9     PIMCO Funds, on behalf of the Acquiring Fund, and PIMCO Equity Series, on behalf of the Acquired Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) PIMCO Equity Series’, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) PIMCO Funds’, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10   The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

6.1     The obligations of PIMCO Equity Series, on behalf of the Acquired Fund, to complete the transactions provided for herein shall be subject, at PIMCO Equity Series’ election, to the following conditions:

(a)     All representations and warranties of PIMCO Funds, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time; and as of the Closing Date there shall be (i) no pending or threatened litigation brought by any person against the Acquiring Fund, its advisers, directors, trustees, partners, members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund that the Acquiring Fund reasonably believes might result in such litigation.

(b)     Upon request of PIMCO Equity Series, PIMCO Funds, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to PIMCO Equity Series and dated as of the Effective Time, to the effect that the representations and warranties of PIMCO Funds, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as PIMCO Equity Series shall reasonably request.

(c)     Upon request of PIMCO Equity Series, PIMCO Funds, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an assumption of Liabilities certified by an officer of PIMCO Funds dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Liabilities of the Acquired Fund.

(d)     PIMCO Funds, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by PIMCO Funds, on behalf of the Acquiring Fund, on or before the Effective Time.

(e)     The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 2.3.

(f)     All actions taken by PIMCO Funds or the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

(g)     PIMCO Equity Series shall have received on the Closing Date the opinion or opinions of Dechert LLP, counsel to PIMCO Funds, dated as of the Closing Date, covering the following points:

(1)     PIMCO Funds is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of the properties and assets of the Acquiring Fund and to carry on its business, including that of the Acquiring Fund, as a registered investment company or series thereof;

(2)     The Agreement has been duly authorized, executed, and delivered by PIMCO Funds, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of the Agreement by PIMCO Equity Series, is a valid and binding obligation of PIMCO Funds, on behalf of the Acquiring Fund, enforceable against PIMCO Funds in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(3)     The Acquiring Fund Shares to be issued as provided by this Agreement are duly authorized, upon delivery will be validly issued and outstanding, and will be fully paid and non-assessable by PIMCO Funds and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(4)     The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of PIMCO Funds’ Amended and Restated Declaration of Trust or Amended and Restated By-Laws or any provision of any material agreement to which PIMCO Funds or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which PIMCO Funds is a party or by which it is bound;

(5)     To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required to be obtained by PIMCO Funds in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(6)     PIMCO Funds is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(7)     The N-14 has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued; and

(8)     To the knowledge of such counsel, and except as otherwise disclosed to PIMCO Equity Series pursuant to Section 4.2(h) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to PIMCO Funds or the Acquiring Fund and neither PIMCO Funds nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1     The obligations of PIMCO Funds, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at PIMCO Funds’ election, to the following conditions:

(a)     All representations and warranties of PIMCO Equity Series, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time; and as of the Closing Date there shall be (i) no pending or threatened litigation brought by any person against the Acquired Fund, its advisers, directors, trustees, partners, members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund that the Acquired Fund reasonably believes might result in such litigation.

(b)     Upon request of PIMCO Funds, PIMCO Equity Series shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP and certified by the Treasurer of PIMCO Equity Series, including a list of securities and other assets owned by the Acquired Fund with their respective tax bases and values determined as provided in Section 2 above, all as of the Effective Date.

(c)     Upon request of PIMCO Equity Series, PIMCO Equity Series on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to PIMCO Funds and dated as of the Effective Time, to the effect that the representations and warranties of PIMCO Equity Series, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as PIMCO Funds shall reasonably request.

(d)     PIMCO Equity Series, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by PIMCO Equity Series, on behalf of the Acquired Fund, on or before the Effective Time.

(e)     The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 2.3.

(f)     All actions taken by PIMCO Equity Series or the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

(g)     PIMCO Funds shall have received on the Closing Date the opinion or opinions of Dechert LLP, counsel to PIMCO Equity Series, dated as of the Closing Date, covering the following points:

(1)     PIMCO Equity Series is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the properties and assets of the Acquired Fund, and to carry on its business, including that of the Acquired Fund, as a registered investment company or series thereof;

(2)     The Agreement has been duly authorized, executed, and delivered by PIMCO Equity Series, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by PIMCO Funds, is a valid and binding obligation of PIMCO Equity Series, on behalf of the Acquired Fund, enforceable against PIMCO Equity Series in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(3)     The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of PIMCO Equity Series’ Amended and Restated Declaration of Trust or Amended and Restated By-Laws or any provision of any material agreement to which PIMCO Equity Series or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which PIMCO Equity Series is a party or by which it is bound;

(4)     To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by PIMCO Equity Series in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(5)     PIMCO Equity Series is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquired Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(6)     To the knowledge of such counsel, and except as otherwise disclosed to PIMCO Funds pursuant to Section 4.1(i) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to PIMCO Equity Series or the Acquired Fund and neither PIMCO Equity Series nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

8.1     If any of the conditions set forth in this Section 8.1 have not been satisfied on or before the Effective Time, PIMCO Funds, on behalf of the Acquiring Fund, or PIMCO Equity Series, on behalf of the Acquired Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)     The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding voting securities of the Acquired Fund in accordance with the provisions of PIMCO Equity Series’ Amended and Restated Declaration of Trust and Amended and Restated By-Laws, applicable state law and the 1940 Act and the regulations thereunder, and, upon request, copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. As permitted under the PIMCO Equity Series governing documents, the shareholder meeting may be adjourned or postponed to allow for solicitation of additional votes in favor of approval of the Agreement or any transactions contemplated by this Agreement, including the Reorganization. Notwithstanding anything herein to the contrary, PIMCO Funds and PIMCO Equity Series, on behalf of the Acquiring Fund or the Acquired Fund, respectively, may not waive the conditions set forth in this Section 8.1(a).

(b)     At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of PIMCO Funds or Equity Series, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by PIMCO Funds or Equity Series to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

(d)     The N-14 shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(e)     The registration statement on Form N-1A with regard to the Acquiring Fund shall have become effective under the 1933 Act, and no stop order suspending effectiveness thereof shall have been issued and to the best knowledge of PIMCO Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(f)     PIMCO Funds and Equity Series shall have received an opinion of Dechert LLP as to federal income tax matters substantially to the effect that, based on the facts, representations and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)     The transfer by the Acquired Fund of all of its Assets to its the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(2)     Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein or (ii) the distribution of the Acquiring Fund Shares by the Acquired Fund to Acquired Fund Shareholders in liquidation as specified herein, except that the Acquired Fund may be required to recognize gain or loss with respect to (A) contracts described in Section 1256(b) of the Code, (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(3)     Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein.

(4)     Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund.

(5)     Under Section 358 of the Code, the basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the basis of the shareholder’s Acquired Fund shares exchanged therefor.

(6)     Under Section 362(b) of the Code, the basis of the Acquired Fund’s Assets received by the Acquiring Fund will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transactions, except with respect to (A) contracts described in Section 1256(b) of the Code, (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, and (C) any other Asset on which gain was recognized by the Acquired Fund upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(7)     Under Section 1223(1) of the Code, each shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset at the time of the exchange.

(8)     Under Section 1223(2) of the Code, the holding period of the Acquiring Fund with respect to the Acquired Fund’s Assets will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund.

(9)     The Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in Section 381(c) of the Code subject to the conditions and limitations specified in the Code, the regulations thereunder and existing court decisions and published interpretations of the Code and Regulations.

The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of PIMCO Funds and PIMCO Equity Series, on behalf of the Acquiring Fund and the Acquired Fund, respectively. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 8.1(f).

(g)     State Street or an appropriate officer of PIMCO Equity Series shall have delivered such certificates or other documents as set forth in Section 3.2, or PIMCO Equity Series shall have otherwise confirmed that PIMCO Funds has access to such information as set forth in Section 3.2.

(h)     The Transfer Agent shall have delivered to PIMCO Funds a certificate of its authorized officer as set forth in Section 3.3.

(i)     The Acquiring Fund shall have issued and delivered to the Secretary of PIMCO Equity Series the confirmation as set forth in Section 3.3.

(j)     Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

9.	INDEMNIFICATION

9.1     The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund, PIMCO Equity Series and each of their respective trustees, officers, agents or employees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable court costs, but excluding any indirect, consequential or special damages) to which the Acquired Fund, PIMCO Equity Series or any of their respective trustees, officers, agents or employees may become subject, insofar as any such loss, claim, damage, liability or expense arises out of or is based on: (i) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement; or (ii) the grossly negligent or reckless acts or omissions or willful misfeasance of the Acquiring Fund in connection with this Agreement.

9.2     The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund, PIMCO Funds and each of their respective trustees, officers, agents or employees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable court costs, but excluding any indirect, consequential or special damages) to which the Acquiring Fund, PIMCO Funds or any of their respective trustees, officers, agents or employees may become subject, insofar as any such loss, claim, damage, liability or expense arises out of or is based on: (i) any breach by the Acquired

Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement; or (ii) the grossly negligent or reckless acts or omissions or willful misfeasance of the Acquired Fund in connection with this Agreement.

9.3     PIMCO Equity Series understands and agrees that the obligations of PIMCO Funds, on behalf of the Acquiring Fund, under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of PIMCO Funds personally, but bind only PIMCO Funds, on behalf of the Acquiring Fund and the Acquiring Fund’s property. Moreover, no series of PIMCO Funds other than the Acquiring Fund shall be responsible for the obligations of PIMCO Funds hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. PIMCO Equity Series represents that it has notice of the provisions of the Amended and Restated Declaration of Trust of PIMCO Funds disclaiming shareholder and trustee liability for acts or obligations of the Acquiring Fund.

9.4     PIMCO Funds understands and agrees that the obligations of PIMCO Equity Series, on behalf of the Acquired Fund, under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of PIMCO Equity Series personally, but bind only PIMCO Equity Series, on behalf of the Acquired Fund and the Acquired Fund’s property. Moreover, no series of PIMCO Equity Series other than the Acquired Fund shall be responsible for the obligations of PIMCO Equity Series hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. PIMCO Funds represents that it has notice of the provisions of the Amended and Restated Declaration of Trust of PIMCO Equity Series disclaiming shareholder and trustee liability for acts or obligations of the Acquired Fund.

10.	FEES AND EXPENSES

10.1   The Acquiring Fund and the Acquired Fund each represents and warrants to the other that there are no obligations to pay any brokers or finders and that no brokers or finders are entitled to receive any payments in connection with the transactions provided for herein.

10.2   PIMCO agrees that none of the costs and expenses incurred in connection with the Reorganization (exclusive of any brokerage commissions or other portfolio transaction costs of the Acquiring Fund or the Acquired Fund, which will be borne by the Acquiring Fund or Acquired Fund, respectively), whether or not the Reorganization is consummated, shall be borne by PIMCO Equity Series, on behalf of the Acquired Fund, or by PIMCO Funds, on behalf of the Acquiring Fund, and that such costs and expenses shall be borne by PIMCO.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1   The Acquiring Fund and the Acquired Fund agree that no party has made any representation, warranty or covenant related to the Reorganization not set forth herein and this Agreement constitutes the entire agreement between the parties.

11.2   Except as specified in the next sentence set forth in this Section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquiring Fund and the Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated herein may be abandoned by PIMCO Funds with respect to the Acquiring Fund or by PIMCO Equity Series with respect to the Acquired Fund by: (i) mutual agreement of such parties; (ii) by PIMCO Funds, on behalf of the Acquiring Fund, if PIMCO Equity Series, on behalf of the Acquired Fund, shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith; (iii) by PIMCO Equity Series, on behalf of the Acquired Fund, if PIMCO Funds, on behalf of the Acquiring Fund, shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith; (iv) PIMCO Funds or PIMCO Equity Series if a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met as of the Closing Date; or (v) PIMCO Funds or PIMCO Equity Series if any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this clause shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees, or officers, as the case may be, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

In addition, this Agreement may be terminated and the transactions contemplated herein may be abandoned if the Board of Trustees of PIMCO Equity Series or the Board of Trustees of PIMCO Funds determines in good faith that circumstances have developed that would make proceeding with the Reorganization not in the best interests of the Acquired Fund’s shareholders or the Acquiring Fund’s shareholders, respectively.

13.	WAIVER

At any time prior to the Closing Date, PIMCO Equity Series, on behalf of the Acquired Fund, and PIMCO Funds, on behalf of the Acquiring Fund, may: (i) extend the time for the performance of the obligations or other acts of the other; (ii) waive any inaccuracy in the representations of the other; and (iii) waive compliance by the other with any of the agreements or conditions set forth herein. Any such extension or waiver must be in writing.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties hereto.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier), e-mail or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed as follows:

If to PIMCO Funds:

PIMCO Funds

650 Newport Center Drive

Newport Beach, California 92660

Attention: Ryan Leshaw

Telephone: (949) 720-6980

Fax: (949) 719-3136

Email: ryan.leshaw@pimco.com

With a copy (which shall not constitute notice) to:

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Attention: Adam Teufel

Telephone: (202) 261-3464

Fax: (202) 261-3164

Email: adam.teufel@dechert.com

If to PIMCO Equity Series:

PIMCO Equity Series

650 Newport Center Drive

Newport Beach, California 92660

Attention: Ryan Leshaw

Telephone: (949) 720-6980

Fax: (949) 719-3136

Email: ryan.leshaw@pimco.com

With a copy (which shall not constitute notice) to:

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Attention: Adam Teufel

Telephone: (202) 261-3464

Fax: (202) 261-3164

Email: adam.teufel@dechert.com

16.	HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

16.1   The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders, as applicable, of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement other than those expressly set forth in this Agreement with respect to the parties of this Agreement.

16.4   This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its principles of conflicts of laws.

16.5   The trustees of PIMCO Equity Series and the shareholders and officers of the Acquired Fund shall not be liable for any obligations of PIMCO Equity Series under this Agreement and the trustees of PIMCO Funds and the shareholders and officers of the Acquiring Fund shall not be liable for any obligations of PIMCO Funds under this Agreement, and the parties hereto agree that, in asserting any rights or claims against the other party under this Agreement, it shall look only to the assets and property of PIMCO Equity Series or the Acquired Fund or PIMCO Funds or the Acquiring Fund, as appropriate, in settlement of such rights or claims, and not to the trustees, shareholders or officers of the other.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the                      day of [    ], 2019.

PIMCO Equity Series on behalf of PIMCO EqS® Long/Short Fund	PIMCO Funds on behalf of PIMCO RAE Worldwide Long/Short PLUS Fund

By:	By:

Name:	Name:

Title:	Title:

Solely for purposes of Sections 2.4, 4.3 and 10.2

Pacific Investment Management Company, LLC

By:

Name:

Title:

EXHIBIT A

PIMCO EqS® Long/Short Fund (Acquired Fund) Share Classes	PIMCO RAE Worldwide Long/Short PLUS Fund (Acquiring Fund) Corresponding Share Classes
Institutional Class	Institutional Class
I-2	I-2
Class A	Class A
Class C	Class C

APPENDIX B - ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Disclosure of Portfolio Holdings

Please see “Disclosure of Portfolio Holdings” in the Acquiring Fund’s Statement of Additional Information for information about the availability of the complete schedule of the Acquiring Fund’s holdings.

Classes of Shares

Class A, Class C, Institutional Class, and I-2 shares of the Acquiring Fund are offered in this Proxy Statement/Prospectus. Each share class represents an investment in the Acquiring Fund, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment, the expenses borne by each class, which are detailed in the fee table and example at the front of this prospectus, any initial sales charge or contingent deferred sales charge (CDSC) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Individual investors can generally invest in Class A and Class C shares. Class C shares of the Acquiring Fund will automatically convert into Class A shares of the Acquiring Fund after they have been held for ten years. In addition, any Class C shares held in Orphaned Accounts (as defined below) will automatically convert into Class A shares of the Acquiring Fund. Certain shareholder accounts are maintained with PIMCO Funds’ Transfer Agent and list a broker-dealer of record (“Prior Broker-Dealer of Record”) other than the Distributor, and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with PIMCO Funds and the Distributor (defined below) becoming the default dealer of record for such account, then such account would be referred to as an “Orphaned Account.” These automatic conversions will be executed without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares. Only certain investors may purchase Institutional Class and I-2 shares.

The availability of sales charge waivers and discounts may depend on whether you purchase Acquiring Fund shares directly from the Distributor or a financial firm. More information regarding sales charge waivers and discounts is summarized below.

The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial firms for distribution and other services. More information about the PIMCO Fund’s multi-class arrangements is included in the Statement of Additional Information and can be obtained free of charge by visiting pimco.com or by calling 888.87.PIMCO.

Sales Charges

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Acquiring Fund is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Acquiring Fund through a financial firm, it is the responsibility of the financial firm to ensure that you obtain the proper “breakpoint” discount.

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $50,000	5.50%	5.82%

$50,000 but under $100,000	4.50%	4.71%

$100,000 but under $250,000	3.50%	3.63%

$250,000 but under $500,000	2.50%	2.56%

$500,000 but under $1,000,000	2.00%	2.04%

$1,000,000 +	0.00%*	0.00%*

* As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. See “Contingent Deferred Sales Charges – Class A Shares” below.

Investors in the Acquiring Fund may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, Right of Accumulation (Cumulative Quantity Discount), Letter of Intent or Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of PIMCO Funds or PIMCO Equity Series that offer Class A shares (other than the PIMCO Government Money Market Fund) (collectively, “Eligible Funds”), are summarized below and are described in greater detail in the Statement of Additional Information.

Combined Purchase Privilege and Right of Accumulation (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase (the “Combined Purchase Privilege”). In addition, a Qualifying Investor may obtain a reduced sales charge on Class A shares by adding the purchase value of Class A shares of an Eligible Fund with the current aggregate NAV of all Class A and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor (the “Right of Accumulation” or “Cumulative Quantity Discount”).

The term “Qualifying Investor” refers to:

1.

an individual, such individual’s spouse or domestic partner, as recognized by applicable state law, or such individual’s children under the age of 21 years (each a “family member”) (including family trust* accounts established by such a family member); or

2.	a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or
3.	an employee benefit plan of a single employer.

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a “family trust” is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).

Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent. Investors may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent which expresses intent to invest not less than $50,000 (or $100,000 in the case of those Funds with an initial sales charge breakpoint of $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. The value of the investor’s account(s) linked to a Letter of Intent will be included at the start date of the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Redemptions during the LOI period will not count against the shareholder, but a CDSC may be charged for LOIs of $1,000,000.

In making computations concerning the amount purchased for purposes of a Letter of Intent, the Right of Accumulation value of eligible accounts will be included in the computation when the Letter of Intent begins in addition to purchases made during the Letter of Intent Period.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption date. The limitations and restrictions of this program are fully described in the Statement of Additional Information.

Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation (Cumulative Quantity Discount).

Sales at Net Asset Value. In addition to the programs summarized above, the Acquiring Fund may sell its Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including: individuals or accounts having certain relationships with PIMCO Funds, certain of its affiliates, PIMCO Equity Series, certain broker-dealers or the PIMCO Investments LLC (“Distributor”); individuals purchasing shares through certain types of omnibus or wrap accounts; investors engaging in certain transactions related to IRAs or other qualified retirement plan accounts; investors making certain purchases following the announcement of a Fund or share class liquidation or following certain share class conversions; and any other person for which the Distributor determines that there will be minimal cost borne by the Distributor associated with the sale. Please see the Statement of Additional Information.

If you are eligible to buy both Class A shares and Institutional Class shares, you should buy Institutional Class shares because Class A shares may be subject to sales charges and an annual 0.25% service fee.

Required Shareholder Information and Records. In order for investors in Class A shares of the Acquiring Fund to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Acquiring Fund that the investor qualifies for such a reduction. If the Acquiring Fund is not notified that the investor is eligible for these reductions, the Acquiring Fund will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial firm or the Acquiring Fund to verify the investor’s eligibility for breakpoint discounts or sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Acquiring Fund or other Eligible Funds held in:

●	all of the investor’s accounts held directly with PIMCO Funds or through a financial firm;
●	any account of the investor at another financial firm; and
●	accounts of Qualifying Investors, at any financial firm.

The Statement of Additional Information provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the Statement of Additional Information of the Acquiring Fund free of charge from PIMCO by written request, by visiting pimco.com or by calling 888.87.PIMCO.

Contingent Deferred Sales Charges

Class A Shares

Unless you are eligible for a waiver, if you purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) of the Acquiring Fund, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. If you invest in Class C shares of the Acquiring Fund through a financial firm, it is the responsibility of the financial firm to ensure that you are credited with the proper holding period for the shares redeemed.

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%

How CDSCs will be Calculated

A CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Acquiring Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

●	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.
●

For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Acquiring Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

●	CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.
●	In determining whether a CDSC is payable, it is assumed that you will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class C CDSC:

●

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of the Acquiring Fund (at $10 per share) and that six months later the value of the investor’s account for the Acquiring Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C CDSC would be $20.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. See “Sales at Net Asset Value” above for information on Class A initial sales charges. CDSCs on Class A and Class C shares may be reduced or waived in certain circumstances, including for: redemptions in connection with certain distributions, withdrawals or returns of excess contributions from or exchanges to certain retirement plan accounts or IRAs; certain redemptions following death or disability; certain redemptions of shares subject to an Automatic Withdrawal Plan; redemptions by current or former Trustees, officers and employees of PIMCO Funds or PIMCO Equity Series, and by directors, officers and current or former employees of the Distributor, PIMCO, or certain of PIMCO’s affiliates if the account was established while employed; redemptions effected by the Acquiring Fund as a result of an account not satisfying applicable minimum account size requirements; redemptions in connection with certain reorganizations and liquidations; redemptions by certain shareholders demonstrating hardship, as determined in the sole discretion of PIMCO Funds; certain intra-fund exchanges of Class A shares for Institutional Class shares; redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases; and redemptions effected by trustees or other fiduciaries who have purchased shares for certain employer-sponsored plans. In addition, investors will not be subject to CDSCs for certain transactions where the Distributor did not pay at the time of purchase the amount it normally would have to the broker-dealer. Please see the Statement of Additional Information for additional details.

Shares Purchased or Held Through Financial Firms

The availability of sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Acquiring Fund shares. The Acquiring Fund’s sales charge waivers and discounts disclosed in this Proxy Statement/Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial firms unless otherwise specified in the Acquiring Fund’s Prospectus dated July 31, 2019. The sales charge waivers and discounts available through certain other financial firms are set forth in Appendix B of the Acquiring Fund’s Prospectus dated July 31, 2019 (Financial Firm-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Distributor or certain other financial firms. Please contact your financial firm for more information regarding sales charge waivers and discounts available to you and the financial firm’s related policies and procedures.

No Sales Charges – Institutional Class and I-2 Shares

The Acquiring Fund does not impose any sales charges or other fees on purchases, redemptions or exchanges of Institutional Class or I-2 shares. Only certain investors are eligible to purchase these share classes. Your financial advisor or financial firm can help you determine if you are eligible to purchase Institutional Class or I-2 shares. You can also call 888.87.PIMCO.

An investor transacting in Institutional Class shares or I-2 shares may be required to pay a commission to a broker or other financial firm. Other share classes of the Acquiring Fund that have different fees and expenses are available.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and “wrap account” programs established with broker-dealers or other financial firms may purchase Institutional Class or I-2 shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the Acquiring Fund and will not require the Acquiring Fund to pay any type of administrative payment per participant account to any third party.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Acquiring Fund.

I-2 shares are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as certain asset allocation, wrap fee and other similar programs. I-2 shares may also be offered through broker-dealers and other financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Acquiring Fund. I-2 shares of the Acquiring Fund will be held in an account at a financial firm and, generally, the firm will hold a shareholder’s I-2 shares in nominee or street name as your agent. In most cases, PIMCO Fund’s transfer agent will have no information with respect to or control over accounts of specific I-2 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-2 shares.

Distribution and Servicing (12b-1) Plans

Class A and Class C Shares. The Acquiring Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Acquiring Fund’s average daily net assets attributable to the particular class of shares):

Class	Servicing Fee	Distribution Fee

Class A	0.25%	0.00%

Class C	0.25%	0.75%

Because distribution fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C shares do not pay initial sales charges, the distribution fees payable on Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares.

Servicing Arrangements

Shares of the Acquiring Fund may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to the Funds. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange shares of the Acquiring Fund. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm’s products, programs, platform and accounts.

PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO’s resources, including the supervisory and administrative fees paid to PIMCO under the Acquiring Fund’s supervision and administration agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the Statement of Additional Information for more information.

These payments may be material to financial firms relative to other compensation paid by the Acquiring Fund, PIMCO and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service (12b-1) fees, revenue sharing or “shelf space” fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the Acquiring Fund or share class and may vary from amounts paid to the Acquiring Fund’s transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms’ provision of the services for which they are receiving payments.

These financial firms may impose additional or different conditions than the Acquiring Fund on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Acquiring Fund. These additional fees may vary and over time could increase the cost of an investment in the Acquiring Fund and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.

Other Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the financial firm, including their financial advisors through which you purchase your shares. With respect to Class C shares, the financial firms are also paid at the time of your purchase a commission of up to 1.00% of your investment in such share class. Please see the Statement of Additional Information for more information.

Revenue Sharing/Marketing Support. The Distributor or PIMCO (for purposes of this subsection only, collectively, “PIMCO”) make payments and provide other incentives to financial firms as compensation for services such as providing the Acquiring Fund with “shelf space,” or a higher profile for the financial firms’ financial advisors and their customers, placing the Fund on the financial firms’ preferred or recommended fund list, granting PIMCO access to the financial firms’ financial advisors and furnishing marketing support and other specified services. These payments may be significant to the financial firms.

A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Acquiring Fund and/or other funds sponsored by PIMCO together or a particular class of shares, during a specified period of time. PIMCO also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Acquiring Fund and the quality of the financial firm’s relationship with PIMCO and/or its affiliates.

The additional payments described above are made from PIMCO’s (or its affiliates’) own assets (and sometimes, therefore referred to as “revenue sharing”) pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of the Acquiring Fund’s shares or the amount the Acquiring Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Acquiring Fund or other PIMCO-sponsored funds. With respect to Class A and Class C shares (and, Class R shares, to the extent a financial firm has a written agreement to receive revenue sharing on Class R shares), except as described in the following paragraph, the level of payments made to a financial firm will vary and generally will not exceed in any billing period the sum of: (a) 0.10% of gross sales of Class A and Class C shares (Class R shares, if applicable) of PIMCO Funds and PIMCO Equity Series by such financial firm; and (b) at an annual rate of 0.03% of the assets attributable to that financial firm invested in Class A and Class C shares (Class R shares, if applicable) of the funds of PIMCO Funds and funds of PIMCO Equity Series (as determined by the contractual arrangement between the parties) (the “10/3 cap”). In certain cases, the payments described in the preceding sentence are subject to minimum payment levels or vary based on the advisory fee or total expense ratio of the relevant fund(s). In lieu of payments pursuant to the foregoing formula, PIMCO or its affiliates makes, in certain instances, payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula.

Financial firms with a combined AUM in excess of $5 billion in Class A, Class C and I-2 shares of funds of PIMCO Funds and PIMCO Equity Series that have a written agreement with PIMCO to receive revenue sharing payments on the applicable share class (for purposes of this paragraph, “Eligible Firms”) are eligible for marketing support payments beyond those described in the preceding paragraph on certain Eligible Assets (as defined below). The total payment in any billing period (as determined by the contractual arrangement between the parties) to any Eligible Firm with an agreement to receive revenue sharing payments on I-2 shares generally shall not exceed 0.05% of the combined Eligible Assets of Class A, Class

C and I-2 shares of the funds of PIMCO Funds and PIMCO Equity Series. Should any Eligible Firm not collect marketing support on I-2 shares, the total payment to such Eligible Firm generally shall not exceed the greater of: (a) 0.05% of Eligible Assets of Class A and Class C shares of funds of PIMCO Funds and funds of PIMCO Equity Series; or (b) the 10/3 cap with respect to Class A and Class C shares only. With respect to the Eligible Firms receiving marketing support payments with respect to I-2 shares pursuant to this paragraph, payments may be lower for particular funds of PIMCO Funds or funds of PIMCO Equity Series as compared to other funds of PIMCO Funds or funds of PIMCO Equity Series. “Eligible Assets” for purposes of this paragraph are all assets of Class A, Class C and I-2 shares of funds of PIMCO Funds and funds of PIMCO Equity Series attributable to such Eligible Firm less any such assets attributable to the Eligible Firm that the Eligible Firm instructs PIMCO in writing to exclude. Although these payments are made from PIMCO’s own assets, in some cases the levels of such payments may vary by fund or share class in relation to advisory fees, total annual operating expenses or other payments made by the fund or share class to PIMCO. These additional payments by PIMCO may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the series of PIMCO Funds.

Model Portfolios. Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the marketing and sale of model portfolios developed by PIMCO or servicing of accounts tracking such model portfolios. Such payments relate to assets under management, the advisory fee, the total expense ratio, or sales of any share class, of the funds in such PIMCO-developed models. The cap rates set forth under “Revenue Sharing/Marketing Support” above do not apply to payments for the marketing and sale of model portfolios.

Ticket Charges. In addition to revenue sharing payments, PIMCO makes payments to financial firms in connection with certain transaction fees (also referred to as “ticket charges”) incurred by the financial firms.

Event Support; Other Non-Cash Compensation; Charitable Contributions. In addition to the payments described above, PIMCO pays and/or reimburses, at its own expense, financial firms’ sponsorship and/or attendance at conferences, seminars or informational meetings (“event support”), provides financial firms or their personnel with occasional tickets to events or other entertainment, meals and small gifts or pays or provides reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events (“other non-cash compensation”), and makes charitable contributions to valid charitable organizations at the request of financial firms (“charitable contributions”) to the extent permitted by applicable law, rules and regulations.

Visits; Training; Education. In addition to the payments described above, wholesaler representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial advisors and other personnel about the funds and to encourage the sale or recommendation of fund shares to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm’s financial advisors and other personnel.

Platform Support; Leads; Consultant Services. PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, eligibility for inclusion on sample fund line-ups, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, “platform support”), or for various studies, surveys, industry data, research and information about, and contact information for, particular financial advisors who have sold, or may in the future sell, shares of the Acquired Fund or other PIMCO-advised funds (i.e., “leads”). Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the funds with such financial firms’ affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the funds or in other products sponsored or distributed by PIMCO or its affiliates. In addition, PIMCO may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms (collectively, “consultant services”).

Payments. Payments for items including event support, platform support, leads and consultant services (but not including certain account services), as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in PIMCO’s discretion. Portions of such bundled payments allocated by PIMCO to revenue sharing shall remain subject to the percentage limitations on revenue sharing payments disclosed above. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO’s internal allocation.

If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial advisors may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial advisors may have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Acquiring Fund shares through a financial firm should consult with the shareholder’s financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Although the Acquiring Fund may use financial firms that sell Fund shares to effect transactions for the Acquiring Fund’s portfolios, the Acquiring Fund and PIMCO will not consider the sale of Acquiring Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by PIMCO to financial firms, please see the Statement of Additional Information.

Purchases, Redemptions and Exchanges

The following section provides basic information about how to purchase, redeem and exchange shares of the Acquiring Fund.

More detailed information about purchase, redemption and exchange arrangements for Acquiring Fund shares is provided in the Acquiring Fund’s Statement of Additional Information, which can be obtained free of charge by written request to the Funds at P.O. Box 219294, Kansas City, MO 64121-9294, visiting pimco.com or by calling 888.87.PIMCO. The Statement of Additional Information provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by PIMCO Funds, including:

●	Automated telephone and wire transfer procedures
●	Automated telephone and wire transfer procedures
●	A link from your Acquiring Fund account to your bank account
●	Special arrangements for tax-qualified retirement plans
●	Investment programs which allow you to reduce or eliminate the initial sales charges
●	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

In addition to the other methods and notwithstanding any limitations described herein, shareholders with eligible Fund direct accounts may purchase, redeem (sell) and exchange Class A and Class C shares, by accessing their accounts online at pimco.com/MyAccountAccess. Shareholders with eligible Fund direct accounts in the Institutional class may purchase, redeem (sell) and exchange shares by accessing their accounts online at pimco.com/InstitutionalAccountAccess.

Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.

If a shareholder elects to use Account Access to effect transactions for their Acquiring Fund direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. The Acquiring Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress. Please see the Acquiring Fund’s Statement of Additional Information for additional terms, conditions and considerations

If a shareholder elects not to use Account Access to view their account or effect transactions, the shareholder should not establish online account access. If online account access has already been established and the client no longer wants the account accessible online, the client can call 888.87.PIMCO and request to suspend online access.

PIMCO Funds typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. PIMCO Funds or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the Acquiring Fund’s Statement of Additional Information for details.

Purchasing Shares – Class A and Class C

You can purchase Class A or Class C shares of the Funds in the following ways:

●

Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may establish higher minimum investment requirements than PIMCO Funds and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm.

●

Through the Distributor. You should discuss your investment with your financial advisor before you make a purchase to be sure the Acquiring Fund is appropriate for you. To make direct investments, your broker-dealer or other financial firm must open an account with PIMCO Funds and send payment for your shares either by mail or through a variety of other purchase options and plans offered by PIMCO Funds.

●	Investment Minimums — Class A and Class C Shares. The following investment minimums apply for purchases of Class A and Class C shares.

Initial Investment	Subsequent Investments

$1,000	$50

Purchasing Shares – Institutional Class and I-2

Eligible investors may purchase Institutional Class and I-2 shares of the Acquiring Fund at the relevant NAV of that class without a sales charge. See “No Sales Charges — Institutional Class and I-2 Shares” above.

●	Investment Minimums — Institutional Class and I-2 Shares. The following investment minimums apply for purchases of Institutional Class and I-2 shares.

Initial Investment	Subsequent Investments

$1 million per account	None

●

Initial Investment. Investors who wish to invest in Institutional Class shares may obtain an Account Application online at pimco.com or by calling 888.87.PIMCO. I-2 shares are only available through financial firms. See “No Sales Charges — Institutional Class and I-2 Shares.” The completed Account Application may be submitted using the following methods.

Facsimile: 816.421.2861

Regular Mail:

PIMCO Funds

P.O. Box 219024

Kansas City, MO 64121-9024

Overnight Mail:

PIMCO Funds

c/o DST Asset Manager Solutions, Inc.

430 W. 7th Street STE 219024

Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

Except as described below, an investor may purchase Institutional Class shares only by wiring federal funds to

PIMCO Funds c/o State Street Bank & Trust Co.

One Lincoln Street, Boston, MA 02111

ABA: 011000028

DDA: 9905-7432

ACCT: Investor PIMCO Account Number

FFC: Name of Investor and Name of Fund(s) in which you wish to invest

Before wiring federal funds, the investor must provide order instructions to the Transfer Agent by facsimile at 816.421.2861, by telephone at 888.87.PIMCO or by e-mail at piprocess@dstsystems.com (if an investor elected this option at account opening or subsequently in writing). In order to receive the current day’s NAV, order instructions must be received in good order prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (“NYSE Close”). Instructions must include the name and signature of an authorized person designated on the Account Application (“Authorized Person”), account name, account number, name of Fund and share class and amount being wired. Failure to send the accompanying wire on the same day may result in the cancellation of the order. A wire received without order instructions generally will not be processed and may result in a return of wire; however, PIMCO may determine in its sole discretion to process the order based upon the information contained in the wire.

An investor may place a purchase order for shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with PIMCO Funds on behalf of its customers.

●

Additional Investments. An investor may purchase additional Institutional Class shares of the Acquiring Fund at any time by sending a facsimile or e-mail or by calling the Transfer Agent and wiring federal funds as outlined above. Eligible Institutional Class shareholders may also purchase additional shares online at pimco.com/InstitutionalAccountAccess. Contact your financial firm for information on purchasing additional I-2 shares.

●	Other Purchase Information. Purchases of the Acquiring Fund’s Institutional Class or I-2 shares will be made in full and fractional shares.

Purchasing Shares – Additional Information

PIMCO Funds and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Acquiring Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of PIMCO Funds.

Subject to the approval of PIMCO Funds, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Acquiring Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with PIMCO Funds’ valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Acquiring Fund as an investment. Assets purchased by the Acquiring Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Acquiring Fund’s assets at the time of purchase. PIMCO Funds reserves the right to amend or terminate this practice at any time.

In the interest of economy and convenience, certificates for shares will not be issued.

Redeeming Shares – Class A and Class C

You can redeem (sell) Class A or Class C shares of the Acquiring Fund in the following ways:

●

Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

●

Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Class A and Class C shares by calling PIMCO Funds at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

●

Directly from PIMCO Funds by Written Request. To redeem shares directly from PIMCO Funds by written request, you must send the following items to the PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294:

o

a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

o

for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Validation” below;

o	any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and
o

any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 888.87.PIMCO before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in “street name” accounts—you must redeem through your financial firm.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Validation” below.

The Statement of Additional Information describes a number of additional ways you can redeem your shares, including:

●	Telephone requests to the Transfer Agent
●	Online Account Access
●	Expedited wire transfers
●	Automatic Withdrawal Plan
●	Automated Clearing House (ACH) Network

Unless you specifically elect otherwise, your initial Account Application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and ACH privileges, you must specifically elect the particular option on your Account Application and satisfy certain other requirements. The Statement of Additional Information describes each of these options and provides additional information about selling shares.

Other than an applicable CDSC, you will not pay any special fees or charges to PIMCO Funds or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial firm, that firm may charge you a commission or other fee for processing your redemption request.

Redeeming Shares – Institutional Class

●	Redemptions in Writing. Investors may redeem (sell) Institutional Class shares by sending a facsimile, written request or e-mail as follows:

Facsimile: 816.421.2861

Regular Mail:

PIMCO Funds

P.O. Box 219024

Kansas City, MO 60105

Overnight Mail:

PIMCO Funds

c/o DST Asset Manager Solutions, Inc.

430 W. 7th Street, STE 219024

Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

The redemption request should state the fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed or made by an Authorized Person.

Neither PIMCO Funds nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.

All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of PIMCO Funds detailed below. See “Redeeming Shares—Additional Information.”

●

Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Institutional Class shares by calling PIMCO Funds at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither PIMCO Funds nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in the Acquiring Fund’s prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that shareholders will be unable to redeem their shares by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. PIMCO Funds or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of PIMCO Funds detailed below. See “Redeeming Shares - Additional Information.”

An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction signed by an Authorized Signer. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Redemptions Online

An investor may redeem Institutional Class shares through their account online. To access your online account, please log onto pimco.com/InstitutionalAccountAccess and enter your account information and personal identification data.

Redeeming Shares – I-2

An investor may redeem (sell) I-2 shares through the investor’s financial firm. Investors do not pay any fees or other charges to PIMCO Funds when selling I-2 shares. Please contact the financial firm for details.

A financial firm is obligated to transmit an investor’s redemption orders to the Transfer Agent promptly and is responsible for ensuring that a redemption request is in proper form. The financial firm will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.

Redeeming Shares – Additional Information

Redemptions of all Classes of Acquiring Fund shares may be made on any day the NYSE is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Acquiring Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, PIMCO Funds may suspend redemptions or postpone payment for more than seven days, as permitted by law.

In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Following the receipt of a redemption request, redemption proceeds will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or ACH redemptions, will normally be sent to the designated bank account within one business day. Institutional Class shareholders may only receive redemption proceeds via wire transfer or ACH redemptions. ACH redemptions may be received by the bank on the second or third business day following a redemption request, but in either case may take up to seven days. In cases where shares have recently been purchased by personal check (Class A or Class C shareholders only), redemption proceeds may be withheld until the check has been collected, which may take up to 10 calendar days. To avoid such withholding, investors in Class A or Class C shares should purchase shares by certified or bank check or by wire transfer.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of Authorized Persons designated on the completed Account Application that are required to effect a redemption, and accompanied by a signature validation, as determined in accordance with PIMCO Funds’ procedures, as more fully described below.

Retirement plan sponsors, participant recordkeeping organizations and other financial firms may also impose their own restrictions, limitations or fees in connection with transactions in the Acquiring Fund’s shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Acquiring Fund shares.

In order to meet redemption requests, the Acquiring Fund typically expects to use a combination of sales of portfolio assets, holdings of cash and cash equivalents (including cash flows into the Acquiring Fund) and financing transactions (such as reverse repurchase agreements). These methods of meeting redemption requests are expected to be used regularly. The Acquiring Fund reserves the right to use other types of borrowings and interfund lending. The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See “Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings” and the Acquiring Fund Statement of Additional Information for more information. The Acquiring Fund’s use of redemptions in kind is discussed below.

Redemptions In Kind

PIMCO Funds has agreed to redeem shares of the Acquiring Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, PIMCO Funds may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Acquiring Fund in lieu of cash, which may be in the form of a pro-rata slice of the Acquiring Fund’s portfolio (potentially with certain exclusions and modifications), individual securities or a representative basket of securities, in each case, subject to PIMCO Funds’ in-kind redemption procedures and related regulatory guidance. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with PIMCO Funds, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Validation” below. PIMCO Funds may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program or providing SVP stamps may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. PIMCO Funds may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Transfer Agent for additional details regarding the Acquiring Fund’s signature validation requirements. In addition, PIMCO or the Transfer Agent may reject a Medallion signature guarantee or SVP stamp.

In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.

Minimum Account Size

Due to the relatively high cost of maintaining small accounts, PIMCO Funds reserves the right to redeem shares in any account that falls below the values listed below.

●

Class A and Class C. Investors should maintain an account balance in the Acquiring Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor’s balance for the Acquiring Fund remains below the minimum for three months or longer, PIMCO Funds reserves the right (except in the case of employer-sponsored retirement accounts) to redeem an investor’s remaining shares and close the Acquiring Fund account. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Acquiring Fund shares or another exception available through the Administrator’s policies applies. An investor will receive advance notice of PIMCO Funds’ intention to redeem the investor’s shares and close the Acquiring Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

●

Institutional Class. If, at any time, an investor’s shares in an account do not have a value of at least $100,000 due to redemption by the investor, PIMCO Funds reserves the right to redeem an investor’s remaining shares and close the Acquiring Fund account. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Acquiring Fund shares or another exception available through the Administrator’s policies applies. An investor will receive advance notice of PIMCO Funds’ intention to redeem the investor’s shares and close the Acquiring Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Acquiring Fund’s prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with PIMCO Funds, call PIMCO Funds at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by PIMCO Funds. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

Exchanging Shares

You may exchange shares of the Acquiring Fund for the same class of shares of any other fund of PIMCO Funds or a fund of PIMCO Equity Series that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable fund’s prospectus. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting PIMCO Funds.

Shares are exchanged on the basis of their respective NAVs, minus the redemption fee, next calculated after your exchange order is received by the Distributor.

Exchanges of Class A and Class C shares are subject to an initial $1,000 minimum (and subsequent $50 minimum) for the Acquiring Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Automatic Exchange Plan.

An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in Acquiring Fund’s prospectus and “Taxation” in the Acquiring Fund’s Statement of Additional Information, each dated July 31, 2019.

Eligible investors who maintain their account directly with the Acquiring Fund may submit a request to exchange fund shares by accessing their account online. Eligible direct investors in Class A and Class C shares may access their online account via pimco.com/MyAccountAccess. Eligible direct investors in Institutional shares may access their online account via pimco.com/InstitutionalAccountAccess.

If you maintain your Class A or Class C account with PIMCO Funds, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or by calling the Acquiring Fund at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person. If you maintain your Institutional Class shares with PIMCO Funds, you may exchange shares by following the redemption procedures for those classes above. If you maintain Class A, Class C, Institutional Class, or I-2, shares through an intermediary, please contact the intermediary to conduct your transactions.

Shares of one class of the Acquiring Fund may also be exchanged directly for shares of another class of the Acquiring Fund, subject to any applicable sales charge and other rules, as described in the Acquiring Fund’s Statement of Additional Information. If I-2 shares are exchanged for Class A shares, a Class A sales charge will not apply.

PIMCO Funds reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect the Acquiring Fund and its shareholders. Although PIMCO Funds has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, PIMCO Funds will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A or Class C shares.

The Statement of Additional provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the Statement of Additional Information free of charge from the Acquiring Fund by written request to the address above, by visiting pimco.com or by calling 888.87.PIMCO.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculation

A purchase order received by PIMCO Funds or its designee prior to the NYSE Close, on a day PIMCO Funds is open for business, together with payment made in one of the ways described above will be effected at that day’s NAV plus any applicable sales charge. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of regular trading on the NYSE and communicated to PIMCO Funds or its designee prior to such time as agreed upon by PIMCO Funds and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. PIMCO Funds is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, PIMCO Funds reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate the Acquiring Fund’s NAV, in accordance with applicable law. The Acquiring Fund reserves the right to close if the primary trading markets of the Acquiring Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close trading early, the Acquiring Fund may close trading early. Purchase orders will be accepted only on days which PIMCO Funds is open for business.

A redemption order received by PIMCO Funds or its designee prior to the NYSE Close on a day PIMCO Funds is open for business, is effective on that day (unless a specific subsequent trade date is provided). A redemption order received after that time becomes effective on the next business day. Redemption requests for Acquiring Fund shares are effected at the NAV per share next determined after receipt of a redemption request by PIMCO Funds or its designee, minus any applicable sales charge. However, orders received by certain broker-dealers and other financial firms on a business day prior to the NYSE Close and communicated to PIMCO Funds or its designee prior to such time as agreed upon by PIMCO Funds and financial firm will be effected on the business day the order was received by the financial firm. The request must properly identify all relevant information such as trade date, account name, account number, redemption amount (in dollars or shares), the fund name and the class of shares and must be executed by an Authorized Person.

PIMCO Funds and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares, including with respect to one or more share classes of the Acquiring Fund. PIMCO Funds or the Distributor may reject an order for purchase of Fund shares for any reason or no reason. The sale of shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Acquiring Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Acquiring Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Acquiring Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, PIMCO Funds may suspend redemptions or postpone payment for more than seven days, as permitted by law.

An investor should invest in the Acquiring Fund for long-term investment purposes only. PIMCO Funds reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect the Acquiring Fund and its shareholders. In particular, PIMCO Funds and PIMCO each reserves the right to restrict purchases of Acquiring Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Abusive Trading Practices

PIMCO Funds encourages shareholders to invest in the Acquiring Fund as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because PIMCO Funds will not always be able to detect market timing or other abusive trading activity, investors should not assume that PIMCO Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Acquiring Fund.

Certain of the Acquiring Fund’s investment strategies may expose the Fund to risks associated with market timing activities. For example, since the Acquiring Fund may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s non-U.S. portfolio securities and the determination of the Fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Acquiring Fund’s potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading strategies, the Board of Trustees of PIMCO Funds has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Acquiring Fund and its shareholders. Such activities may have a detrimental effect on the Acquiring Fund and its shareholders. For example, depending upon various factors such as the size of the Acquiring Fund and the amount of its assets maintained in cash, short-term or excessive trading by Acquiring Fund shareholders may interfere with the efficient management of the Acquiring Fund’s investments, increase transaction costs and taxes, and may harm the performance of the Acquiring Fund and its shareholders.

PIMCO Funds seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Acquiring Fund’s portfolio holdings and the time when that change is reflected in the NAV of the Acquiring Fund’s shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. PIMCO Funds seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Acquiring Fund’s portfolio securities. See “How Fund Shares Are Priced” below for more information.

Second, PIMCO Funds and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. PIMCO Funds and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of PIMCO Funds or of PIMCO, the transaction may adversely affect the interests of the Acquiring Fund or its shareholders. Among other things, PIMCO Funds may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price and may also monitor for any attempts to improperly avoid the imposition of a redemption fee. Notice of such restrictions, if any, will vary according to the particular circumstances. PIMCO Funds does not monitor the series of PIMCO Funds that invest substantially all or a significant portion of their assets in underlying PIMCO Funds for purposes of detecting frequent or short-term trading practices with respect to shares of the Acquiring Fund.

Although PIMCO Funds and its service providers seek to use these methods to detect and prevent abusive trading activities, and although PIMCO Funds will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Acquiring Fund shares by multiple investors are aggregated for presentation to the Acquiring Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for PIMCO Funds and/or PIMCO to identify short-term transactions in the Acquiring Fund.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Acquiring Fund must obtain the following information for each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account:

1. Name;

2. Date of birth (for individuals);

3. Residential or business street address; and

4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Acquiring Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Acquiring Fund may restrict your ability to purchase additional shares until your identity is verified. The Acquiring Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

How Fund Shares Are Priced

The price of the Acquiring Fund’s shares is based on the Fund’s NAV. The NAV of the Acquiring Fund, or each of its share classes, as applicable, is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to the Fund or class, less any liabilities, by the total number of shares outstanding of the Fund or class.

On each day that the NYSE is open, Acquiring Fund shares are ordinarily valued as of the NYSE Close. Information that becomes known to the Acquiring Fund or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Acquiring Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Acquiring Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Acquiring Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange-traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Acquiring Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds), a the Acquiring Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Acquiring Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Acquiring Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Acquiring Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when PIMCO Funds is not open for business, which may result in the Acquiring Fund’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments, and in turn, the NAV of the Acquiring Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that PIMCO Funds is not open for business. As a result, to the extent that the Acquiring Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Acquiring Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Acquiring Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While PIMCO Funds’ policy is intended to result in a calculation of the Acquiring Fund’s NAV that fairly reflects security values as of the time of pricing, PIMCO Funds cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Acquiring Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Acquiring Fund may differ from the value that would be realized if the securities were sold. The Acquiring Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed above under “Abusive Trading Practices.”

Under certain circumstances, the per share NAV of a class of the Acquiring Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

Fund Distributions

The Acquiring Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by the Acquiring Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. The Acquiring Fund intends to declare income dividends and distribute them quarterly to shareholders of record.

In addition, the Acquiring Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

The Acquiring Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application, by phone, or by submitting a written request, signed by an Authorized Person, indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of PIMCO Equity Series or PIMCO Funds which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.

Shares Purchased by Wire: Dividends will begin to accrue the business day following the day the order is effected or such later date as agreed with the Trust.

Shares Purchased by Check or ACH: The order will be effected at that day’s NAV, but dividends will not begin to accrue until the following business day.

If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends the business day following the NSCC settlement date or as agreed upon and as allowed by applicable law.

A Class A or Class C shareholder may choose from the following distribution options:

●

Reinvest all distributions in additional shares of the same class of the Acquiring Fund at NAV. You should contact your financial firm (if shares are held through a financial firm) or the Acquiring Fund’s Transfer Agent (if shares are held through a direct account) for details. You do not pay any sales charges on shares received through the reinvestment of Fund distributions. This will be done unless you elect another option.

●

Invest all distributions in shares of the same class of any other fund of PIMCO Equity Series or PIMCO Equity Series which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

●

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). If the postal or other delivery service is unable to deliver checks to your address of record, PIMCO Funds’ Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the Acquiring Fund’s Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Acquiring Fund.

The Acquiring Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive.

●

Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on taxable fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Acquiring Fund. For federal income tax purposes, taxable fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. A portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. However, in light of the investment strategies of the Acquiring Fund, it is not anticipated that a significant portion of the dividends paid by the Acquiring Fund will be eligible to be reported as qualified dividends. Federal taxes on Acquiring Fund distributions of gains are determined by how long the Acquiring Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Acquiring Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Acquiring Fund owned for one year or less will generally be taxable as ordinary income.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of the Acquiring Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See “Returns of Capital” below.

Taxable Acquiring Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of the Acquiring Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

●

Taxes on Redemption or Exchanges of Shares. You will generally have a taxable capital gain or loss if you dispose of your Acquiring Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of the Acquiring Fund for shares of another Fund, the transaction will be treated as a sale of the Acquiring Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

●

Returns of Capital. If the Acquiring Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Acquiring Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

●

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Acquiring Fund and net gains from redemptions or other taxable dispositions of Acquiring Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s

“modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
●

Important Tax Reporting Considerations. Your financial intermediary or the Acquiring Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Acquiring Fund shares purchased after January 1, 2012 unless you instruct the Acquiring Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Acquiring Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to automatic withdrawals made after January 1, 2012 or conducted via an automatic withdrawal plan. If a shareholder is a corporation and has not instructed the Acquiring Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

●

Backup Withholding. The Acquiring Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Acquiring Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

●

Foreign Withholding Taxes. The Acquiring Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund’s total return on those securities would be decreased. The Acquiring Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of the Acquiring Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of the Acquiring Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Acquiring Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Acquiring Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

Foreign shareholders may be subject to U.S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Acquiring Fund. Additionally, the Acquiring Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

This “Tax Consequences” section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see “Taxation” in the Acquiring Fund’s Statement of Additional Information for additional information regarding the tax aspects of investing in the Acquiring Fund.

Financial Highlights

The Financial Highlights tables are intended to help you understand the Target Fund’s and Acquiring Fund’s financial performance for the past five years, with respect to the Target Fund, and since the inception of operations the Institutional Class shares of the Acquiring Fund. Because I-2, Class A, and Class C shares of the Acquiring Fund had not commenced operations during the periods shown, financial performance information is not provided for those share classes. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each of the Target Fund and Acquiring Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for each of the Target Fund and Acquiring Fund, whose report, along with the each of the Target Fund’s and Acquiring Fund’s financial statements, are included in the annual report for the fiscal year ended June 30, 2019 and March 31, 2019, respectively, which is available upon request.

PIMCO EqS® Long/Short Fund

INSTITUTIONAL CLASS^	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
NET ASSET VALUE, Beginning of Period	$11.86	$12.26	$11.69	$12.07	$11.92

INVESTMENT OPERATIONS
Net investment income(a)	0.08	(0.01)	(0.04)	(0.17)	0.02
Net realized and unrealized gain (loss)	(0.04)	0.25	1.20	(0.07)	0.18
Total from Investment Operations	0.04	0.24	1.16	(0.24)	0.20
DISTRIBUTIONS TO SHAREHOLDERS FROM(b)
Net investment income	0.00	0.00	(0.36)	0.00	0.00
Net realized gain	(0.85)	(0.64)	(0.23)	(0.14)	(0.05)
Total Distributions to Shareholders	(0.85)	(0.64)	(0.59)	(0.14)	(0.05)
NET ASSET VALUE, End of Period	11.05	11.86	12.26	11.69	12.07
TOTAL RETURN	0.26%	2.03%	10.38%	(2.02)%	1.74%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s) omitted	$132,105	$174,777	$188,022	$243,341	$299,808

Ratios to Average Net Assets:
Net investment income	0.67%	(0.11)%	(0.32)%	(1.46)%	0.20%
Expenses	2.43	2.05	1.86	2.44	1.91
Expenses excluding waivers	2.44	2.06	1.87	2.45	1.92
Expenses excluding interest expense and dividends on securities sold	1.50	1.50	1.49	1.50	1.49
Expenses excluding interest expense and dividends on securities sold and waivers	1.51	1.51	1.50	1.51	1.50
PORTFOLIO TURNOVER RATE	227	276	251	672	450

I-2^	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
NET ASSET VALUE, Beginning of Period	$11.78	$12.19	$11.63	$12.02	$11.88
INVESTMENT OPERATIONS
Net investment income(a)	0.07	(0.03)	(0.05)	(0.18)	0.02
Net realized and unrealized gain (loss)	(0.04)	0.26	1.19	(0.07)	0.17
Total from Investment Operations	0.03	0.23	1.14	(0.25)	0.19
DISTRIBUTIONS TO SHAREHOLDERS FROM(b)
Net investment income	0.00	0.00	(0.35)	0.00	0.00
Net realized gain	(0.85)	(0.64)	(0.23)	(0.14)	(0.05)
Total Distributions to Shareholders	(0.85)	(0.64)	(0.58)	(0.14)	(0.05)
NET ASSET VALUE, End of Period	10.96	11.78	12.19	11.63	12.02
TOTAL RETURN	0.17%	1.96%	10.28%	(2.11)%	1.66%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s) omitted	$90,635	$115,469	$138,946	$249,973	$207,511

Ratios to Average Net Assets:
Net investment income	0.60%	(0.22)%	(0.44)%	(1.51)%	0.16%
Expenses	2.53	2.15	1.96	2.54	2.01
Expenses excluding waivers	2.54	2.16	1.97	2.55	2.02
Expenses excluding interest expense and dividends on securities sold	1.60	1.60	1.59	1.60	1.59
Expenses excluding interest expense and dividends on securities sold and waivers	1.61	1.61	1.60	1.61	1.60
PORTFOLIO TURNOVER RATE	227	276	251	672	450

CLASS A^	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
NET ASSET VALUE, Beginning of Period	$11.60	$12.05	$11.52	$11.94	$11.83
INVESTMENT OPERATIONS
Net investment income(a)	0.03	(0.05)	(0.08)	(0.21)	(0.02)
Net realized and unrealized gain (loss)	(0.02)	0.24	1.18	(0.07)	0.18
Total from Investment Operations	0.01	0.19	1.10	(0.28)	0.16
DISTRIBUTIONS TO SHAREHOLDERS FROM(b)
Net investment income	0.00	0.00	(0.34)	0.00	0.00
Net realized gain	(0.85)	(0.64)	(0.23)	(0.14)	(0.05)
Total Distributions to Shareholders	(0.85)	(0.64)	(0.57)	(0.14)	(0.05)

NET ASSET VALUE, End of Period	10.76	11.60	12.05	11.52	11.94
TOTAL RETURN	(0.01)%	1.64%	9.97%	(2.38)%	1.41%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s) omitted	$82,667	$113,499	$88,636	$147,582	$172,843

Ratios to Average Net Assets:
Net investment income	0.30%	(0.41)%	(0.67)%	(1.79)%	(0.18)%
Expenses	2.78	2.40	2.21	2.79	2.26
Expenses excluding waivers	2.79	2.41	2.22	2.80	2.27
Expenses excluding interest expense and dividends on securities sold	1.85	1.85	1.84	1.85	1.84
Expenses excluding interest expense and dividends on securities sold and waivers	1.86	1.86	1.85	1.86	1.85
PORTFOLIO TURNOVER RATE	227	276	251	672	450

CLASS C^	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
NET ASSET VALUE, Beginning of Period	$11.12	$11.65	$11.20	$11.69	$11.67
INVESTMENT OPERATIONS
Net investment income(a)	(0.05)	(0.14)	(0.16)	(0.29)	(0.11)
Net realized and unrealized gain (loss)	(0.03)	0.25	1.13	(0.06)	0.18
Total from Investment Operations	(0.08)	0.11	0.97	(0.35)	0.07
DISTRIBUTIONS TO SHAREHOLDERS FROM(b)
Net investment income	0.00	0.00	(0.29)	0.00	0.00
Net realized gain	(0.85)	(0.64)	(0.23)	(0.14)	(0.05)
Total Distributions to Shareholders	(0.85)	(0.64)	(0.52)	(0.14)	(0.05)
NET ASSET VALUE, End of Period	10.19	11.12	11.65	11.20	11.69
TOTAL RETURN	(0.85)%	0.99%	9.07%	(3.03)%	0.66%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s) omitted	$54,072	$71,218	$91,557	$145,358	$140,719

Ratios to Average Net Assets:
Net investment income	(0.44)%	(1.23)%	(1.41)%	(2.52)%	(0.95)%
Expenses	3.53	3.15	2.96	3.54	3.01
Expenses excluding waivers	3.54	3.16	2.97	3.55	3.02
Expenses excluding interest expense and dividends on securities sold	2.60	2.60	2.59	2.60	2.59
Expenses excluding interest expense and dividends on securities sold and waivers	2.61	2.61	2.60	2.61	2.60
PORTFOLIO TURNOVER RATE	227	276	251	672	450

^ A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.

(a) Per share amounts based on average number of shares outstanding during the year or period.

(b) The tax characterization of distributions is determined in accordance with Federal income tax regulations.

PIMCO RAE Worldwide Long/Short PLUS Fund

INSTITUTIONAL CLASS^*	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	December 4, 2014 – March 31, 2015
NET ASSET VALUE, Beginning of Period	$9.51	$10.02	$9.33	$9.82	$10.00
INVESTMENT OPERATIONS
Net investment income(a)	0.17	0.16	0.22	0.15	0.02
Net realized and unrealized gain (loss)	0.68	0.39	0.87	(0.33)	(0.12)
Total from Investment Operations	0.85	0.55	1.09	(0.18)	(0.10)
DISTRIBUTIONS TO SHAREHOLDERS FROM(b)
Net investment income	(0.13)	(1.06)	(0.40)	(0.31)	(0.08)
Net realized gain	0.00	0.00	0.00	0.00	0.00
Total Distributions to Shareholders	(0.13)	(1.06)	(0.40)	(0.31)	(0.08)
NET ASSET VALUE, End of Period	10.23	9.51	10.02	9.33	9.82
TOTAL RETURN	8.94%	5.35%	11.92%	(1.76)%	(0.96)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s) omitted	$1,715,801	$1,028,520	$1,379,963	$1,892,173	$3,224,507

Ratios to Average Net Assets:
Net investment income	1.72%	1.62%	2.26%	1.56%	0.52%**
Expenses	1.28	1.23	1.22	1.22	1.19**
Expenses excluding waivers	1.28	1.23	1.22	1.22	1.19**
Expenses excluding interest expense	1.19	1.19	1.19	1.19	1.19**
Expenses excluding interest expense and waivers	1.19	1.19	1.19	1.19	1.19**
PORTFOLIO TURNOVER RATE	337	168	231	529	136

^ A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.

* Institutional Shares commenced operations on December 4, 2014.

** Annualized.

(a) Per share amounts based on average number of shares outstanding during the year or period.

(b) The tax characterization of distributions is determined in accordance with Federal income tax regulations.

APPENDIX C - SERVICE PROVIDERS

Pacific Investment Management Company, LLC

PIMCO serves as the investment adviser and the supervisor and administrator (serving in its capacity as investment adviser, the “Investment Adviser,” and serving in its capacity as supervisor and administrator, the “Administrator”) for the Acquiring Fund. Subject to the supervision of the Board of Trustees of PIMCO Funds, PIMCO is responsible for managing the investment activities of the Acquiring Fund and the Acquiring Fund’s business affairs and other administrative matters.

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2019, PIMCO had approximately $1.84 trillion in assets under management.

Research Affiliates, LLC

Research Affiliates serves as the investment sub-adviser for the Acquiring Fund. Research Affiliates was organized in 2002 and is located at 620 Newport Center Drive, Suite 900, Newport Beach, California 92660. As sub-adviser to the Acquiring Fund, Research Affiliates is responsible for providing, subject to the supervision of PIMCO, investment advisory services in connection with the Fund’s swap-based exposure to the proprietary model portfolios, as described in the Acquiring Fund’s Prospectus dated July 31, 2019.

C-1

APPENDIX D - SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following table provides information about the persons or entities who, to the knowledge of each of the Target Fund and the Acquiring Fund, owned beneficially or of record 5% or more of outstanding Institutional Class, I-2, Class A, and Class C shares of the respective fund as of the Record Date. Persons holding more than 25% of the outstanding shares of a Fund may be deemed to have “control” (as that term is defined in the 1940 Act) and may be able to affect or determine the outcome of matters presented for a vote of shareholders.

Target Fund
Class	Name and Address of Owner	Percentage of Ownership and Type of Ownership		Estimated Pro Forma Percentage of Ownership of Acquiring Fund after Reorganization of Target Fund into Acquiring Fund
Institutional	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.35%		0.28%
Institutional	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	7.90%		0.42%
Institutional	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8.55%		0.45%
Institutional	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	47.68%	*	2.51%
Institutional	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, 2801 MARKET ST SAINT LOUIS MO 63103-2523	19.51%		1.03%
I-2	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI, 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	35.02%	*	35.02%	*
I-2	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX, ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.95%		12.95%
I-2	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST, 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	29.20%	*	29.19%	*
I-2	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	5.83%		5.83%
I-2	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.40%		5.40%
A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	16.68%		16.68%

A	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	8.58%	8.58%
A	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	13.86%	13.86%
A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.25%	7.25%
A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.74%	5.74%
A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	22.97%	22.97%
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST, 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	6.65%	6.65%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	15.18%	15.18%
C	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI, 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	12.61%	12.61%
C	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	22.03%	22.02%
C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.29%	11.29%
C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10.04%	10.03%
C	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	5.40%	5.39%
C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST, 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	8.84%	8.84%
* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

To the best of PIMCO Equity Series’ knowledge, as of the Record Date, the trustees and officers of the Target Fund as a group owned less than 1% of the total outstanding shares of the Target Fund and as a group owned less than 1% of each class of shares of the Target Fund.

Acquiring Fund

Class	Name and Address of Owner	Percentage of Ownership and Type of Ownership		Estimated Pro Forma Percentage of Ownership of Acquiring Fund after Reorganization of Target Fund into Acquiring Fund
Institutional	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND, 1633 BROADWAY NEW YORK, NY 10019	71.35%	*	67.60%	*
Institutional	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND, 1633 BROADWAY NEW YORK, NY 10019	23.17%		21.95%
I-2	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	100.00%	*	0.01%
A	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	100.00%	*	0.01%
C	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	100.00%	*	0.02%
* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

To the best of PIMCO Funds’ knowledge, as of the Record Date, the trustees and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of each class of shares of the Acquiring Fund.

APPENDIX E - INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

	Target Fund	Acquiring Fund
Concentration	The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.	Same as the Target Fund
Borrowing	The Fund may borrow money, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.	Same as the Target Fund
Lending	The Fund may make loans, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.	Same as the Target Fund
Commodities	The Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund. This restriction shall not prohibit the Fund, subject to restrictions described in its Prospectus and Statement of Additional Information, from purchasing or selling securities or other instruments backed by commodities or purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.	The Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in its Prospectus and Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.
Underwriting	The Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.	Same as the Target Fund
Real Estate	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase or sell securities or instruments secured by real estate or interests therein or representing interests in real estate, and may make, purchase or sell real estate mortgage loans, or purchase or sell securities or instruments issued by issuers which invest, deal or otherwise engage in real estate or interests therein.	The Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

Issuing Senior Securities	The Fund may issue any senior security, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.	Same as the Target Fund
Other Investment Companies	Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of the Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.	Same as the Target Fund
Diversification	The Fund is non-diversified.	The Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

Non-Fundamental Investment Restrictions

Each of the Target Fund’s and Acquiring Fund’s investment objectives, as set forth in their prospectuses, are non-fundamental and may be changed by the PES Board or the Board of Trustees of PIMCO Funds, respectively, without shareholder approval.

The Target Fund is subject to the following non-fundamental restrictions and policies, which may be changed by the PES Board without shareholder approval:

1.

The Fund may not invest more than 15% of its net assets (taken at market value at the time of the investment) in “illiquid securities,” which are defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements with remaining maturities of more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that the Fund has purchased, securities or other liquid assets being used to cover such options the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in PIMCO’s opinion may be deemed illiquid (other than any security or instrument that PIMCO has determined to be liquid under procedures adopted by the Board of Trustees).

2.

The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

3.

The Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Fund’s Prospectus and Statement of Additional Information.

More information about the Target Fund’s fundamental and non-fundamental investment restrictions is included in the Target Fund’s Statement of Additional Information.

The Acquiring Fund is subject to the following non-fundamental restrictions and policies (which may be changed by the PIMCO Funds Board of Trustees without shareholder approval) relating to the investment of its assets and activities.

1.	The Fund may not invest more than 15% of its net assets in illiquid investments that are assets, as determined pursuant to Rule 22e-4 under the 1940 Act and the Fund’s procedures adopted thereunder.

2.

The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

3.

The Fund may invest up to 5% of its total assets (taken at market value at the time of investment) in any combination of mortgage-related or other asset-backed interest only, principal only, or inverse floating rate securities.

4.

The Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Fund’s Prospectus and Statement of Additional Information.

More information about the Acquiring Fund’s fundamental and non-fundamental investment restrictions is included in the Acquiring Fund’s Statement of Additional Information.

PIMCO EqS® Long/Short Fund

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 22, 2019

The undersigned holder(s) of shares of PIMCO EqS® Long/Short Fund (the “Fund”), a series of PIMCO Equity Series (the “Trust”), a Delaware statutory trust and an open-end management investment company, hereby appoint(s) Ryan Leshaw, Eric Johnson and Bradley Todd, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Special Meeting of Shareholders of the Trust (the “Special Meeting”) to be held at the Newport Beach Marriott Hotel & Spa, 900 Newport Center Drive, Newport Beach, CA 92660, Del Mar Room, on November 22, 2019 beginning at 9:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement/Prospectus dated September 25, 2019. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT/PROSPECTUS, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement/Prospectus for a discussion of the Proposal.

IF YOU ELECT TO VOTE BY MAIL, PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 22, 2019. The Proxy Statement/Prospectus is also available at https://vote.proxyonline.com/PIMCOFunds/docs/PES2019.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO EqS® Long/Short Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:  🌑

       THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

A. PROPOSAL
	FOR	AGAINST	ABSTAIN
(01) To approve an Agreement and Plan of Reorganization providing for the reorganization of the PIMCO EqS® Long/Short Fund with and into the PIMCO RAE Worldwide Long/Short PLUS Fund.	○	○	○

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PART B

PIMCO Funds

Statement of Additional Information

September 25, 2019

THE ACQUISITION OF THE ASSETS OF:	BY AND IN EXCHANGE FOR SHARES OF:
PIMCO EqS® Long/Short Fund	PIMCO RAE Worldwide Long/Short PLUS Fund
(a series of PIMCO Equity Series) 650 Newport Center Drive Newport Beach, California 92660 (888) 877-4626	(a series of PIMCO Funds) 650 Newport Center Drive Newport Beach, California 92660 (888) 877-4626

(each an open-end management investment company)

This Statement of Additional Information of PIMCO RAE Worldwide Long/Short PLUS Fund (the “Acquiring Fund”) (“SAI”), a series of PIMCO Funds, is available to the shareholders of the PIMCO EqS® Long/Short Fund (the “Target Fund”), a series of PIMCO Equity Series (the Acquiring Fund and the Target Fund are collectively referred to herein as the “Funds,” each a “Fund”), in connection with a proposed transactions involving (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the corresponding class of shares of the Acquiring Fund of equal aggregate net asset value, by class; (ii) the assumption by the Acquiring Fund of all liabilities of the Target Fund; (iii) the distribution of the Acquiring Fund shares pro rata, by class, to the shareholders of the corresponding class of shares of the Target Fund; and (iv) the subsequent termination, dissolution and complete liquidation of the Target Fund.

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DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS

This Statement of Additional Information of the Acquiring Fund consists of these introductory pages and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein.

●	The Prospectus of the Target Fund, dated October 31, 2018, as supplemented (Accession Number 0001193125-18-307836);

●	The Prospectus of the Acquiring Fund, dated July 31, 2019, as supplemented (Accession Number 0001193125-19-204319);

●	The Statement of Additional Information of the Target Fund, dated October 1, 2018 (Accession Number 0001193125-18-307836);

●	The Statement of Additional Information of the Acquiring Fund, dated July 31, 2019, as supplemented (Accession Number 0001193125-19-204319);

●	The Annual Report to shareholders of the Target Fund for the fiscal year ended June 30, 2019 (Accession Number 0001193125-19-231848); and

●	The Annual Report to shareholders of the Acquiring Fund for the fiscal year ended March 31, 2019 (Accession Number 0001193125-19-160900).

This SAI is not a prospectus. A Proxy Statement/Prospectus dated September 25, 2019, relating to the Reorganization of the Target Fund may be obtained, without charge, by writing to PIMCO Funds, P.O. Box 219024, Kansas City, MO 64121-9024 or calling (888) 877-4626 (toll free). This SAI should be read in conjunction with the Proxy Statement/Prospectus.

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PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma financial information attached hereto as Exhibit I is intended to present the financial condition of the Target Fund and the Acquiring Fund as if the Reorganization had been consummated on March 31, 2019, and the results of operations of the Acquiring Fund and the Target Fund as if the Reorganization had taken place on the first day of the 12-month period ended March 31, 2019.

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund are contained in the Target Fund’s annual report for the fiscal year ended June 30, 2019 (as filed August 28, 2019) (Accession No. 0001193125-19-231848), which is incorporated herein by reference only insofar as it relates to the Target Fund. The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund are contained in the Acquiring Fund’s annual report for the fiscal year ended March 31, 2019 (as filed May 30, 2019) (Accession No. 0001193125-19-160900), which is incorporated herein by reference only insofar as it relates to the Acquiring Fund. No other parts of the Funds’ annual reports are incorporated by reference herein.

The following table shows approximate capital loss carryforwards of the Target Fund as of June 30, 2019 and of the Acquiring Fund as of March 31, 2019.

Target Fund	$0*
Acquiring Fund	$102,009,538

* Target Fund has $1,425,044 of post-October 31, 2018 deferred capital loss that is recognized under the Tax Code on July 1, 2019.

ADDITIONAL INFORMATION

The Target Fund and the Acquiring Fund are advised by Pacific Investment Management Company LLC (“PIMCO”), and the Acquiring Fund is sub-advised by Research Affiliates, LLC (“Research Affiliates”). The Target Fund is organized as a series of PIMCO Equity Series, an open-end management investment company established under Delaware law as a Delaware statutory trust. For more information on the history of PIMCO Equity Series, see the Statement of Additional Information of the Target Fund, dated October 31, 2018 (as may be supplemented from time to time). The Acquiring Fund is organized as a series of PIMCO Funds, an open-end management investment company organized as a Massachusetts business trust.

In connection with the Reorganization, shareholders of Institutional Class, I-2, Class A, and Class C shares the Target Fund would receive Institutional Class, I-2, Class A, and Class C shares, respectively, of the Acquiring Fund. Class A and Class C shares of each Fund are subject to sales charges.

Each of the Target Fund and Acquiring Fund has a “unified fee” structure wherein each of the Target Fund and Acquiring Fund pays two fees to PIMCO in return for required services that PIMCO provides or arranges to provide for the Funds. This unified fee structure is comprised of the investment advisory fee and supervisory and administrative fee, as described in each Fund’s prospectus. Under the unified fee structure, PIMCO provides or procures advisory and supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs (and excluding taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses and extraordinary expenses (such as litigation and indemnification expenses)). As such, the unified fee structure is designed to be an “all-in” fee structure that pays for the fees and costs of all PIMCO and third-party provided services under a structure that is expected to be less variable from year to year than a traditional mutual fund fee structure.

The following table shows the advisory fees paid by the Target Fund and Acquiring Fund

Advisory Fees^
PIMCO EqS® Long/Short Fund (Target Fund)	1.04%
PIMCO RAE Worldwide Long/Short PLUS Fund (Acquiring Fund)	0.94	%*

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^ The advisory fee shown includes the aggregate fee paid, as a percentage of daily net assets, by the Target Fund and Acquiring Fund during the year ended June 30, 2019 and March 31, 2019, respectively.

* PIMCO, not the Acquiring Fund, pays a subadvisory fee to Research Affiliates for the Acquiring Fund from PIMCO’s own resources. The subadvisory fee is not an additional expense paid by the Acquiring Fund.

The following table shows the supervisory and administrative fees paid by each class of the Target Fund and Acquiring Fund, stated as a percentage of the average daily net assets attributable to the class’s shares taken separately. As explained above, Acquiring Fund supervisory and administrative fees are not expected to change following the reorganization.

	Institutional Class	I-2	Class A	Class C
Target Fund	0.45%	0.55%	0.55%	0.55%
Acquiring Fund	0.25%	0.35%	0.40%	0.40%

The Funds bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Independent Trustees of PIMCO Funds and PIMCO Equity Series and their counsel.

The following table identifies the various service providers to the Funds.

	Target Fund	Acquiring Fund
Investment Adviser and Administrator	PIMCO	PIMCO
Sub-Adviser	None	Research Affiliates
Distributor	PIMCO Investments LLC	PIMCO Investments LLC
Transfer Agent	DST Asset Manager Solutions, Inc.	DST Asset Manager Solutions, Inc.
Custodian	State Street Bank & Trust Co.	State Street Bank & Trust Co.
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Target Fund and Acquiring Fund. PricewaterhouseCoopers LLP provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

The fiscal year end for the Target Fund is June 30 and the Acquiring Fund is March 31.

PIMCO will bear the costs of the Reorganization (exclusive of any brokerage commissions or other portfolio transaction costs of the Acquiring Fund or the Target Fund, which will be borne by the Acquiring Fund or Target Fund, respectively). The Acquiring Fund, the Target Fund and their respective shareholders will not bear any other direct costs arising in connection with the transactions contemplated by the Reorganization Agreement. Shareholders will continue to pay transaction costs associated with normal Target Fund operations, including brokerage or trading expenses, if any.

If Target Fund shareholders approve the Proposal, prior to the Reorganization, the Target Fund will dispose of and invest in certain positions in order to more closely align its holdings with that of the Acquiring Fund. Such repositioning may involve selling equity and equity-related securities and corporate commercial paper, as well as closing certain derivatives and swap positions. If the Reorganization had taken place as of August 6, 2019, it is estimated that approximately 55% of the Target Fund would have been sold and other securities would have been purchased to more closely align to holdings of the Acquiring Fund. If such sales had occurred as of August 6, 2019, it is estimated that the transaction costs associated

4-B

with repositioning would have been up to approximately 0.265% of Target Fund net assets, or approximately $917,564, and that such sales would have had no impact to Target Fund shareholders regarding capital gain distributions.

It is anticipated that the Reorganization will qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, none of the Target Fund, the Acquiring Fund, or their respective shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement (except for any gain or loss from the close of the Target Fund’s taxable year or transfers of certain assets). Capital gains or losses realized in connection with repositioning of the Target Fund’s portfolio will depend on the value of the Target Fund’s assets at the actual time of repositioning. Capital gains, if any, recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the Target Fund’s shareholders as one or more capital gain dividends and/or ordinary dividends, and such distributions will be taxable to the Target Fund’s shareholders with taxable accounts.

5-B

Combined Schedule of Investments	March 31, 2019 (Unaudited)

	PIMCO EqS® Long/Short Fund			PIMCO RAE Worldwide Long/Short PLUS Fund			Combined Pro Forma Portfolio
		PRINCIPAL	MARKET		PRINCIPAL	MARKET		PRINCIPAL	MARKET

		AMOUNT	VALUE		AMOUNT	VALUE		AMOUNT	VALUE

		(000s)	(000s)		(000s)	(000s)		(000s)	(000s)
INVESTMENTS IN SECURITIES 91.8% ¤

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Charter Communications Operating LLC

4.500% due 04/30/2025		$-	$ -		$2,813	$ 2,798		$2,813	$ 2,798
Las Vegas Sands LLC
4.249% due 03/27/2025		-	-		3,162	3,110		3,162	3,110

Total Loan Participations and Assignments (Cost $5,979)			-			5,908			5,908

CORPORATE BONDS & NOTES 10.7%

BANKING & FINANCE 7.3%

AerCap Ireland Capital DAC

3.300% due 01/23/2023		-	-		600	589		600	589
4.125% due 07/03/2023		-	-		3,400	3,444		3,400	3,444
4.450% due 12/16/2021		-	-		550	565		550	565
4.500% due 05/15/2021		-	-		350	358		350	358

ASR Nederland NV

5.125% due 09/29/2045 •	EUR	-	-	EUR	300	372	EUR	300	372

Aviation Capital Group LLC

2.875% due 01/20/2022		$-	-		$1,000	986		$1,000	986
7.125% due 10/15/2020		-	-		800	845		800	845

AXA Equitable Holdings, Inc.

4.350% due 04/20/2028		-	-		800	814		800	814

Banco Bilbao Vizcaya Argentaria S.A.

5.875% due 09/24/2023 •(g)(h)	EUR	-	-	EUR	1,000	1,092	EUR	1,000	1,092
8.875% due 04/14/2021 •(g)(h)		-	-		1,400	1,731		1,400	1,731

Banco Santander S.A.

5.250% due 09/29/2023 •(g)(h)		-	-		200	214		200	214
6.250% due 09/11/2021 •(g)(h)		-	-		3,500	4,033		3,500	4,033

Bank of America Corp.

2.650% due 04/01/2019		$-	-		$3,700	3,700		$3,700	3,700

Bank of Ireland

7.375% due 06/18/2020 •(g)(h)	EUR	-	-	EUR	400	473	EUR	400	473

Barclays Bank PLC

10.179% due 06/12/2021		$-	-		$3,300	3,737		$3,300	3,737
14.000% due 06/15/2019 •(g)	GBP	-	-	GBP	900	1,202	GBP	900	1,202

Barclays PLC

3.200% due 08/10/2021		$-	-		$5,200	5,204		$5,200	5,204
4.063% (US0003M + 1.380%) due 05/16/2024 ~		-	-		2,200	2,137		2,200	2,137
4.610% due 02/15/2023 •		-	-		2,900	2,965		2,900	2,965
7.000% due 09/15/2019 •(g)(h)	GBP	-	-	GBP	400	524	GBP	400	524
8.000% due 12/15/2020 •(g)(h)	EUR	-	-	EUR	1,900	2,298	EUR	1,900	2,298
8.000% due 06/15/2024 •(g)(h)		$-	-		$1,300	1,331		$1,300	1,331

Blackstone CQP Holdco LP

6.500% due 03/20/2021		-	-		2,200	2,200		2,200	2,200

BPCE S.A.

2.500% due 07/15/2019		-	-		1,300	1,299		1,300	1,299

Citigroup, Inc.

3.649% (US0003M + 1.023%) due 06/01/2024 ~		-	-		2,400	2,405		2,400	2,405
4.044% due 06/01/2024 •		-	-		3,900	4,033		3,900	4,033

Cooperatieve Rabobank UA

2.500% due 01/19/2021		-	-		1,500	1,494		1,500	1,494
5.500% due 06/29/2020 •(g)(h)	EUR	-	-	EUR	700	815	EUR	700	815
6.625% due 06/29/2021 •(g)(h)		-	-		2,600	3,183		2,600	3,183

Credit Suisse Group AG

7.500% due 07/17/2023 •(g)(h)		$-	-		$1,400	1,441		$1,400	1,441

Credit Suisse Group Funding Guernsey Ltd.

3.750% due 03/26/2025		-	-		1,000	1,009		1,000	1,009

Danske Bank A/S

3.657% (US0003M + 1.060%) due 09/12/2023 ~		-	-		1,100	1,056		1,100	1,056

I-1

Combined Schedule of Investments	March 31, 2019 (Unaudited)

Deutsche Bank AG

0.192% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	-	-	EUR	1,800	1,997	EUR	1,800	1,997
3.869% (US0003M + 1.230%) due 02/27/2023 ~		$-	-		$4,200	4,035		$4,200	4,035
4.250% due 10/14/2021		-	-		2,400	2,413		2,400	2,413
5.000% due 02/14/2022		-	-		4,200	4,296		4,200	4,296

Discover Bank

4.650% due 09/13/2028		-	-		2,300	2,412		2,300	2,412

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust

5.125% due 11/30/2024		-	-		526	534		526	534

Fairfax Financial Holdings Ltd.

2.750% due 03/29/2028	EUR	-	-	EUR	700	825	EUR	700	825

FCE Bank PLC

1.660% due 02/11/2021		-	-		400	452		400	452

Ford Motor Credit Co. LLC

3.157% due 08/04/2020		$-	-		$1,300	1,291		$1,300	1,291
3.528% due 08/12/2019 •		-	-		6,200	6,198		6,200	6,198
3.532% (US0003M + 0.930%) due 09/24/2020 ~		-	-		2,400	2,391		2,400	2,391
3.605% (US0003M + 0.810%) due 04/05/2021 ~		-	-		1,300	1,270		1,300	1,270
3.797% (US0003M + 1.000%) due 01/09/2020 ~		-	-		1,600	1,600		1,600	1,600
3.867% (US0003M + 1.270%) due 03/28/2022 ~		-	-		1,700	1,643		1,700	1,643
3.919% (US0003M + 1.235%) due 02/15/2023 ~		-	-		300	284		300	284
5.345% (US0003M + 2.550%) due 01/07/2021 ~		-	-		1,800	1,818		1,800	1,818

General Motors Financial Co., Inc.

3.785% (US0003M + 0.990%) due 01/05/2023 ~		-	-		100	97		100	97
3.911% (US0003M + 1.310%) due 06/30/2022 ~		-	-		400	397		400	397
4.064% (US0003M + 1.270%) due 10/04/2019 ~		-	-		1,100	1,104		1,100	1,104

Goldman Sachs Group, Inc.

3.854% (US0003M + 1.170%) due 11/15/2021 ~		-	-		3,100	3,130		3,100	3,130

HSBC Holdings PLC

3.283% (US0003M + 0.600%) due 05/18/2021 ~		-	-		1,200	1,200		1,200	1,200
3.400% due 03/08/2021		-	-		1,800	1,817		1,800	1,817
3.683% (US0003M + 1.000%) due 05/18/2024 ~		-	-		400	397		400	397
4.292% due 09/12/2026 •		-	-		400	413		400	413
4.295% (US0003M + 1.500%) due 01/05/2022 ~		-	-		2,000	2,045		2,000	2,045
4.750% due 07/04/2029 •(g)(h)	EUR	-	-	EUR	500	550	EUR	500	550
5.875% due 09/28/2026 •(g)(h)	GBP	-	-	GBP	1,200	1,577	GBP	1,200	1,577
6.250% due 03/23/2023 •(g)(h)		$-	-		$1,700	1,699		$1,700	1,699
6.500% due 03/23/2028 •(g)(h)		-	-		500	495		500	495

Industrial & Commercial Bank of China Ltd.

3.231% due 11/13/2019		-	-		900	902		900	902

International Lease Finance Corp.

4.625% due 04/15/2021		-	-		200	205		200	205
5.875% due 08/15/2022		-	-		200	216		200	216

JPMorgan Chase & Co.

3.125% due 01/23/2025		-	-		600	601		600	601
3.225% (US0003M + 0.610%) due 06/18/2022 ~		-	-		2,700	2,698		2,700	2,698
3.662% (US0003M + 0.890%) due 07/23/2024 ~		-	-		2,600	2,595		2,600	2,595
3.797% due 07/23/2024 •		-	-		1,100	1,131		1,100	1,131
3.900% due 07/15/2025		-	-		500	519		500	519
6.221% (US0003M + 3.470%) due 04/30/2019 ~(g)		-	-		1,600	1,610		1,600	1,610

Lloyds Banking Group PLC

3.413% (US0003M + 0.800%) due 06/21/2021 ~		-	-		1,800	1,801		1,800	1,801
4.050% due 08/16/2023		-	-		700	715		700	715
4.550% due 08/16/2028		-	-		600	623		600	623
6.375% due 06/27/2020 •(g)(h)	EUR	-	-	EUR	200	231	EUR	200	231
7.000% due 06/27/2019 •(g)(h)	GBP	-	-	GBP	1,200	1,566	GBP	1,200	1,566
7.500% due 09/27/2025 •(g)(h)		$-	-		$600	609		$600	609
7.625% due 06/27/2023 •(g)(h)	GBP	-	-	GBP	925	1,276	GBP	925	1,276

Morgan Stanley

5.500% due 01/26/2020		$-	-		$500	511		$500	511
5.500% due 07/24/2020		-	-		200	207		200	207

Nationwide Building Society

4.363% due 08/01/2024 •		-	-		1,500	1,525		1,500	1,525
6.875% due 06/20/2019 •(g)(h)	GBP	-	-	GBP	600	786	GBP	600	786

Nissan Motor Acceptance Corp.

2.550% due 03/08/2021		$-	-		$600	591		$600	591
3.447% (US0003M + 0.650%) due 07/13/2022 ~		-	-		400	393		400	393

Royal Bank of Scotland Group PLC

4.152% (US0003M + 1.550%) due 06/25/2024 ~		-	-		1,600	1,580		1,600	1,580
4.519% due 06/25/2024 •		-	-		1,000	1,024		1,000	1,024
4.892% due 05/18/2029 •		-	-		1,200	1,248		1,200	1,248
7.500% due 08/10/2020 •(g)(h)		-	-		1,700	1,736		1,700	1,736
8.625% due 08/15/2021 •(g)(h)		-	-		500	534		500	534

I-2

Combined Schedule of Investments	March 31, 2019 (Unaudited)

Santander UK Group Holdings PLC

4.796% due 11/15/2024 •		-	-		2,200	2,267		2,200	2,267
6.750% due 06/24/2024 •(g)(h)	GBP	-	-	GBP	900	1,190	GBP	900	1,190

Santander UK PLC

3.400% due 06/01/2021		$-	-		$400	403		$400	403

Springleaf Finance Corp.

7.750% due 10/01/2021		-	-		300	324		300	324

Stichting AK Rabobank Certificaten

6.500% due 12/29/2049 (g)	EUR	-	-	EUR	560	735	EUR	560	735

Sunac China Holdings Ltd.

8.350% due 04/19/2023		$-	-		$1,200	1,231		$1,200	1,231

UBS AG

5.125% due 05/15/2024 (h)		-	-		3,900	3,989		3,900	3,989

UBS Group Funding Switzerland AG

2.950% due 09/24/2020		-	-		800	800		800	800
3.634% (US0003M + 0.950%) due 08/15/2023 ~		-	-		1,400	1,394		1,400	1,394

UniCredit SpA

6.572% due 01/14/2022		-	-		2,700	2,830		2,700	2,830
7.830% due 12/04/2023		-	-		5,150	5,740		5,150	5,740

Wells Fargo & Co.

3.000% due 02/19/2025		-	-		900	891		900	891

WPC Eurobond BV

2.250% due 04/09/2026	EUR	-	-	EUR	2,900	3,335	EUR	2,900	3,335

			-			158,491			158,491

INDUSTRIALS 2.5%

AbbVie, Inc.

2.900% due 11/06/2022		$-	-		$2,000	1,997		$2,000	1,997
3.750% due 11/14/2023		-	-		200	205		200	205

Allergan Sales LLC

4.875% due 02/15/2021		-	-		558	574		558	574

Bacardi Ltd.

4.700% due 05/15/2028		-	-		400	401		400	401

BAT Capital Corp.

2.764% due 08/15/2022		-	-		300	295		300	295
3.564% (US0003M + 0.880%) due 08/15/2022 ~		-	-		600	598		600	598

Campbell Soup Co.

3.241% (US0003M + 0.630%) due 03/15/2021 ~		-	-		200	199		200	199
3.300% due 03/15/2021		-	-		300	302		300	302

Charter Communications Operating LLC

4.386% (US0003M + 1.650%) due 02/01/2024 ~		-	-		3,500	3,511		3,500	3,511
4.464% due 07/23/2022		-	-		3,700	3,831		3,700	3,831
4.908% due 07/23/2025		-	-		1,600	1,689		1,600	1,689

Conagra Brands, Inc.

3.511% (US0003M + 0.750%) due 10/22/2020 ~		-	-		900	899		900	899

Continental Airlines Pass-Through Trust

7.250% due 05/10/2021		-	-		132	135		132	135

Daimler Finance North America LLC

3.400% due 02/22/2022		-	-		4,300	4,343		4,300	4,343

Dell International LLC

4.420% due 06/15/2021		-	-		3,100	3,182		3,100	3,182

Deutsche Telekom International Finance BV

2.820% due 01/19/2022		-	-		3,100	3,093		3,100	3,093

Dominion Energy Gas Holdings LLC

3.211% (US0003M + 0.600%) due 06/15/2021 ~		-	-		3,400	3,400		3,400	3,400

Enbridge, Inc.

3.311% (US0003M + 0.700%) due 06/15/2020 ~		-	-		700	701		700	701

EQT Corp.

4.875% due 11/15/2021		-	-		400	415		400	415

Imperial Brands Finance PLC

2.950% due 07/21/2020		-	-		500	499		500	499

I-3

Combined Schedule of Investments	March 31, 2019 (Unaudited)

INEOS Finance PLC

2.125% due 11/15/2025	EUR	-	-	EUR	2,700	2,927	EUR	2,700	2,927

Kraft Heinz Foods Co.

2.800% due 07/02/2020		$-	-		$1,100	1,099		$1,100	1,099
3.267% (US0003M + 0.570%) due 02/10/2021 ~		-	-		2,400	2,394		2,400	2,394

McDonald’s Corp.

3.195% (US0003M + 0.430%) due 10/28/2021 ~		-	-		1,300	1,301		1,300	1,301

Micron Technology, Inc.

5.327% due 02/06/2029		-	-		1,600	1,647		1,600	1,647

NTT Finance Corp.

1.900% due 07/21/2021		-	-		500	490		500	490

Sabine Pass Liquefaction LLC

5.625% due 02/01/2021		-	-		1,200	1,247		1,200	1,247

Sands China Ltd.

5.125% due 08/08/2025		-	-		2,600	2,715		2,600	2,715

SASOL Financing USA LLC

5.875% due 03/27/2024		-	-		800	849		800	849

Shire Acquisitions Investments Ireland DAC

1.900% due 09/23/2019		-	-		2,220	2,211		2,220	2,211

Sprint Spectrum Co. LLC

3.360% due 03/20/2023		-	-		250	250		250	250

United Technologies Corp.

3.333% (US0003M + 0.650%) due 08/16/2021 ~		-	-		500	500		500	500
3.650% due 08/16/2023		-	-		1,600	1,644		1,600	1,644
3.950% due 08/16/2025		-	-		300	312		300	312

Zimmer Biomet Holdings, Inc.

2.700% due 04/01/2020		-	-		3,400	3,392		3,400	3,392
3.375% due 11/30/2021		-	-		400	403		400	403

			-			53,650			53,650

UTILITIES 0.9%

AT&T, Inc.

3.376% (US0003M + 0.750%) due 06/01/2021 ~		-	-		4,700	4,721		4,700	4,721
3.737% (US0003M + 0.950%) due 07/15/2021 ~		-	-		1,800	1,822		1,800	1,822
3.777% (US0003M + 1.180%) due 06/12/2024 ~		-	-		3,400	3,374		3,400	3,374

BellSouth LLC

4.333% due 04/26/2021		-	-		3,600	3,604		3,600	3,604

Duke Energy Corp.

3.193% (US0003M + 0.500%) due 05/14/2021 ~		-	-		1,300	1,300		1,300	1,300

NextEra Energy Capital Holdings, Inc.

3.342% due 09/01/2020		-	-		50	50		50	50

Rio Oil Finance Trust

9.250% due 07/06/2024		-	-		190	208		190	208

Southern California Edison Co.

3.650% due 03/01/2028		-	-		1,900	1,869		1,900	1,869

Sprint Capital Corp.

6.900% due 05/01/2019		-	-		600	603		600	603

Sprint Communications, Inc.

7.000% due 03/01/2020		-	-		1,200	1,235		1,200	1,235

Verizon Communications, Inc.

3.376% due 02/15/2025		-	-		634	643		634	643
3.784% (US0003M + 1.100%) due 05/15/2025 ~		-	-		1,000	1,001		1,000	1,001

			-			20,430			20,430

Total Corporate Bonds & Notes (Cost $230,786)			-			232,571			232,571

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015

7.375% due 01/01/2033		-	-		520	581		520	581
7.750% due 01/01/2042		-	-		150	162		150	162

Total Municipal Bonds & Notes (Cost $663)			-			743			743

I-4

Combined Schedule of Investments	March 31, 2019 (Unaudited)

U.S. GOVERNMENT AGENCIES 15.8%

Fannie Mae

3.365% due 03/25/2041 •(a)	-	-	5,298	786	5,298	786
3.500% due 06/01/2045 - 10/01/2048	-	-	86,400	87,822	86,400	87,822
4.215% due 03/25/2036 •(a)	-	-	2,841	396	2,841	396
4.265% due 05/25/2036 •(a)	-	-	298	8	298	8
16.618% due 12/25/2036 •	-	-	184	251	184	251

Fannie Mae, TBA

3.500% due 05/01/2049	-	-	48,000	48,634	48,000	48,634
4.000% due 04/01/2049 - 05/01/2049	-	-	185,300	190,509	185,300	190,509

Freddie Mac

3.986% due 07/15/2036 •(a)	-	-	2,756	434	2,756	434
4.216% due 04/15/2036 •(a)	-	-	834	90	834	90

Ginnie Mae

3.210% due 04/20/2068 •	-	-	3,185	3,210	3,185	3,210
3.500% due 11/20/2044 •	-	-	4,074	4,139	4,074	4,139

Ginnie Mae, TBA

5.000% due 05/01/2049	-	-	5,400	5,637	5,400	5,637

Total U.S. Government Agencies (Cost $338,995)		-		341,916		341,916

U.S. TREASURY OBLIGATIONS 32.1%

U.S. Treasury Bonds
3.000% due 08/15/2048	-	-	400	415	400	415
3.000% due 02/15/2049 (j)	-	-	20,800	21,598	20,800	21,598
4.375% due 05/15/2040	-	-	10,000	12,750	10,000	12,750
4.625% due 02/15/2040	-	-	1,300	1,711	1,300	1,711

U.S. Treasury Inflation Protected Securities (f)

0.125% due 04/15/2021	-	-	4,036	4,005	4,036	4,005
0.125% due 01/15/2022	-	-	8,452	8,387	8,452	8,387
0.125% due 04/15/2022	-	-	22,355	22,132	22,355	22,132
0.125% due 07/15/2022	-	-	18,826	18,736	18,826	18,736
0.125% due 07/15/2024	-	-	19,080	18,854	19,080	18,854
0.250% due 01/15/2025	-	-	117,956	116,786	117,956	116,786
0.375% due 01/15/2027	-	-	17,922	17,776	17,922	17,776
0.375% due 07/15/2027	-	-	4,939	4,906	4,939	4,906
0.500% due 01/15/2028	-	-	1,531	1,528	1,531	1,528
0.750% due 07/15/2028	-	-	22,360	22,880	22,360	22,880
0.875% due 01/15/2029	-	-	17,743	18,331	17,743	18,331
1.000% due 02/15/2048	-	-	15,310	15,674	15,310	15,674
1.750% due 01/15/2028	-	-	5,406	5,977	5,406	5,977
2.000% due 01/15/2026	-	-	12,935	14,279	12,935	14,279

U.S. Treasury Notes

1.375% due 09/30/2020 (m)(o)	-	-	42,400	41,795	42,400	41,795
1.375% due 10/31/2020 (m)(o)	-	-	44,800	44,136	44,800	44,136
1.750% due 05/15/2023 (m)(o)	-	-	2,330	2,286	2,330	2,286
2.000% due 07/31/2022 (m)	-	-	87,500	86,888	87,500	86,888
2.125% due 08/31/2020 (m)(o)	-	-	10,000	9,970	10,000	9,970
2.125% due 08/15/2021 (o)	-	-	300	299	300	299
2.250% due 12/31/2023 (o)	-	-	2,700	2,702	2,700	2,702
2.625% due 02/15/2029	-	-	162,400	165,581	162,400	165,581
2.875% due 05/15/2028 (o)	-	-	13,300	13,831	13,300	13,831

Total U.S. Treasury Obligations (Cost $685,672)		-		694,213		694,213

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.1%

Adjustable Rate Mortgage Trust

4.193% due 09/25/2035 ^~	-	-	47	45	47	45
4.384% due 01/25/2036 ^~	-	-	3,457	3,148	3,457	3,148

American Home Mortgage Investment Trust	-	-	844	812	844	812

6.500% due 03/25/2047 þ						0

Banc of America Funding Trust
2.698% due 04/20/2047 ^•	-	-	133	120	133	120
4.746% due 09/20/2034 ~	-	-	48	49	48	49

BCAP LLC Trust

5.250% due 04/26/2037	-	-	120	103	120	103

Bear Stearns Adjustable Rate Mortgage Trust

4.231% due 07/25/2034 ~	-	-	195	192	195	192
4.350% due 01/25/2035 ~	-	-	11	11	11	11
4.403% due 04/25/2033 ~	-	-	65	66	65	66
4.489% due 08/25/2033 ~	-	-	102	103	102	103

I-5

Combined Schedule of Investments	March 31, 2019 (Unaudited)

4.683% due 02/25/2034 ~		-	-		18	18		18	18
4.715% due 01/25/2033 ~		-	-		1,052	1,081		1,052	1,081
4.734% due 02/25/2033 ~		-	-		9	9		9	9

Bear Stearns ALT-A Trust

2.986% due 01/25/2036 ^•		-	-		226	232		226	232
3.919% due 10/25/2033 ~		-	-		5	5		5	5
4.568% due 05/25/2035 ~		-	-		79	79		79	79

Citigroup Mortgage Loan Trust, Inc.		-	-		7	7		7	7

3.890% due 09/25/2035 •

Countrywide Alternative Loan Trust

2.656% due 11/25/2036 •		-	-		169	164		169	164
2.666% due 05/25/2047 •		-	-		372	362		372	362
2.806% due 11/25/2035 •		-	-		5,993	5,533		5,993	5,533
2.886% due 08/25/2037 •		-	-		337	265		337	265
3.397% due 12/25/2035 •		-	-		221	211		221	211
5.500% due 11/25/2035		-	-		114	89		114	89
6.250% due 08/01/2036		-	-		3,122	2,687		3,122	2,687

Countrywide Home Loan Mortgage Pass-Through Trust

3.146% due 02/25/2035 •		-	-		56	55		56	55
3.923% due 08/25/2034 ~		-	-		108	105		108	105
4.018% due 09/25/2047 ^~		-	-		3	3		3	3

Credit Suisse First Boston Mortgage Securities Corp.

3.001% due 03/25/2032 ~		-	-		10	9		10	9

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust

3.236% due 10/25/2047 •		-	-		5,087	4,642		5,087	4,642

Eurohome UK Mortgages PLC

0.995% due 06/15/2044 •	GBP	-	-	GBP	521	655	GBP	521	655

GSR Mortgage Loan Trust

4.466% due 11/25/2035 ~		$-	-		$9	9		$9	9
6.000% due 03/25/2032		-	-		2	2		2	2

HarborView Mortgage Loan Trust

2.702% due 07/19/2047 •		-	-		6,597	6,436		6,597	6,436

IndyMac Mortgage Loan Trust

2.966% due 07/25/2035 •		-	-		3	3		3	3
3.126% due 07/25/2045 •		-	-		102	99		102	99

JPMorgan Mortgage Trust

4.492% due 04/25/2037 ~		-	-		163	155		163	155

Lehman XS Trust

2.736% due 08/25/2037 •		-	-		2,605	2,554		2,605	2,554

MASTR Adjustable Rate Mortgages Trust

2.696% due 04/25/2046 •		-	-		8	7		8	7
4.422% due 10/25/2033 ~		-	-		1,394	1,180		1,394	1,180

Merrill Lynch Alternative Note Asset Trust

2.686% due 03/25/2037 •		-	-		8,381	3,576		8,381	3,576

Merrill Lynch Mortgage Investors Trust

2.736% due 11/25/2035 •		-	-		448	426		448	426
4.528% due 05/25/2033 ~		-	-		152	153		152	153

Merrill Lynch Mortgage-Backed Securities Trust

4.371% due 04/25/2037 ^~		-	-		15	15		15	15

PHH Alternative Mortgage Trust

2.646% due 02/25/2037 •		-	-		5,559	4,678		5,559	4,678

Residential Accredit Loans, Inc. Trust

2.656% due 01/25/2037 •		-	-		5,393	4,975		5,393	4,975

Sequoia Mortgage Trust

3.005% due 03/20/2035 •		-	-		23	22		23	22
3.712% due 01/20/2047 ^~		-	-		9	7		9	7

Structured Adjustable Rate Mortgage Loan Trust

3.951% due 11/25/2035 ^~		-	-		4,032	3,809		4,032	3,809

Structured Asset Mortgage Investments Trust

3.182% due 02/19/2035 •		-	-		62	60		62	60

Thornburg Mortgage Securities Trust

4.044% due 06/25/2047 ^•		-	-		22	20		22	20

Towd Point Mortgage Funding

0.000% due 10/20/2051 •(b)	GBP	-	-	GBP	4,800	6,253	GBP	4,800	6,253

WaMu Mortgage Pass-Through Certificates Trust

2.556% due 12/25/2046 •		$-	-		$400	397		$400	397
3.207% due 07/25/2047 •		-	-		934	842		934	842
3.277% due 10/25/2046 ^•		-	-		11,275	10,662		11,275	10,662
3.297% due 04/25/2037 ^~		-	-		13	12		13	12
3.454% due 01/25/2037 ^~		-	-		4	4		4	4
3.703% due 12/25/2036 ^~		-	-		4	4		4	4

I-6

Combined Schedule of Investments	March 31, 2019 (Unaudited)

Washington Mutual Mortgage Pass-Through Certificates Trust

3.147% due 02/25/2047 ^•	-	-	4,900	4,385	4,900	4,385
3.367% due 05/25/2046 ^•	-	-	6	5	6	5
3.797% due 02/25/2033 ~	-	-	4	4	4	4
4.615% due 02/25/2033 ~	-	-	6	7	6	7

Wells Fargo Alternative Loan Trust

4.588% due 07/25/2037 ^~	-	-	123	115	123	115
6.250% due 07/25/2037 ^	-	-	4,584	4,299	4,584	4,299

Wells Fargo Commercial Mortgage Trust

3.244% due 12/15/2047	-	-	12,000	12,144	12,000	12,144

Total Non-Agency Mortgage-Backed Securities (Cost $84,370)		-		88,179		88,179

ASSET-BACKED SECURITIES 7.1%

ACE Securities Corp. Home Equity Loan Trust	-	-	50	51	50	51

4.286% due 10/25/2032 •

Allegro CLO Ltd.	-	-	349	349	349	349

3.971% due 01/30/2026 •

Argent Securities Trust	-	-	1,361	548	1,361	548

2.596% due 09/25/2036 •

Bayview Opportunity Master Fund Trust	-	-	2,970	2,974	2,970	2,974

3.967% due 03/28/2034 þ

Carrington Mortgage Loan Trust	-	-	7,685	7,170	7,685	7,170

2.746% due 02/25/2037 •

Citigroup Mortgage Loan Trust

2.636% due 12/25/2036 •	-	-	6,922	3,428	6,922	3,428
2.646% due 09/25/2036 •	-	-	948	702	948	702

Countrywide Asset-Backed Certificates

2.626% due 07/25/2037 ^•	-	-	4,675	4,161	4,675	4,161
2.626% due 12/25/2046 •	-	-	13,360	12,128	13,360	12,128
2.636% due 06/25/2047 ^•	-	-	3,167	3,142	3,167	3,142
2.676% due 06/25/2047 •	-	-	1,526	1,510	1,526	1,510
2.736% due 01/25/2046 ^•	-	-	9,653	9,186	9,653	9,186
2.736% due 06/25/2047 •	-	-	2,300	2,160	2,300	2,160
2.766% due 09/25/2036 •	-	-	2,757	2,758	2,757	2,758
2.886% due 06/25/2036 •	-	-	1,100	1,084	1,100	1,084
3.581% due 12/25/2034 •	-	-	1,515	1,525	1,515	1,525

Countrywide Asset-Backed Certificates Trust

2.636% due 03/25/2047 ^•	-	-	4,261	4,181	4,261	4,181
3.611% due 12/25/2034 •	-	-	3,913	3,944	3,913	3,944

Crown Point CLO Ltd.	-	-	4,600	4,563	4,600	4,563

3.713% due 07/17/2028

Evans Grove CLO Ltd.	-	-	2,600	2,580	2,600	2,580

3.549% due 05/28/2028 •

First Franklin Mortgage Loan Trust	-	-	1,371	1,360	1,371	1,360

3.346% due 08/25/2032 •

Fremont Home Loan Trust	-	-	1,322	1,275	1,322	1,275

2.816% due 01/25/2036 •

GLS Auto Receivables Issuer Trust	-	-	3,361	3,366	3,361	3,366

3.370% due 01/17/2023

GSAA Home Equity Trust	-	-	1,333	575	1,333	575

2.606% due 06/25/2036 •

GSAMP Trust

2.616% due 12/25/2046 •	-	-	3,966	2,596	3,966	2,596
2.636% due 12/25/2046 •	-	-	642	404	642	404

Halcyon Loan Advisors Funding Ltd.	-	-	472	472	472	472

3.861% due 10/22/2025 •

Home Equity Mortgage Loan Asset-Backed Trust	-	-	508	379	508	379

2.696% due 04/25/2037 •

HSI Asset Securitization Corp. Trust	-	-	16,199	6,307	16,199	6,307

2.596% due 12/25/2036 •

JPMorgan Mortgage Acquisition Trust	-	-	1,308	771	1,308	771

2.636% due 07/25/2036 •

Long Beach Mortgage Loan Trust

2.710% due 02/25/2036 •	-	-	4,924	4,786	4,924	4,786
3.461% due 04/25/2035 •	-	-	3,300	3,304	3,300	3,304

MASTR Asset-Backed Securities Trust

2.646% due 10/25/2036 •	-	-	6,193	3,891	6,193	3,891
2.726% due 03/25/2036 •	-	-	1,055	766	1,055	766

Morgan Stanley ABS Capital, Inc. Trust

2.616% due 01/25/2037 •	-	-	4,859	2,733	4,859	2,733
2.616% due 02/25/2037 •	-	-	8,006	7,354	8,006	7,354
2.626% due 08/25/2036 •	-	-	8,440	5,202	8,440	5,202

Morgan Stanley Home Equity Loan Trust	-	-	5,179	3,363	5,179	3,363

2.656% due 04/25/2037 •

Morgan Stanley Mortgage Loan Trust	-	-	725	347	725	347

2.846% due 04/25/2037 •

I-7

Combined Schedule of Investments	March 31, 2019 (Unaudited)

Mountain Hawk CLO Ltd.		-	-		612	612		612	612

3.980% due 04/18/2025 •

Navient Private Education Loan Trust		-	-		283	283		283	283

2.884% due 12/16/2058 •

Nomura Home Equity Loan, Inc. Home Equity Loan Trust		-	-		2,760	939		2,760	939

2.816% due 10/25/2036 ^•

NovaStar Mortgage Funding Trust		-	-		4,286	2,364		4,286	2,364

2.646% due 10/25/2036 •

OHA Credit Partners Ltd.		-	-		164	165		164	165

3.771% due 10/20/2025

OHA Loan Funding Ltd.		-	-		600	600		600	600

4.122% due 01/23/2027 •

Ownit Mortgage Loan Trust		-	-		825	742		825	742

3.086% due 10/25/2036 ^•

People’s Choice Home Loan Securities Trust		-	-		233	230		233	230

3.206% due 05/25/2035 ^•

RAAC Trust		-	-		1,129	1,136		1,129	1,136

2.826% due 08/25/2036 •

Residential Asset Mortgage Products Trust		-	-		3,700	3,639		3,700	3,639

3.161% due 11/25/2035 •

Santander Drive Auto Receivables Trust		-	-		307	307		307	307

2.629% due 11/15/2019

Securitized Asset-Backed Receivables LLC Trust

2.966% due 10/25/2035 •		-	-		4,400	3,901		4,400	3,901
3.066% due 11/25/2035 •		-	-		5,025	4,999		5,025	4,999

Silver Arrow Canada LP	CAD	-	-	CAD	2,219	1,661	CAD	2,219	1,661

2.278% due 02/15/2020

Soundview Home Loan Trust

2.566% due 06/25/2037 •		$-	-		$1,300	909		$1,300	909
2.686% due 06/25/2037 •		-	-		2,404	1,785		2,404	1,785
2.746% due 02/25/2037 •		-	-		2,432	944		2,432	944

WaMu Asset-Backed Certificates WaMu Trust		-	-		10,533	8,991		10,533	8,991

2.726% due 05/25/2037 •

Wellfleet CLO Ltd.		-	-		2,900	2,900		2,900	2,900

3.901% due 10/20/2027 •

Total Asset-Backed Securities (Cost $147,078)			-			154,502			154,502

SOVEREIGN ISSUES 2.9%

Argentina Government International Bond

3.750% due 12/31/2038 þ		-	-		3,800	2,209		3,800	2,209
5.875% due 01/11/2028		-	-		1,600	1,232		1,600	1,232
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)	ARS	-	-	ARS	36,000	926	ARS	36,000	926

Autonomous Community of Catalonia	EUR	-	-	EUR	1,400	1,626	EUR	1,400	1,626

4.950% due 02/11/2020

Brazil Notas do Tesouro Nacional

6.000% due 05/15/2035 (f)	BRL	-	-	BRL	14,681	4,428	BRL	14,681	4,428
6.000% due 05/15/2055 (f)		-	-		11,170	3,594		11,170	3,594

Israel Government International Bond		$-	-		$400	415		$400	415

4.125% due 01/17/2048

Japan Government International Bond	JPY	-	-	JPY	3,851,486	36,263	JPY	3,851,486	36,263

0.000% due 03/10/2028 (f)

Peru Government International Bond

5.940% due 02/12/2029	PEN	-	-	PEN	4,300	1,364	PEN	4,300	1,364
6.350% due 08/12/2028		-	-		17,250	5,631		17,250	5,631
8.200% due 08/12/2026		-	-		7,700	2,788		7,700	2,788

Saudi Government International Bond

4.000% due 04/17/2025		$-	-		$1,000	1,026		$1,000	1,026

5.000% due 04/17/2049		-	-		500	519		500	519

Total Sovereign Issues (Cost $64,178)			-			62,021			62,021
COMMON STOCKS 7.3%		SHARES			SHARES			SHARES

COMMUNICATION SERVICES 0.9%

Alphabet, Inc. ‘C’ (c)		8,500	9,973		-	-		8,500	9,973

Walt Disney Co.		90,000	9,993		-	-		90,000	9,993

			19,966			-			19,966

I-8

Combined Schedule of Investments	March 31, 2019 (Unaudited)

CONSUMER DISCRETIONARY 1.7%

DR Horton, Inc.	190,000	7,862	-	-	190,000	7,862
Galaxy Entertainment Group Ltd.	650,000	4,430	-	-	650,000	4,430
Las Vegas Sands Corp.	175,000	10,668	-	-	175,000	10,668
Royal Caribbean Cruises Ltd.	87,000	9,972	-	-	87,000	9,972
Wynn Resorts Ltd.	35,000	4,176	-	-	35,000	4,176
		37,108		-		37,108

CONSUMER STAPLES 0.2%

BRF S.A. ADR (c)	795,000	4,627	-	-	795,000	4,627

ENERGY 1.3%

Equitrans Midstream Corp.	64,000	1,394	-	-	64,000	1,394
Marathon Oil Corp.	250,000	4,177	-	-	250,000	4,177
ONEOK, Inc.	250,000	17,460	-	-	250,000	17,460
WPX Energy, Inc. (c)	500,000	6,555	-	-	500,000	6,555
		29,586		-		29,586

FINANCIALS 0.2%

Lincoln National Corp.	78,000	4,579	-	-	78,000	4,579

HEALTH CARE 0.6%

Medtronic PLC	53,000	4,827	-	-	53,000	4,827
Pfizer, Inc.	205,000	8,706	-	-	205,000	8,706
		13,533		-		13,533

INDUSTRIALS 0.8%

Illinois Tool Works, Inc.	55,000	7,894	-	-	55,000	7,894
JetBlue Airways Corp. (c)	150,000	2,454	-	-	150,000	2,454
Masco Corp.	160,000	6,290	-	-	160,000	6,290
		16,638		-		16,638

INFORMATION TECHNOLOGY 0.4%
Oracle Corp.	150,000	8,056	-	-	150,000	8,056

MATERIALS 0.5%

First Quantum Minerals Ltd.	624,000	7,074	-	-	624,000	7,074
Vale S.A. SP - ADR	340,000	4,441	-	-	340,000	4,441
		11,515		-		11,515

REAL ESTATE 0.3%

Howard Hughes Corp. (c)	50,000	5,500	-	-	50,000	5,500

UTILITIES 0.3%

ONE Gas, Inc.	60,000	5,342	-	-	60,000	5,342

Total Common Stocks (Cost $150,686)		156,450		-		156,450

MASTER LIMITED PARTNERSHIPS 0.7%	SHARES		SHARES		SHARES

ENERGY 0.7%

Enable Midstream Partners LP	86,000	1,232	-	-	86,000	1,232
Enterprise Products Partners LP	250,000	7,275	-	-	250,000	7,275
Plains All American Pipeline LP	300,000	7,353	-	-	300,000	7,353

Total Master Limited Partnerships (Cost $15,250)		15,860		-		15,860

EXCHANGE-TRADED FUNDS 1.5%

Financial Select Sector SPDR Fund	303,000	13,005	-	-	303,000	13,005
iShares MSCI Emerging Markets ETF	300,000	9,222	-	-	300,000	9,222
SPDR S&P Oil & Gas Exploration & Production ETF	350,000	8,998	-	-	350,000	8,998
SPDR S&P Regional Banking ETF	41,000	2,105	-	-	41,000	2,105

Total Exchange-Traded Funds (Cost $33,112)		33,330		-		33,330

I-9

Combined Schedule of Investments	March 31, 2019 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS 1.1%

REAL ESTATE 1.1%

Equinix, Inc.		7,500	3,399		-	-		7,500	3,399

Life Storage, Inc.		34,000	3,307		-	-		34,000	3,307

Mid-America Apartment Communities, Inc.		32,000	3,499		-	-		32,000	3,499

Pebblebrook Hotel Trust		103,000	3,199		-	-		103,000	3,199

Sabra Health Care REIT, Inc.		185,000	3,602		-	-		185,000	3,602

Urban Edge Properties		174,000	3,306		-	-		174,000	3,306

Ventas, Inc.		50,000	3,190		-	-		50,000	3,190

Total Real Estate Investment Trusts (Cost $22,348)			23,502			-			23,502

SHORT-TERM INSTRUMENTS 8.2%

CERTIFICATES OF DEPOSIT 0.4%
		PRINCIPAL AMOUNT (000s)			PRINCIPAL AMOUNT (000s)			PRINCIPAL AMOUNT (000s)
Barclays Bank PLC

3.171% (US0003M + 0.400%) due 10/25/2019 ~		-	-		6,900	6,912		6,900	6,912

Lloyds Bank Corporate Markets PLC

3.297% (US0003M + 0.500%) due 10/26/2020 ~		-	-		1,800	1,801		1,800	1,801
			-			8,713			8,713

COMMERCIAL PAPER 0.4%

NextEra Energy Capital Holdings, Inc.

2.730% due 05/09/2019		5,000	4,985		-	-		5,000	4,985

VW Credit, Inc.

2.900% due 07/10/2019		3,500	3,471		-	-		3,500	3,471

Total Commercial Paper (Cost $8,457)			8,456			-			8,456

REPURCHASE AGREEMENTS (i) 1.4%			2,595			28,253			30,848

ARGENTINA TREASURY BILLS 0.1%
41.338% due 04/30/2019 - 05/10/2019 (b)(e)	ARS	-	-	ARS	2,456	63	ARS	2,456	63

JAPAN TREASURY BILLS 2.2%

(0.150)% due 04/15/2019 (d)(e)	JPY	-	-	JPY	5,350,000	48,275	JPY	5,350,000	48,275

U.S. TREASURY BILLS 3.7%
2.436% due 04/02/2019 - 06/27/2019 (d)(e)(n)		$80,200	79,997		$1,063	1,062		$81,263	81,059

Total Short-Term Instruments (Cost $178,372)			91,048			86,366			177,414

Total Investments in Securities (Cost $1,957,489)			320,190			1,666,419			1,986,609

		SHARES			SHARES			SHARES

INVESTMENTS IN AFFILIATES 21.6%

SHORT-TERM INSTRUMENTS 21.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 21.6%

PIMCO Short Asset Portfolio		4,645,739	46,221		15,477,244	153,983		20,122,983	200,204

PIMCO Short-Term Floating NAV Portfolio III		7,874,433	77,870		19,059,619	188,481		26,934,052	266,351

Total Short-Term Instruments (Cost $467,222)			124,091			342,464			466,555

Total Investments in Affiliates (Cost $467,222)			124,091			342,464			466,555

Total Investments 113.4% (Cost $2,424,711)			$ 444,281			$ 2,008,883			$ 2,453,164

I-10

Combined Schedule of Investments	March 31, 2019 (Unaudited)

Financial Derivative Instruments (k)(m) (0.6)% (Cost or Premiums, net $11,605)	$ -58	$ -12,341	$ -12,399

Other Assets and Liabilities, net (12.8)%	3,807	-280,741	-276,934

Net Assets 100.0%	$ 448,030	$ 1,715,801	$ 2,163,831

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤	% of Net Assets and Cost are presented based on Combined Pro Forma Portfolio values.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	When-issued security.

(c)	Security did not produce income within the last twelve months.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security

(f)	Principal amount of security is adjusted for inflation.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)	REPURCHASE AGREEMENTS:

PIMCO RAE Worldwide Long/Short PLUS Fund

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	2.50%	3/29/2019	4/1/2019		$15,500	U.S. Treasury Notes 2.000% due 10/31/2022	$-15,824	$15,500	$15,503
BOS	2.9	3/28/2019	4/4/2019		1,674	U.S. Treasury Notes 2.875% due 08/15/2028	-1,670	1,674	1,675
FICC	2	3/29/2019	4/1/2019		540	U.S. Treasury Notes 1.125% due 06/30/2021	-553	540	540
MEI	1.71	3/7/2019	4/8/2019	CAD	14,084	Canada Government International Bond 2.750% due 12/01/2048	-11,085	10,539	10,551

Total							$-29,132	$28,253	$28,269

PIMCO EqS® Long/Short Fund

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.00%	3/29/2019	4/1/2019	$	2,595	U.S. Treasury Notes 1.125% due 06/30/2021	$-2,649	$2,595	$2,595

Total							$-2,649	$2,595	$2,595

Combined Pro Forma Portfolio

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	2.50%	3/29/2019	4/1/2019	$	15,500	U.S. Treasury Notes 2.000% due 10/31/2022	$-15,824	$15,500	$15,503
BOS	2.9	3/29/2019	4/4/2019		1,674	U.S. Treasury Notes 2.875% due 08/15/2028	-1,670	1,674	1,675
FICC	2	3/29/2019	4/1/2019		3,135	U.S. Treasury Notes 1.125% due 06/30/2021	-3,202	3,135	3,135
MEI	1.71	3/29/2019	4/8/2019	CAD	14,084	Canada Government International Bond 2.750% due 12/01/2048	-11,085	10,539	10,551

Total Repurchase Agreements							$-31,781	$30,848	$30,864

I-11

Combined Schedule of Investments	March 31, 2019 (Unaudited)

SALE-BUYBACK TRANSACTIONS:

Combined Pro Forma Portfolio†

Counterparty			Borrowing Rate(2)	Borrowing Date			Maturity Date			Amount Borrowed(2)				Payable for Sale-Buyback Transactions
BCY			2.05%			3/29/2019	4/1/2019	$			-15,544	$		-15,547

Total Sale-Buyback Transactions												$		-15,547

SHORT SALES:

					PIMCO RAE Worldwide Long/Short PLUS
	PIMCO EqS® Long/Short Fund						Fund			Combined Pro Forma Portfolio
Description	Principal Amount		Proceeds	Payable for Short Sales(3)	Principal Amount		Proceeds	Payable for Short Sales(4)		Principal Amount		Proceeds		Payable for Short Sales(3)(4)

U.S. Government Agencies (0.3)%
Fannie Mae, TBA
5.000% due 04/01/2049		$-	$-	$-		$5,400	$-5,664		$-5,710		$5,400		$-5,664	$-5,710
			-	-			-5,664		-5,710				-5,664	-5,710
			-	-

U.S. Treasury Obligations (0.1)%
U.S. Treasury Notes
2.875% due 08/15/2028		-	-	-		1,600	1,615		-1,670		1,600		-1,615	-1,670
			-	-			1,615		-1,670				-1,615	-1,670
			-	-

Sovereign Issues (0.7)%
Canadian Government Bond
2.750% due 12/01/2048	CAD	-	-	-	CAD	12,300	-10,495		-11,057	CAD	12,300		-10,495	-11,057
			-	-			-10,495		-11,057				-10,495	-11,057

	Shares				Shares					Shares
Common Stocks (17.7)%

Communication Services (0.6)%
Omnicom Group, Inc.		34,000	$-2,450	$-2,504		-	-		-		34,000		$-2,450	$-2,504

Consumer Discretionary (4.4)%
BJ’s Restaurants, Inc.		55,000	-3,522	-2,600		-	-		-		55,000		-3,522	-2,600
Choice Hotels International, Inc.		30,000	-2,360	-2,332		-	-		-		30,000		-2,360	-2,332
Dunkin’ Brands Group, Inc.		35,000	-2,490	-2,629		-	-		-		35,000		-2,490	-2,629
Goodyear Tire & Rubber Co.		114,000	-2,247	-2,069		-	-		-		114,000		-2,247	-2,069
Hyatt Hotels Corp. ‘A’		35,000	-2,482	-2,540		-	-		-		35,000		-2,482	-2,540
NVR, Inc.		2,000	-4,876	-5,534		-	-		-		2,000		-4,876	-5,534
Whirlpool Corp.		16,000	-2,267	-2,126		-	-		-		16,000		-2,267	-2,126
			-20,244	-19,830			-		-				-20,244	-19,830

Consumer Staples (1.3)%
Campbell Soup Co.		65,000	-2,257	-2,479		-	-		-		65,000		-2,257	-2,479
Clorox Co.		20,000	-2,554	-3,209		-	-		-		20,000		-2,554	-3,209
			-4,811	-5,688			-		-				-4,811	-5,688

Energy (2.0)%
Apache Corp.		120,000	-4,859	-4,159		-	-		-		120,000		-4,859	-4,159
Devon Energy Corp.		76,000	-2,277	-2,398		-	-		-		76,000		-2,277	-2,398
Exxon Mobil Corp.		32,000	-2,590	-2,586		-	-		-		32,000		-2,590	-2,586
			-9,726	-9,143			-		-				-9,726	-9,143

Financials (1.1)%
Wells Fargo & Co.		100,000	-5,142	-4,832		-	-		-		100,000		-5,142	-4,832

Health Care (0.7)%
Amgen, Inc.		16,000	-2,682	-3,040		-	-		-		16,000		-2,682	-3,040

Industrials (3.8)%
CSX Corp.		100,000	-6,979	-7,482		-	-		-		100,000		-6,979	-7,482
Norfolk Southern Corp.		43,000	-7,061	-8,036		-	-		-		43,000		-7,061	-8,036
Snap-on, Inc.		11,000	-1,706	-1,722		-	-		-		11,000		-1,706	-1,722
			-15,746	-17,240			-		-				-15,746	-17,240
Information Technology (1.1)%
International Business Machines Corp.		35,000	-4,272	-4,938		-	-		-		35,000		-4,272	-4,938

Materials (1.6)%
BHP Group Ltd. ADR		65,000	-3,376	-3,554		-	-		-		65,000		-3,376	-3,554
Rio Tinto PLC ADR		61,000	-3,415	-3,590		-	-		-		61,000		-3,415	-3,590
			-6,791	-7,144			-		-				-6,791	-7,144

Utilities (1.1)%
Southern Co.		100,000	-4,737	-5,168		-	-		-		100,000		-4,737	-5,168
Total Common Stocks			$-76,601	$-79,527		-	-		-				$-76,601	$-79,527

Exchange-Traded Funds (0.9)%
iShares Nasdaq Biotechnology ETF		35,000	-3,860	-3,913		-	-		-		35,000		-3,860	-3,913

Total Exchange-Traded Funds			$-3,860	$-3,913		-	-		-				$-3,860	$-3,913

I-12

Combined Schedule of Investments	March 31, 2019 (Unaudited)

Real Estate Investment Trusts (6.6)%
Apollo Commercial Real Estate Finance, Inc.	124,000	-2,332	-2,314	-	-	-	124,000	-2,332	-2,380
Digital Realty Trust, Inc.	20,000	-2,297	-2,380	-	-	-	20,000	-2,297	-2,380
Iron Mountain, Inc.	170,000	-6,110	-6,132	-	-	-	170,000	-6,110	-6,132
Kimco Realty Corp.	150,000	-2,603	-2,775	-	-	-	150,000	-2,603	-2,775
Omega Healthcare Investors, Inc.	75,000	-2,676	-2,861	-	-	-	75,000	-2,676	-2,861
Park Hotels & Resorts, Inc.	85,000	-2,423	-2,695	-	-	-	85,000	-2,423	-2,695
Public Storage	12,000	-2,649	-2,700	-	-	-	12,000	-2,649	-2,700
Starwood Property Trust, Inc.	100,000	-2,211	-2,283	-	-	-	100,000	-2,211	-2,283
UDR, Inc.	60,000	-2,685	-2,728	-	-	-	60,000	-2,685	-2,728
Welltower, Inc.	35,000	-2,552	-2,716	-	-	-	35,000	-2,552	-2,716

Total Real Estate Investment Trusts		$-28,538	$-29,584	-	-	-		$-28,538	$-29,584

Total Short Sales (26.3)%		$-108,999	$-113,024	-	$-	$-		$-126,773	$-131,461

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Combined Pro Forma Portfolio Holdings

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales (3)(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$15,503	$0	$0	$0	$15,503	$-15,824	$-321
BOS	1,675	0	0	0	1,675	-1,670	5
FICC	3,135	0	0	0	3,135	-3,202	-67
MEI	10,551	0	0	0	10,551	-10,559	-8

Master Securities Forward Transaction Agreement
BCY	0	0	-15,547	0	-15,547	15,575	28
NOM	0	0	0	-1,670	-1,670	0	-1,670
RBC	0	0	0	-11,057	-11,057	0	-11,057

Prime Brokerage Agreement
FOB	0	0	0	-19,416	-19,416	0	-19,416
GSC	0	0	0	-93,608	-93,608	0	-93,608

Total Borrowings and Other Financing Transactions	$30,864	$0	$-15,547	$-125,751

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

Combined Pro Forma Portfolio Holdings

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$-15,547	$0	$0	$0	$-15,547
Total Borrowings	$-15,547	$0	$0	$0	$-15,547
Payable for sale-buyback financing transactions					$-15,547

(j)	Securities with an aggregate market value of $15,575 and cash of $526 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(k)

Securities with an aggregate market value of $21,819 and cash of $112,839 have been pledged as collateral as of March 31, 2019 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

†	The below security type was held only by PIMCO RAE Worldwide Long/Short PLUS Fund as of 3/31/2019.

‡	The below security type was held only by PIMCO EqS® Long/Short Fund as of 3/31/2019.

(1)	Includes accrued interest.

(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(9,090) at a weighted average interest rate of 1.095%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $90 of accrued interest.

(4)	Payable for short sales includes $269 of dividends payable.

I-13

Combined Schedule of Investments	March 31, 2019 (Unaudited)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Combined Pro Forma Portfolio Holdings†

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$111	5/24/2019	1,000	$1,000	$9	$1
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	104.75	5/24/2019	2,739	5,478	22	2
					$31	$3
Total Purchased Options					$31	$3

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Combined Pro Forma Portfolio Holdings†

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
90-Day Eurodollar September Futures	Sep-20	604	147,738	$1,105	$0	$-121
E-mini S&P 500 Index June Futures	Jun-19	628	89,107	1,843	527	0
Euro STOXX 50 June Futures	Jun-19	1,172	43,017	873	408	-13
Euro-Bobl June Futures	Jun-19	119	17,773	154	5	-21
Euro-Bund 10-Year Bond June Futures	Jun-19	230	42,916	186	0	-64
FTSE 100 Index June Futures	Jun-19	281	26,393	620	381	0
Nikkei 225 June Futures	Jun-19	178	17,072	-195	56	0
U.S. Treasury 2-Year Note June Futures	Jun-19	2,713	578,123	-396	0	-473
U.S. Treasury 5-Year Note June Futures	Jun-19	2,780	322,002	3,004	0	-630
U.S. Treasury 10-Year Note June Futures	Jun-19	3,114	386,817	4,419	0	-955
U.S. Treasury Ultra Long-Term Bond June Futures	Jun-19	394	66,192	2,173	0	-148
				$13,786	$1,377	$-2,425

SHORT FUTURES CONTRACTS

PIMCO RAE Worldwide Long/Short PLUS Fund
					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
90-Day Eurodollar December Futures	Dec-20	1,665	$-407,321	$-1,375	$312	$0
90-Day Eurodollar March Futures	Mar-20	4,972	-1,214,225	-9,162	932	0
90-Day Eurodollar September Futures	Sep-21	604	-147,784	-1,263	91	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	Apr-19	160	-224	-65	43	0
Put Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	Apr-19	160	-74	39	2	-3
U.S. Treasury 30-Year Bond June Futures	Jun-19	1,053	-157,588	-3,519	345	-13
United Kingdom Long Gilt June Futures	Jun-19	101	-17,018	-285	8	-12
				$-15,630	$1,733	$-28
Total				$-1,844	$3,110	$-2,453

PIMCO EqS® Long/Short Fund

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
E-Mini Russell 2000 Index June Futures	Jun-19	354	$-27,325	$-47	$0	$-64
E-mini S&P 500 Index June Futures	Jun-19	261	-37,033	-833	0	-219

Total				$-880	$0	$-283
Combined Pro Forma Portfolio Holdings

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
90-Day Eurodollar December Futures	Dec-20	1,665	-407,321	$-1,375	$312	$0
90-Day Eurodollar March Futures	Mar-20	4,972	-1,214,225	-9,162	932	0
90-Day Eurodollar September Futures	Sep-21	604	-147,784	-1,263	91	0

I-14

Combined Schedule of Investments	March 31, 2019 (Unaudited)

Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	Apr-19	160	-224		-65		43		0
E-Mini Russell 2000 Index June Futures	Jun-19	354	-27,325		-47		0		-64
E-mini S&P 500 Index June Futures	Jun-19	261	-37,033		-833		0		-219
Put Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	Apr-19	160	-74		39		2		-3
U.S. Treasury 30-Year Bond June Futures	Jun-19	1,053	-157,588		-3,519		345		-13
United Kingdom Long Gilt June Futures	Jun-19	101	-17,018		-285		8		-12
				$	-16,510	$	1,733	$	-311
Total Futures Contracts				$	-2,724	$	3,110	$	-2,736

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(6)

Combined Pro Forma Portfolio Holdings†

								Variation Margin
Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(7)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(8)	Asset	Liability
CDX.HY-29 5-Year Index	-5.00%	Quarterly	12/20/2022	$40,964	$-3,300	$430	$ -2,870	$0	$-99

INTEREST RATE SWAPS

Combined Pro Forma Portfolio Holdings†

										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive	1-Year BRL-CDI	10.24%	Maturity	1/4/2027	BRL	79,800	$-10	$-1,251	$-1,261	$3	$0
Pay	3-Month CAD-Bank Bill	2.75	Semi-Annual	12/18/2048	CAD	13,400	-252	1,233	981	0	-152
Receive(9)	3-Month USD-LIBOR	2.364	Semi-Annual	6/3/2019		$146,000	0	0	0	0	0
Receive(9)	3-Month USD-LIBOR	3	Semi-Annual	11/25/2020		36,700	-330	93	-237	23	0
Receive(9)	3-Month USD-LIBOR	2.9	Semi-Annual	3/5/2021		151,200	-516	-439	-955	102	0
Receive(9)	3-Month USD-LIBOR	2.32	Semi-Annual	3/31/2021		52,300	0	44	44	55	0
Pay(9)	3-Month USD-LIBOR	2.18	Semi-Annual	10/23/2021		181,400	0	-317	-317	0	-230
Receive(9)	3-Month USD-LIBOR	2.93	Semi-Annual	3/5/2022		357,400	176	-2,821	-2,645	171	0
Pay	3-Month USD-LIBOR	3.01	Semi-Annual	9/28/2023		113,300	0	3,483	3,483	0	-236
Pay	3-Month USD-LIBOR	2.7	Semi-Annual	12/14/2023		44,000	-466	1,566	1,100	0	-93
Pay(9)	3-Month USD-LIBOR	2.5	Semi-Annual	12/15/2023		148,000	137	594	731	0	-123
Receive(9)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		118,100	0	-1,669	-1,669	255	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	5/31/2025		87,000	152	-3,866	-3,714	241	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	5/31/2025		37,700	0	-1,622	-1,622	90	0
Receive	3-Month USD-LIBOR	2	Semi-Annual	6/20/2025		158,500	9,784	-7,704	2,080	396	0
Receive	3-Month USD-LIBOR	2.25	Semi-Annual	6/15/2026		2,300	-9	11	2	5	0
Receive	3-Month USD-LIBOR	1.75	Semi-Annual	12/21/2026		11,920	480	-24	456	32	0
Receive	3-Month USD-LIBOR	1.5	Semi-Annual	6/21/2027		3,400	190	22	212	8	0
Receive	3-Month USD-LIBOR	2.5	Semi-Annual	12/20/2027		16,200	-186	-74	-260	45	0
Receive	3-Month USD-LIBOR	2.25	Semi-Annual	6/20/2028		166,400	10,761	-9,775	986	446	0
Pay(9)	3-Month USD-LIBOR	3.427	Semi-Annual	10/12/2028		97,500	0	3,702	3,702	0	-53
Receive(9)	3-Month USD-LIBOR	2.985	Semi-Annual	6/5/2029		59,200	-832	-2,105	-2,937	150	0
Pay	3-Month USD-LIBOR	3	Semi-Annual	2/15/2036		138,000	597	7,796	8,393	33	-287
Receive	3-Month USD-LIBOR	3	Semi-Annual	5/15/2044		89,800	537	-7,220	-6,683	229	0
Receive	3-Month USD-LIBOR	3.07	Semi-Annual	9/26/2048		50,300	374	-5,252	-4,878	171	0
Receive	3-Month USD-LIBOR	3.08	Semi-Annual	9/28/2048		16,700	0	-1,656	-1,656	56	0
Receive	3-Month USD-LIBOR	3.08	Semi-Annual	12/14/2048		300	0	-32	-32	1	0
Receive	3-Month USD-LIBOR	3.093	Semi-Annual	12/14/2048		6,100	0	-673	-673	21	0
Receive(9)	3-Month USD-LIBOR	3	Semi-Annual	6/19/2049		27,800	-656	-1,646	-2,302	95	0
Receive	6-Month EUR-EURIBOR	0.5	Annual	12/19/2025	EUR	2,900	46	-125	-79	7	0
Pay(9)	6-Month EUR-EURIBOR	2.036	Annual	2/3/2037		20,900	-83	1,277	1,194	0	-172
Receive(9)	6-Month EUR-EURIBOR	1.5	Annual	6/19/2049		7,800	-122	-870	-992	145	0
Pay	6-Month GBP-LIBOR	1	Annual	9/19/2019	GBP	320,100	604	1,793	2,397	13	0
Receive(9)	6-Month GBP-LIBOR	1	Annual	9/18/2020		320,700	316	-983	-667	0	-32
Receive	6-Month GBP-LIBOR	2	Semi-Annual	3/18/2022		14,100	-810	254	-556	0	-2
Pay(9)	6-Month GBP-LIBOR	1.5	Semi-Annual	9/18/2029		26,700	195	693	888	0	-3
Receive(9)	6-Month GBP-LIBOR	2.04	Semi-Annual	2/1/2037		6,000	-74	-297	-371	13	0
Receive(9)	6-Month GBP-LIBOR	2.043	Semi-Annual	2/1/2037		11,600	-143	-578	-721	25	0
Receive(9)	6-Month GBP-LIBOR	2	Semi-Annual	10/10/2038		24,000	129	-1,450	-1,321	72	0
Receive(9)	6-Month GBP-LIBOR	2.053	Semi-Annual	10/10/2038		17,000	0	-1,036	-1,036	51	0
Receive(9)	6-Month GBP-LIBOR	1.5	Semi-Annual	9/18/2049		8,000	128	-497	-369	63	0
Pay(9)	6-Month JPY-LIBOR	0.3	Semi-Annual	6/18/2022	JPY	37,310,000	1,057	1,540	2,597	133	0
Receive(9)	6-Month JPY-LIBOR	0.3	Semi-Annual	6/18/2025		14,850,000	-299	-1,894	-2,193	0	-109
Pay	6-Month JPY-LIBOR	0.199	Semi-Annual	10/31/2025		6,560,000	14	867	881	51	0
Pay	6-Month JPY-LIBOR	0.3	Semi-Annual	12/20/2025		18,300,000	1,868	1,752	3,620	151	0
Receive	6-Month JPY-LIBOR	0.8	Semi-Annual	10/22/2038		570,000	0	-428	-428	0	-32
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		1,710,000	109	-1,100	-991	0	-94
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		880,000	3	-637	-634	0	-49

I-15

Combined Schedule of Investments	March 31, 2019 (Unaudited)

Receive	6-Month JPY-LIBOR	0.75	Semi-Annual	12/20/2038		5,641,000	-304	-3,366	-3,670	0	-316
Receive	6-Month JPY-LIBOR	0.5	Semi-Annual	9/20/2046		1,060,000	830	-832	-2	0	-120
Receive	CPTFEMU	1.71	Maturity	3/15/2033	EUR	1,750	-2	-131	-133	5	0
Pay	CPTFEMU	1.946	Maturity	3/15/2048		1,750	5	262	267	0	-13
Pay	UKRPI	3.49	Maturity	9/15/2028	GBP	19,500	-2	132	130	0	-43
Pay	UKRPI	3.593	Maturity	11/15/2028		3,900	0	95	95	0	-8
Pay	UKRPI	3.595	Maturity	11/15/2028		14,100	172	176	348	0	-28
Pay	UKRPI	3.603	Maturity	11/15/2028		3,800	0	99	99	0	-7

							$23,568	$-34,886	$-11,318	$3,357	$-2,202

Total Swap Agreements							$20,268	$-34,456	$-14,188	$3,357	$-2,301

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

Combined Pro Forma Portfolio Holdings

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(10)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$3	$3,110	$3,423	$6,536	$0	$-2,736	$-2,301	$-5,037

(m)	Securities with an aggregate market value of $32,706 and cash of $3,324 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019.

†	The below security type was held only by PIMCO RAE Worldwide Long/Short PLUS Fund as of 3/31/2019.

‡	The below security type was held only by PIMCO EqS® Long/Short Fund as of 3/31/2019.

(6)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(7)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(8)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(9)	This instrument has a forward starting effective date.

(10)	Unsettled variation margin asset of $66 for closed swap agreements is outstanding at period end.

(n)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

PIMCO RAE Worldwide Long/Short PLUS Fund

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Asset	Liability
AZD	Jun-19	SGD	25,618		$18,961	$31	$0
BOA	Apr-19	JPY	735,200		6,609	7	-31
	Apr-19	NOK	70,361		8,188	30	0
	Apr-19		$1,049	JPY	115,600	0	-6
	May-19		8,198	NOK	70,361	0	-30
	May-19		16,489	ZAR	222,835	0	-1,114
	Jun-19	ILS	35,511		$9,853	28	0
	Jun-19	PHP	41,009		786	13	0
	Jun-19		$2,041	HUF	564,771	0	-58
BPS	Apr-19	ARS	6,934		$176	16	0
	Apr-19	JPY	6,069,700		56,196	1,412	-35
	Apr-19		$160	ARS	6,934	0	0
	Apr-19		1,048	CAD	1,399	0	-1
	Apr-19		8,442	CNH	56,745	0	-1
	May-19	ARS	1,261		$27	0	-1
	Jun-19	INR	1,232,302		17,073	0	-499
	Jun-19	THB	509,134		16,292	217	0
	Jun-19	TWD	1,194,906		38,876	41	0
BRC	Apr-19	CLP	5,397,733		8,247	315	0
	Apr-19	JPY	20,706,588		187,308	476	0
	Jun-19	EUR	1,070	TRY	6,916	0	-41
CBK	Apr-19	CAD	2,352		$1,764	4	0
	Apr-19	EUR	1,511		1,720	25	0
	Apr-19	GBP	102,900		135,604	1,582	0
	Apr-19	JPY	276,000		2,507	17	0
	Apr-19	MXN	69,728		3,667	82	0
	Apr-19	SEK	22,297		2,412	14	0
	Apr-19		$1,548	CNH	10,812	60	0
	Apr-19		6,429	DKK	41,777	0	-152
	Apr-19		890	EUR	787	0	-7
	Apr-19		13,005	GBP	9,808	0	-231
	Apr-19		212,713	JPY	23,463,888	0	-1,002

I-16

Combined Schedule of Investments	March 31, 2019 (Unaudited)

	May-19	JPY	23,463,888		$213,308	942	0
	May-19		$3,650	MXN	69,728	0	-82
	May-19		2,418	SEK	22,297	0	-14
	Jun-19	COP	528,467		$169	4	0
	Jun-19	EUR	760	TRY	4,914	0	-29
	Jun-19	TRY	14,348	EUR	2,215	80	0
FBF	Apr-19	CNH	38,383		$5,471	0	-238
GLM	Apr-19	ARS	5,673		131	0	0
	Apr-19	AUD	25,978		18,570	124	0
	Apr-19	CAD	6,107		4,653	83	0
	Apr-19	CHF	41,653		41,802	0	-28
	Apr-19	CNH	18,855		2,812	8	0
	Apr-19	SEK	16,225		1,733	0	-12
	Apr-19		$130	ARS	5,673	1	0
	Apr-19		18,414	AUD	25,978	31	0
	Apr-19		6,942	CNY	48,404	263	0
	May-19	ARS	5,673		$124	0	-1
	May-19	AUD	25,978		18,425	0	-32
	Jun-19	KRW	59,678,309		53,237	667	0
	Jun-19	MYR	153,995		37,857	120	-5
	Jun-19		$2,812	CNH	18,855	0	-8
HUS	Apr-19	BRL	6,057		$1,561	14	0
	Apr-19	CAD	118,861		90,079	1,132	0
	Apr-19	CNH	4,816		715	0	-2
	Apr-19	CNY	48,404		7,204	0	-1
	Apr-19	NOK	16,410		1,923	20	0
	Apr-19	PLN	48,497		12,981	345	0
	Apr-19	RUB	54,438		828	0	0
	Apr-19		$18	ARS	817	0	0
	Apr-19		1,554	BRL	6,057	0	-7
	Apr-19		3,615	MXN	69,728	0	-30
	Apr-19		10,100	NOK	86,771	0	-39
	May-19		53	ARS	2,424	0	-1
	May-19		1,558	BRL	6,057	0	-14
	Jun-19		7,198	CNY	48,404	0	-1
	Nov-19		33,949	CNH	230,018	219	0
	Jan-21	BRL	3,920		$604	0	-336
IND	Jun-19	TWD	37,516		1,218	0	-1
JPM	Apr-19	EUR	86,570		98,799	1,689	0
	Apr-19	GBP	2,097		2,767	35	0
	Apr-19	JPY	1,142,000		10,277	12	-40
	Apr-19		$44,774	CHF	44,484	0	-100
	May-19	CHF	44,484		$44,905	99	0
	May-19	EUR	87,294		98,273	94	0
	Jun-19	KRW	1,480,940		1,317	12	0
	Jul-19	HUF	487,178		1,770	56	0
MSB	May-19		$72	ARS	3,077	0	-5
	Jun-19	EUR	385	TRY	2,494	0	-14
MYI	Apr-19	JPY	367,400		$3,322	0	0
	May-19	ZAR	77,497		5,412	64	0
	Jul-19		$6,345	DKK	41,777	0	-17
NGF	Nov-19	CNH	134,110		$19,164	0	-757
RBC	Jun-19	KRW	4,479,759		3,987	41	0
RYL	Apr-19	CAD	14,084		10,494	0	-46
SCX	Apr-19	JPY	367,400		3,327	13	0
	Apr-19	NZD	11,211		7,709	74	0
	Apr-19		$126,020	GBP	95,189	0	-2,041
	Apr-19		7,619	NZD	11,211	15	0
	Apr-19		4,145	SEK	38,522	0	-2
	May-19	CZK	19,038		$836	8	0
	May-19	GBP	95,189		126,211	2,038	0
	May-19	NZD	11,211		7,623	0	-16
	Jun-19	HKD	473,708		60,586	99	0
	Jun-19	TWD	923,879		30,076	50	0
	Jun-19		$2,247	IDR	32,066,485	0	-23
	Nov-19	CNH	95,908		$13,700	0	-546
SOG	Apr-19		5,503		797	0	-21
	Apr-19		$1,502	TRY	8,183	0	-65
	May-19	RUB	1,415,220		$21,310	0	-119
	Jun-19	HKD	9,678		1,237	1	0
SSB	Apr-19	CHF	1,735		1,730	0	-12
	Apr-19		$10,432	CAD	13,951	7	0
	May-19	ZAR	110,438		$7,773	153	0
UAG	Apr-19	BRL	6,057		1,554	7	0
	Apr-19	CHF	1,096		1,093	0	-8
	Apr-19		$1,612	BRL	6,057	0	-65
	Apr-19		93,893	CAD	126,054	437	0
	May-19	CAD	126,054		$93,965	0	-439
	Jun-19	HKD	24,705		3,155	1	0
	Jun-19	INR	75,604		1,079	1	0
	Jun-19	TWD	57,960		1,884	0	0

Total						$ 13,429	$ -8,426

I-17

Combined Schedule of Investments	March 31, 2019 (Unaudited)

PIMCO EqS® Long/Short Fund

								Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Asset			Liability
CBK	Apr-19	BRL	34,775	$	8,924	$		43	$		0
	Apr-19		$8,998	BRL	34,775			0			-116
	May-19	BRL	34,775	$	8,981			117			0
HUS	Apr-19	CAD	9,833		7,452			94			0
	Jun-19	HKD	36,479		4,661			3			0
JPM	Apr-19	BRL	17,465		4,567			106			0
	Apr-19		$4,482	BRL	17,465			0			-21
RBC	Apr-19	CAD	1,100	$	838			14			0
RYL	Apr-19		$7,535	CAD	10,050			0			-14
SSB	Apr-19	BRL	17,310	$	4,560			139			0
	Apr-19	CAD	9,008		6,753			12			0
UAG	Apr-19		$7,367	CAD	9,891			34			0
	May-19	CAD	9,891	$	7,373			0			-35

Total						$		562	$		-186

Combined Pro Forma Portfolio Holdings

							Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Asset			Liability
AZD	Jun-19	SGD	25,618	$	18,961	$		31	$		0
BOA	Apr-19	JPY	735,200		6,609			7			-31
	Apr-19	NOK	70,361		8,188			30			0
	Apr-19		$1,049	JPY	115,600			0			-6
	May-19		8,198	NOK	70,361			0			-30
	May-19		16,489	ZAR	222,835			0			-1,114
	Jun-19	ILS	35,511		$9,853			28			0
	Jun-19	PHP	41,009		786			13			0
	Jun-19		$2,041	HUF	564,771			0			-58
BPS	Apr-19	ARS	6,934	$	176			16			0
	Apr-19	JPY	6,069,700		56,196			1,412			-35
	Apr-19		$160	ARS	6,934			0			0
	Apr-19		1,048	CAD	1,399			0			-1
	Apr-19		8,442	CNH	56,745			0			-1
	May-19	ARS	1,261	$	27			0			-1
	Jun-19	INR	1,232,302		17,073			0			-499
	Jun-19	THB	509,134		16,292			217			0
	Jun-19	TWD	1,194,906		38,876			41			0
BRC	Apr-19	CLP	5,397,733		8,247			315			0
	Apr-19	JPY	20,706,588		187,308			476			0
	Jun-19	EUR	1,070	TRY	6,916			0			-41
CBK	Apr-19	BRL	34,775	$	8,924			43			0
	Apr-19	CAD	2,352		1,764			4			0
	Apr-19	EUR	1,511		1,720			25			0
	Apr-19	GBP	102,900		135,604			1,582			0
	Apr-19	JPY	276,000		2,507			17			0
	Apr-19	MXN	69,728		3,667			82			0
	Apr-19	SEK	22,297		2,412			14			0
	Apr-19		$8,997	BRL	34,775			0			-116
	Apr-19		1,548	CNH	10,812			60			0
	Apr-19		6,429	DKK	41,777			0			-152
	Apr-19		890	EUR	787			0			-7
	Apr-19		13,006	GBP	9,808			0			-231
	Apr-19		212,713	JPY	23,463,888			0			-1,002
	May-19	BRL	34,775	$	8,981			117			0
	May-19	JPY	23,463,888		213,308			942			0
	May-19		$3,650	MXN	69,728			0			-82
	May-19		2,418	SEK	22,297			0			-14
	Jun-19	COP	528,467	$	169			4			0
	Jun-19	EUR	760	TRY	4,914			0			-29
	Jun-19	TRY	14,348	EUR	2,215			80			0
FBF	Apr-19	CNH	38,383	$	5,471			0			-238
GLM	Apr-19	ARS	5,673		131			0			0
	Apr-19	AUD	25,978		18,570			124			0
	Apr-19	CAD	6,107		4,653			83			0
	Apr-19	CHF	41,653		41,802			0			-28
	Apr-19	CNH	18,855		2,812			8			0
	Apr-19	SEK	16,225		1,733			0			-12
	Apr-19		$130	ARS	5,673			1			0
	Apr-19		18,414	AUD	25,978			31			0
	Apr-19		6,942	CNY	48,404			263			0
	May-19	ARS	5,673	$	124			0			-1
	May-19	AUD	25,978		18,425			0			-32
	Jun-19	KRW	59,678,309		53,237			667			0
	Jun-19	MYR	153,995		37,857			120			-5
	Jun-19		$2,812	CNH	18,855			0			-8
HUS	Apr-19	BRL	6,057	$	1,561			14			0
	Apr-19	CAD	128,694		97,531			1,226			0
	Apr-19	CNH	4,816		715			0			-2
	Apr-19	CNY	48,404		7,204			0			-1

I-18

Combined Schedule of Investments	March 31, 2019 (Unaudited)

	Apr-19	NOK	16,410		1,923	20		0
	Apr-19	PLN	48,497		12,981	345		0
	Apr-19	RUB	54,439		828	0		0
	Apr-19		$18	ARS	817	0		0
	Apr-19		1,554	BRL	6,057	0		-7
	Apr-19		3,615	MXN	69,728	0		-30
	Apr-19		10,100	NOK	86,771	0		-39
	May-19		53	ARS	2,424	0		-1
	May-19		1,558	BRL	6,057	0		-14
	Jun-19	HKD	36,479	$	4,661	3		0
	Jun-19		$7,198	CNY	48,404	0		-1
	Nov-19		33,949	CNH	230,018	219		0
	Jan-21	BRL	3,920	$	604	0		-336
IND	Jun-19	TWD	37,516		1,218	0		-1
JPM	Apr-19	BRL	17,465		4,567	106		0
	Apr-19	EUR	86,570		98,799	1,689		0
	Apr-19	GBP	2,097		2,767	35		0
	Apr-19	JPY	1,142,000		10,277	12		-40
	Apr-19		$4,482	BRL	17,465	0		-21
	Apr-19		44,774	CHF	44,484	0		-100
	May-19	CHF	44,484	$	44,905	99		0
	May-19	EUR	87,294		98,273	94		0
	Jun-19	KRW	1,480,940		1,317	12		0
	Jul-19	HUF	487,178		1,770	56		0
MSB	May-19		$72	ARS	3,077	0		-5
	Jun-19	EUR	385	TRY	2,494	0		-14
MYI	Apr-19	JPY	367,400	$	3,322	0		0
	May-19	ZAR	77,497		5,412	64		0
	Jul-19		$6,345	DKK	41,777	0		-17
NGF	Nov-19	CNH	134,110	$	19,164	0		-757
RBC	Apr-19	CAD	1,100		838	14		0
	Jun-19	KRW	4,479,759		3,987	41		0
RYL	Apr-19	CAD	14,084		10,494	0		-46
	Apr-19		$7,535	CAD	10,050	0		-14
SCX	Apr-19	JPY	367,400	$	3,327	13		0
	Apr-19	NZD	11,211		7,709	74		0
	Apr-19		$126,020	GBP	95,189	0		-2,041
	Apr-19		7,619	NZD	11,211	15		0
	Apr-19		4,145	SEK	38,522	0		-2
	May-19	CZK	19,038	$	836	8		0
	May-19	GBP	95,189		126,211	2,038		0
	May-19	NZD	11,211		7,623	0		-16
	Jun-19	HKD	473,708		60,586	99		0
	Jun-19	TWD	923,879		30,076	50		0
	Jun-19		$2,247	IDR	32,066,486	0		-23
	Nov-19	CNH	95,908	$	13,700	0		-546
SOG	Apr-19		5,503		797	0		-21
	Apr-19		$1,502	TRY	8,183	0		-65
	May-19	RUB	1,415,220	$	21,310	0		-119
	Jun-19	HKD	9,678		1,237	1		0
SSB	Apr-19	BRL	17,310		4,560	139		0
	Apr-19	CAD	9,008		6,753	12		0
	Apr-19	CHF	1,735		1,730	0		-12
	Apr-19		$10,432	CAD	13,951	7		0
	May-19	ZAR	110,438	$	7,773	153		0
UAG	Apr-19	BRL	6,057		1,554	7		0
	Apr-19	CHF	1,096		1,093	0		-8
	Apr-19		$1,612	BRL	6,057	0		-65
	Apr-19		101,260	CAD	135,945	471		0
	May-19	CAD	135,945	$	101,338	0		-474
	Jun-19	HKD	24,705		3,155	1		0
	Jun-19	INR	75,604		1,079	1		0
	Jun-19	TWD	57,960		1,884	0		0

Total Forward Foreign Currency Contracts						$13,991	$	-8,612

PURCHASED OPTIONS:

Combined Pro Forma Portfolio Holdings†

FOREIGN CURRENCY OPTIONS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount(1)		Cost		Market Value
HUS	Put - OTC EUR versus GBP	GBP	0.828	6/3/2019	23,079	$	99	$	90
MYI	Put - OTC EUR versus GBP		0.828	6/3/2019	19,730		79		77
SCX	Put - OTC USD versus CNH	CNH	6.6	8/20/2019	16,905		140		86

						$	318	$	253

I-19

Combined Schedule of Investments	March 31, 2019 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.05%	3/11/2021	171,700	$1,373	$1,951
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.8	3/12/2021	175,100	1,027	1,396
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.37	3/27/2020	24,000	965	123
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.6	7/9/2019	12,100	589	139

							$3,954	$3,609

Total Purchased Options							$4,272	$3,862

WRITTEN OPTIONS:

Combined Pro Forma Portfolio Holdings†

FOREIGN CURRENCY OPTIONS

Counterparty	Description			Strike Price	Expiration Date	Notional Amount(11)	Premiums (Received)	Market Value

CBK	Call - OTC EUR versus TRY		TRY	6.84	6/3/2019	11,361	$-189	$-571
SCX	Put - OTC USD versus CNH		CNH	6.49	8/20/2019	33,810	-147	-78

							$-336	$-649

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(11)	Premiums (Received)	Market Value

DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.96%	7/9/2021	324,700	$-1,555	$-2,785
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	6/21/2021	198,800	-965	-1,788
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	6/21/2021	681,700	-3,204	-6,151
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.4	3/27/2020	174,600	-967	-27
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	3/11/2021	90,700	-1,374	-2,031
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	3/12/2021	92,400	-1,027	-1,461
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.745	7/9/2019	12,100	-372	-56
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.89	7/9/2019	12,100	-217	-20

							$-9,681	$-14,319

Total Written Options							$-10,017	$-14,968

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(6)

Combined Pro Forma Portfolio Holdings†

									Swap Agreements, at Value(13)
Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(7)	Notional Amount(8)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	UniCredit SpA	-1.00%	Quarterly	12/20/2023	3.304%	EUR 1,700	$ 315	$ -120	$ 195	$ 0
CBK	UniCredit SpA	-1	Quarterly	12/20/2023	3.304	950	174	-65	109	0
HUS	UniCredit SpA	-1	Quarterly	12/20/2023	3.304	1,000	191	-76	115	0

							$ 680	$ -261	$ 419	$ 0

I-20

Combined Schedule of Investments	March 31, 2019 (Unaudited)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(12)

Combined Pro Forma Portfolio Holdings†

									Swap Agreements, at Value(13)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(7)	Notional Amount(8)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

HUS	Brazil Government International Bond	1.00%	Quarterly	9/20/2019	0.609%	$1,800	$3	$1	$4	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(12)

Combined Pro Forma Portfolio Holdings†

								Swap Agreements, at Value(13)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(8)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	ABX.HE.AAA.6-2 Index	0.11%	Monthly	5/25/2046	$5,744	$-1,199	$783	$0	$-416
BRC	ABX.HE.AAA.6-2 Index	0.11	Monthly	5/25/2046	11,488	-2,427	1,596	0	-831

						$-3,626	$2,379	$0	$-1,247

INTEREST RATE SWAPS

Combined Pro Forma Portfolio Holdings†

									Swap Agreements, at Value
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
GLM	Receive	CPTFEMU	0.99%	Maturity	3/30/2020	EUR 62,400	$-6	$-113	$0	$-119

TOTAL RETURN SWAPS ON EQUITY INDICES

PIMCO RAE Worldwide Long/Short PLUS Fund

										Swap Agreements, at Value
Counterparty	Pay/Receive(14)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Pay	S&P 500 Total Return Index	23,418	2.782% (1-Month USD-LIBOR plus a specified spread)	Monthly	5/8/2019	$132,025	$0	$-493	$0	$-493
	Receive	RALVEIET Index	1,029,060	3.625% (1-Month USD-LIBOR plus a specified spread)	Monthly	7/25/2019	121,522	0	-347	0	-347
	Receive	RALVEIET Index	151,870	3.532% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/10/2019	18,212	0	-301	0	-301
BRC	Pay	NDDUWXUS Index	3,700	2.452% (1-Month USD-LIBOR less a specified spread)	Monthly	10/17/2019	21,532	0	124	124	0
CBK	Pay	NDUEEGF Index	23,989	2.665% (1-Month USD-LIBOR plus a specified spread)	Monthly	5/8/2019	11,746	0	19	19	0
	Pay	NDDUWXUS Index	4,284	2.465% (1-Month USD-LIBOR less a specified spread)	Monthly	10/17/2019	24,819	0	57	57	0
	Pay	NDUEEGF Index	48,012	2.572% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	23,471	0	-16	0	-16
	Receive	RALVEIUT Index	3,566,580	2.695% (1-Month USD-LIBOR plus a specified spread)	Monthly	1/9/2020	601,361	0	-1,214	0	-1,214
DUB	Receive	RALVEIUT Index	1,018,386	2.792% (1-Month USD-LIBOR plus a specified spread)	Monthly	5/8/2019	169,704	0	1,836	1,836	0
	Receive	RALVEIUT Index	784,559	2.650% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	132,285	0	-268	0	-268
FAR	Pay	S&P 500 Total Return Index	36,495	2.642% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	205,750	0	-778	0	-778
FBF	Pay	NDUEEGF Index	84,325	3.052% (1-Month USD-LIBOR plus a specified spread)	Monthly	5/8/2019	41,224	0	-21	0	-21
GST	Pay	NDUEEGF Index	50,906	2.732% (1-Month USD-LIBOR plus a specified spread)	Monthly	5/8/2019	24,886	0	-16	0	-16
	Receive	RALVEIUT Index	472,252	2.852% (1-Month USD-LIBOR plus a specified spread)	Monthly	5/8/2019	78,696	0	849	849	0

I-21

Combined Schedule of Investments	March 31, 2019 (Unaudited)

	Receive	RALVEIET Index	507,600	3.682% (1-Month USD-LIBOR plus a specified spread)	Monthly	1/15/2020	60,871	0	-1,010	0	-1,010
JPM	Receive	RALVEIET Index	1,345,119	3.582% (1-Month USD-LIBOR plus a specified spread)	Monthly	5/8/2019	160,742	0	-2,162	0	-2,162
	Receive	RALVEIIT Index	1,679,274	3.625% (1-Month USD-LIBOR plus a specified spread)	Monthly	5/8/2019	229,019	0	-883	0	-883
	Receive	RALVEIET Index	1,068,247	3.162% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	127,877	0	-1,871	0	-1,871
MEI	Pay	NDDUWXUS Index	24,029	2.532% (1-Month USD-LIBOR plus a specified spread)	Monthly	5/8/2019	139,836	0	811	811	0
	Pay	NDDUWXUS Index	57,009	2.322% (1-Month USD-LIBOR less a specified spread)	Monthly	2/6/2020	331,753	0	1,887	1,887	0
MYI	Receive	RALVEIIT Index	1,211,913	3.172% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	165,281	0	-638	0	-638
	Receive	RALVEIUT Index	278,020	2.902% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	46,329	0	499	499	0
SOG	Receive	RALVEIIT Index	191,889	3.155% (1-Month USD-LIBOR plus a specified spread)	Monthly	5/8/2019	26,099	0	-64	0	-64
	Receive	RALVEIIT Index	2,663,658	3.072% (1-Month USD-LIBOR plus a specified spread)	Monthly	1/15/2020	363,270	0	-1,388	0	-1,388
	Pay	S&P 500 Total Return Index	31,333	2.752% (1-Month USD-LIBOR plus a specified spread)	Monthly	1/15/2020	176,648	0	-661	0	-661
	Receive	RALVEIIT Index	330,752	3.062% (1-Month USD-LIBOR plus a specified spread)	Monthly	2/6/2020	45,108	0	-172	0	-172
	Receive	RALVEIIT Index	1,485,782	3.132% (1-Month USD-LIBOR plus a specified spread)	Monthly	2/6/2020	202,631	0	-779	0	-779
	Pay	NDUEEGF Index	12,662	2.705% (1-Month USD-LIBOR plus a specified spread)	Monthly	3/20/2020	6,200	0	0	0	0
UAG	Receive	RALVEIET Index	266,633	3.645% (1-Month USD-LIBOR plus a specified spread)	Monthly	8/14/2019	31,487	0	-90	0	-90
	Pay	NDUEEGF Index	313,369	2.937% (1-Month USD-LIBOR plus a specified spread)	Monthly	2/6/2020	153,195	0	-86	0	-86
								$0	$-7,176	$6,082	$-13,258

PIMCO EqS® Long/Short Fund

										Swap Agreements, at Value
Counterparty	Pay/Receive(14)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Receive	AMZX Index	4,464	2.864% (3-Month USD-LIBOR plus a specified spread)	Quarterly	8/15/2019	$5,502	$0	$55	$55	$0
BPS	Receive	AMZX Index	7,484	3.070% (3-Month USD-LIBOR plus a specified spread)	Quarterly	9/19/2019	9,346	0	-64	0	-64

I-22

Combined Schedule of Investments	March 31, 2019 (Unaudited)

CBK	Receive	AMZX Index	2,178	3.054% (3-Month USD-LIBOR plus a specified spread)	Quarterly	11/20/2019	2,685	0	26	26	0
FAR	Receive	AMZX Index	8,182	3.030% (3-Month USD-LIBOR plus a specified spread)	Quarterly	9/12/2019	10,218	0	-69	0	-69
								$0	$-52	$81	$-133

Combined Pro Forma Portfolio Holdings

										Swap Agreements, at Value
Counterparty	Pay/Receive(14)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Receive	AMZX Index	4,464	2.864% (3-Month USD-LIBOR plus a specified spread)	Quarterly	8/15/2019	$5,503	$0	$55	$55	$0
BPS	Pay	S&P 500 Total Return Index	23,418	2.782% (1-Month USD-LIBOR plus a specified spread)	Monthly	5/8/2019	132,025	0	-493	0	-493
	Receive	RALVEIET Index	1,029,060	3.625% (1-Month USD-LIBOR plus a specified spread)	Monthly	7/25/2019	121,522	0	-347	0	-347
	Receive	AMZX Index	7,484	3.070% (3-Month USD-LIBOR plus a specified spread)	Quarterly	9/19/2019	9,346	0	-64	0	-64
	Receive	RALVEIET Index	151,870	3.532% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/10/2019	18,212	0	-301	0	-301
BRC	Pay	NDDUWXUS Index	3,700	2.452% (1-Month USD-LIBOR less a specified spread)	Monthly	10/17/2019	21,532	0	124	124	0
CBK	Pay	NDUEEGF Index	23,989	2.665% (1-Month USD-LIBOR plus a specified spread)	Monthly	5/8/2019	11,746	0	19	19	0
	Pay	NDDUWXUS Index	4,284	2.465% (1-Month USD-LIBOR less a specified spread)	Monthly	10/17/2019	24,819	0	57	57	0
	Pay	NDUEEGF Index	48,012	2.572% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	23,471	0	-16	0	-16
	Receive	AMZX Index	2,178	3.054% (3-Month USD-LIBOR plus a specified spread)	Quarterly	11/20/2019	2,685	0	26	26	0
	Receive	RALVEIUT Index	3,566,580	2.695% (1-Month USD-LIBOR plus a specified spread)	Monthly	1/9/2020	601,361	0	-1,214	0	-1,214
DUB	Receive	RALVEIUT Index	1,018,386	2.792% (1-Month USD-LIBOR plus a specified spread)	Monthly	5/8/2019	169,704	0	1,836	1,836	0
	Receive	RALVEIUT Index	784,559	2.650% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	132,285	0	-268	0	-268
FAR	Receive	AMZX Index	8,182	3.030% (3-Month USD-LIBOR plus a specified spread)	Quarterly	9/12/2019	10,218	0	-69	0	-69
	Pay	S&P 500 Total Return Index	36,495	2.642% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	205,750	0	-778	0	-778
FBF	Pay	NDUEEGF Index	84,325	3.052% (1-Month USD-LIBOR plus a specified spread)	Monthly	5/8/2019	41,224	0	-21	0	-21
GST	Pay	NDUEEGF Index	50,906	2.732% (1-Month USD-LIBOR plus a specified spread)	Monthly	5/8/2019	24,886	0	-16	0	-16
	Receive	RALVEIUT Index	472,252	2.852% (1-Month USD-LIBOR plus a specified spread)	Monthly	5/8/2019	78,696	0	849	849	0

I-23

Combined Schedule of Investments	March 31, 2019 (Unaudited)

	Receive	RALVEIET Index	507,600	3.682% (1-Month USD-LIBOR plus a specified spread)	Monthly	1/15/2020	60,871	0	-1,010	0	-1,010
JPM	Receive	RALVEIET Index	1,345,119	3.582% (1-Month USD-LIBOR plus a specified spread)	Monthly	5/8/2019	160,742	0	-2,162	0	-2,162
	Receive	RALVEIIT Index	1,679,274	3.625% (1-Month USD-LIBOR plus a specified spread)	Monthly	5/8/2019	229,019	0	-883	0	-883
	Receive	RALVEIET Index	1,068,247	3.162% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	127,877	0	-1,871	0	-1,871
MEI	Pay	NDDUWXUS Index	24,029	2.532% (1-Month USD-LIBOR plus a specified spread)	Monthly	5/8/2019	139,836	0	811	811	0
	Pay	NDDUWXUS Index	57,009	2.322% (1-Month USD-LIBOR less a specified spread)	Monthly	2/6/2020	331,753	0	1,887	1,887	0
MYI	Receive	RALVEIIT Index	1,211,913	3.172% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	165,281	0	-638	0	-638
	Receive	RALVEIUT Index	278,020	2.902% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/17/2019	46,329	0	499	499	0
SOG	Receive	RALVEIIT Index	191,889	3.155% (1-Month USD-LIBOR plus a specified spread)	Monthly	5/8/2019	26,099	0	-64	0	-64
	Receive	RALVEIIT Index	2,663,658	3.072% (1-Month USD-LIBOR plus a specified spread)	Monthly	1/15/2020	363,270	0	-1,388	0	-1,388
	Pay	S&P 500 Total Return Index	31,333	2.752% (1-Month USD-LIBOR plus a specified spread)	Monthly	1/15/2020	176,648	0	-661	0	-661
	Receive	RALVEIIT Index	330,752	3.062% (1-Month USD-LIBOR plus a specified spread)	Monthly	2/6/2020	45,108	0	-172	0	-172
	Receive	RALVEIIT Index	1,485,782	3.132% (1-Month USD-LIBOR plus a specified spread)	Monthly	2/6/2020	202,631	0	-779	0	-779
	Pay	NDUEEGF Index	12,662	2.705% (1-Month USD-LIBOR plus a specified spread)	Monthly	3/20/2020	6,200	0	0	0	0
UAG	Receive	RALVEIET Index	266,633	3.645% (1-Month USD-LIBOR plus a specified spread)	Monthly	8/14/2019	31,487	0	-90	0	-90
	Pay	NDUEEGF Index	313,369	2.937% (1-Month USD-LIBOR plus a specified spread)	Monthly	2/6/2020	153,195	0	-86	0	-86
								$0	$-7,228	$6,163	$-13,391
Total Swap Agreements								$-2,949	$-5,222	$6,586	$-14,757

I-24

Combined Schedule of Investments	March 31, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

Combined Pro Forma Portfolio Holdings

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(15)
AZD	$31	$0	$0	$31	$0	$0	$0	$0	$31	$0	$31
BOA	78	0	55	133	-1,239	0	-416	-1,655	-1,522	1,758	236
BPS	1,686	0	195	1,881	-537	0	-1,205	-1,742	139	-234	-95
BRC	791	0	124	915	-41	0	-831	-872	43	636	679
CBK	2,970	0	211	3,181	-1,633	-571	-1,230	-3,434	-253	-7,750	-8,003
DUB	0	0	1,836	1,836	0	-2,785	-268	-3,053	-1,217	-10,784	-12,001
FAR	0	0	0	0	0	0	-847	-847	-847	-1,400	-2,247
FBF	0	0	0	0	-238	0	-21	-259	-259	-310	-569
GLM	1,297	0	0	1,297	-86	-1,788	-119	-1,993	-696	868	172
GST	0	0	849	849	0	0	-1,026	-1,026	-177	287	110
HUS	1,827	90	119	2,036	-431	0	0	-431	1,605	-1,887	-282
IND	0	0	0	0	-1	0	0	-1	-1	0	-1
JPM	2,103	0	0	2,103	-161	0	-4,916	-5,077	-2,974	5,287	2,313
MEI	0	0	2,698	2,698	0	0	0	0	2,698	-4,830	-2,132
MSB	0	0	0	0	-19	0	0	-19	-19	0	-19
MYC	0	3,609	0	3,609	0	-9,746	0	-9,746	-6,137	6,032	-105
MYI	64	77	499	640	-17	0	-638	-655	-15	765	750
NGF	0	0	0	0	-757	0	0	-757	-757	-4,094	-4,851
RBC	55	0	0	55	0	0	0	0	55	0	55
RYL	0	0	0	0	-60	0	0	-60	-60	-210	-270
SCX	2,297	86	0	2,383	-2,628	-78	0	-2,706	-323	497	174
SOG	1	0	0	1	-205	0	-3,064	-3,269	-3,268	4,598	1,330
SSB	311	0	0	311	-12	0	0	-12	299	0	299
UAG	480	0	0	480	-547	0	-176	-723	-243	-1,330	-1,573
Total Over the Counter	$13,991	$3,862	$6,586	$24,439	$-8,612	$-14,968	$-14,757	$-38,337

(o)

Securities with an aggregate market value of $22,811 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

†	The below security type was held only by PIMCO RAE Worldwide Long/Short PLUS Fund as of 3/31/2019.

‡	The below security type was held only by PIMCO EqS® Long/Short Fund as of 3/31/2019.

(6)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(7)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(11)	Notional Amount represents the number of contracts.

(12)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(13)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(14)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(15)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

PIMCO RAE Worldwide Long/Short PLUS Fund

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	1,372	0	1,738	3,110
Swap Agreements	0	0	0	0	3,423	3,423

	$0	$0	$1,372	$0	$5,164	$6,536

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,429	$0	$13,429
Purchased Options	0	0	0	253	3,609	3,862
Swap Agreements	0	423	6,082	0	0	6,505

I-25

Combined Schedule of Investments	March 31, 2019 (Unaudited)

	$0	$423	$6,082	$13,682	$3,609	$23,796

	$0	$423	$7,454	$13,682	$8,773	$30,332

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$13	$0	$2,440	$2,453
Swap Agreements	0	0	0	0	2,202	2,202

	$0	$0	$13	$0	$4,642	$4,655

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,426	$0	$8,426
Written Options	0	0	0	649	14,319	14,968
Swap Agreements	0	1,247	13,258	0	119	14,624

	$0	$1,247	$13,258	$9,075	$14,438	$38,018

	$0	$1,247	$13,271	$9,075	$19,080	$42,673

PIMCO EqS® Long/Short Fund

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$562	$0	$562
Swap Agreements	0	0	81	0	0	81

	$0	$0	$81	$562	$0	$643

	$0	$0	$81	$562	$0	$643

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$283	$0	$0	$283
Swap Agreements	0	99	0	0	0	99

	$0	$99	$283	$0	$0	$382

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$186	$0	$186
Swap Agreements	0	0	133	0	0	133

	$0	$0	$133	$186	$0	$319

	$0	$99	$416	$186	$0	$701

Combined Pro Forma Portfolio Holdings

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	1,372	0	1,738	3,110
Swap Agreements	0	0	0	0	3,423	3,423

	$0	$0	$1,372	$0	$5,164	$6,536

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,991	$0	$13,991
Purchased Options	0	0	0	253	3,609	3,862
Swap Agreements	0	423	6,163	0	0	6,586

	$0	$423	$6,163	$14,244	$3,609	$24,439

	$0	$423	$7,535	$14,244	$8,707	$30,975

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$296	$0	$2,440	$2,736
Swap Agreements	0	99	0	0	2,202	2,301

	$0	$99	$296	$0	$4,642	$5,037

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,612	$0	$8,612
Written Options	0	0	0	649	14,319	14,968
Swap Agreements	0	1,247	13,391	0	119	14,757

	$0	$1,247	$13,391	$9,261	$14,438	$38,337

	$0	$1,346	$13,687	$9,261	$19,080	$43,374

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

PIMCO RAE Worldwide Long/Short PLUS Fund

Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared

I-26

Combined Schedule of Investments	March 31, 2019 (Unaudited)

Purchased Options	$0	$0	$0	$0	$-277	$-277
Written Options	0	0	0	0	1,093	1,093
Futures	0	0	-6,607	0	14,421	7,814
Swap Agreements	0	-16	0	0	2,251	2,235

	$0	$-16	$-6,607	$0	$17,488	$10,865

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$40,863	$0	$40,863
Purchased Options	0	0	0	-510	1,851	1,341
Written Options	0	214	91	2,526	-3,754	-923
Swap Agreements	0	-100	64,521	0	0	64,421

	$0	$114	$64,612	$42,879	$-1,903	$105,702

	$0	$98	$58,005	$42,879	$15,585	$116,567

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$-28	$-28
Futures	0	0	4,825	0	-6,058	-1,233
Swap Agreements	0	0	0	0	-35,257	-35,257

	$0	$0	$4,825	$0	$-41,343	$-36,518

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,850	$0	$3,850
Purchased Options	0	0	0	-25	4,511	4,486
Written Options	0	0	0	-225	-4,766	-4,991
Swap Agreements	0	155	-6,086	0	-250	-6,181

	$0	$155	$-6,086	$3,600	$-505	$-2,836

	$0	$155	$-1,261	$3,600	$-41,848	$-39,354

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

PIMCO EqS® Long/Short Fund

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared Purchased Options	$0	$0	$-2,023	$0	$0	$-2,023
Written Options	0	0	641	0	0	641
Futures	-1,382	0	4,474	0	0	3,092
Swap Agreements	0	-1,913	0	0	0	-1,913

	$-1,382	$-1,913	$3,092	$0	$0	$-203

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,132	$0	$2,132
Swap Agreements	0	0	300	0	0	300

	$0	$0	$300	$2,132	$0	$2,432

	$-1,382	$-1,913	$3,392	$2,132	$0	$2,229

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$1,036	$0	$-2,523	$0	$0	$-1,487
Swap Agreements	0	-162	0	0	0	-162

	$1,036	$-162	$-2,523	$0	$0	$-1,649

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$406	$0	$406
Swap Agreements	0	0	691	0	0	691

	$0	$0	$691	$406	$0	$1,097

	$1,036	$-162	$-1,832	$406	$0	$-552

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

Combined Pro Forma Portfolio Holdings

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$-2,023	$0	$-277	$-2,300
Written Options	0	0	641	0	1,093	1,734
Futures	-1,382	0	-2,133	0	14,421	10,906
Swap Agreements	0	-1,929	0	0	2,251	322

	$-1,382	$-1,929	$-3,515	$0	$17,488	$10,662

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$42,995	$0	$42,995
Purchased Options	0	0	0	-510	1,851	1,341
Written Options	0	214	91	2,526	-3,754	-923
Swap Agreements	0	-100	64,821	0	0	64,721

	$0	$114	$64,912	$45,011	$-1,903	$108,134

	$-1,382	$-1,815	$61,397	$45,011	$15,585	$118,796

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments

I-27

Combined Schedule of Investments	March 31, 2019 (Unaudited)

Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$-28	$-28
Futures	1,036	0	2,302	0	-6,058	-2,720
Swap Agreements	0	-162	0	0	-35,257	-35,419

	$1,036	$-162	$2,302	$0	$-41,343	$-38,167

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,256	$0	$4,256
Purchased Options	0	0	0	-25	4,511	4,486
Written Options	0	0	0	-225	-4,766	-4,991
Swap Agreements	0	155	-5,395	0	-250	-5,490

	$0	$155	$-5,395	$4,006	$-505	$-1,739

	$1,036	$-7	$-3,093	$4,006	$-41,848	$-39,906

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

PIMCO RAE Worldwide Long/Short PLUS Fund

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$5,908	$0	$5,908
Corporate Bonds & Notes
Banking & Finance	0	158,491	0	158,491
Industrials	0	53,650	0	53,650
Utilities	0	20,430	0	20,430
Municipal Bonds & Notes
Illinois	0	743	0	743
U.S. Government Agencies	0	341,916	0	341,916
U.S. Treasury Obligations	0	694,213	0	694,213
Non-Agency Mortgage-Backed Securities	0	88,179	0	88,179
Asset-Backed Securities	0	154,502	0	154,502
Sovereign Issues	0	62,021	0	62,021
Short-Term Instruments
Certificates of Deposit	0	8,713	0	8,713
Repurchase Agreements	0	28,253	0	28,253
Argentina Treasury Bills	0	63	0	63
Japan Treasury Bills	0	48,275	0	48,275
U.S. Treasury Bills	0	1,062	0	1,062

	$0	$1,666,419	$0	$1,666,419
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$342,464	$0	$0	$342,464

Total Investments	$342,464	$1,666,419	$0	$2,008,883

Short Sales, at Value - Liabilities
Sovereign Issues	0	-11,057	0	-11,057
U.S. Government Agencies	0	-5,710	0	-5,710
U.S. Treasury Obligations	0	-1,670	0	-1,670

	$0	$-18,437	$0	$-18,437
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,110	3,360	0	6,470
Over the counter	0	23,796	0	23,796

	$3,110	$27,156	$0	$30,266
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	-2,453	-2,202	0	-4,655
Over the counter	0	-38,018	0	-38,018

	$-2,453	$-40,220	$0	$-42,673

Total Financial Derivative Instruments	$657	$-13,064	$0	$-12,407

Totals	$343,121	$1,634,918	$0	$1,978,039

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

I-28

Combined Schedule of Investments	March 31, 2019 (Unaudited)

  PIMCO EqS® Long/Short Fund

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019

Investments in Securities, at Value
Common Stocks
Brazil
Consumer Staples	$4,627	$0	$0	$4,627
Materials	4,441	0	0	4,441
Canada
Materials	7,074	0	0	7,074
Hong Kong
Consumer Discretionary	0	4,430	0	4,430
Ireland
Health Care	4,827	0	0	4,827
United States
Communication Services	19,966	0	0	19,966
Consumer Discretionary	32,678	0	0	32,678
Energy	45,446	0	0	45,446
Financials	4,579	0	0	4,579
Health Care	8,706	0	0	8,706
Industrials	16,638	0	0	16,638
Information Technology	8,056	0	0	8,056
Real Estate	5,500	0	0	5,500
Utilities	5,342	0	0	5,342
Exchange-Traded Funds
United States	33,330	0	0	33,330
Real Estate Investment Trusts
United States
Real Estate	23,502	0	0	23,502
Short-Term Instruments
Commercial Paper	0	8,456	0	8,456
Repurchase Agreements	0	2,595	0	2,595
U.S. Treasury Bills	0	79,997	0	79,997

	$224,712	$95,478	$0	$320,190
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$124,091	$0	$0	$124,091

Total Investments	$348,803	$95,478	$0	$444,281

Short Sales, at Value - Liabilities
Australia
Materials	-3,554	0	0	-3,554
United Kingdom
Materials	-3,590	0	0	-3,590
United States
Communication Services	-2,504	0	0	-2,504
Consumer Discretionary	-19,830	0	0	-19,830
Consumer Staples	-5,688	0	0	-5,688
Energy	-9,143	0	0	-9,143
Financials	-4,832	0	0	-4,832
Health Care	-3,040	0	0	-3,040
Industrials	-17,240	0	0	-17,240
Information Technology	-4,938	0	0	-4,938
Utilities	-5,168	0	0	-5,168
United States	-3,913	0	0	-3,913
United States	-29,584	0	0	-29,584

	$-113,024	$0	$0	$-113,024
Financial Derivative Instruments - Assets
Over the counter	$0	$643	$0	$643

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	-283	-99	0	-382
Over the counter	0	-319	0	-319

	$-283	$-418	$0	$-701

Total Financial Derivative Instruments	$-283	$225	$0	$-58

Totals	$235,496	$95,703	$0	$331,199

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

I-29

Combined Schedule of Investments	March 31, 2019 (Unaudited)

Combined Pro Forma Portfolio Holdings

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019

Investments in Securities, at Value
Loan Participations and Assignments	$0	$5,908	$0	$5,908
Corporate Bonds & Notes
Banking & Finance	0	158,491	0	158,491
Industrials	0	53,650	0	53,650
Utilities	0	20,430	0	20,430
Municipal Bonds & Notes
Illinois	0	743	0	743
U.S. Government Agencies	0	341,916	0	341,916
U.S. Treasury Obligations	0	694,213	0	694,213
Non-Agency Mortgage-Backed Securities	0	88,179	0	88,179
Asset-Backed Securities	0	154,502	0	154,502
Sovereign Issues	0	62,021	0	62,021
Common Stocks
Communication Services	19,966	0	0	19,966
Consumer Discretionary	32,678	4,430	0	37,108
Consumer Staples	4,627	0	0	4,627
Energy	45,446	0	0	45,446
Financials	4,579	0	0	4,579
Health Care	13,533	0	0	13,533
Industrials	16,638	0	0	16,638
Information Technology	8,056	0	0	8,056
Materials	11,515	0	0	11,515
Real Estate	5,500	0	0	5,500
Utilities	5,342	0	0	5,342
Exchange-Traded Funds	33,330	0	0	33,330
Real Estate Investment Trusts
Real Estate	23,502	0	0	23,502
Short-Term Instruments
Certificates of Deposit	0	8,713	0	8,713
Commercial Paper	0	8,456	0	8,456
Repurchase Agreements	0	30,848	0	30,848
Argentina Treasury Bills	0	63	0	63
Japan Treasury Bills	0	48,275	0	48,275
U.S. Treasury Bills	0	81,059	0	81,059

	$224,712	$1,761,897	$0	$1,986,609
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$466,555	$0	$0	$466,555

Total Investments	$691,267	$1,761,897	$0	$2,453,164

Short Sales, at Value - Liabilities
Common Stocks	-79,527	0	0	-79,527
Exchange-Traded Funds	-3,913	0	0	-3,913
Real Estate Investment Trusts	-29,584	0	0	-29,584
Sovereign Issues	0	-11,057	0	-11,057
U.S. Government Agencies	0	-5,710	0	-5,710
U.S. Treasury Obligations	0	-1,670	0	-1,670

	$-113,024	$-18,437	$0	$-131,461
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,110	3,360	0	6,470
Over the counter	0	24,439	0	24,439

	$3,110	$27,799	$0	$30,909
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	-2,736	-2,301	0	-5,037
Over the counter	0	-38,337	0	-38,337

	$-2,736	$-40,638	$0	$-43,374

Total Financial Derivative Instruments	$374	$-12,839	$0	$-12,465

Totals	$578,616	$1,730,622	$0	$2,309,238

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

I-30

Reorganization Between PIMCO EqS® Long/Short Fund and PIMCO RAE Worldwide Long/Short PLUS Fund

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

At March 31, 2019

(Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO EqS® Long/Short Fund		PIMCO RAE Worldwide Long/Short PLUS Fund		Adjustments			Combined Pro Forma Portfolio
Assets:
Investments, at value
Investments in securities*	$320,190	$	1,666,419	$	-		$	1,986,609
Investments in Affiliates	124,091		342,464		-			466,555
Financial Derivative Instruments
Exchange-traded or centrally cleared	0		6,536		-			6,536
Over the counter	643		23,796		-			24,439
Cash	0		0		-			0
Deposits with counterparty	115,421		3,850		-			119,271
Foreign currency, at value	489		7,879		-			8,368
Receivable for investments sold	3,118		19,556		-			22,674
Receivable for TBA investments sold	0		498,581		-			498,581
Receivable for Fund shares sold	1,216		81		-			1,297
Interest and/or dividends receivable	476		5,481		-			5,957
Dividends receivable from Affiliates	344		872		-			1,216
Reimbursement receivable from PIMCO	0		0		-			0

Total assets	565,988		2,575,515		-			3,141,503

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$0	$	15,547		-		$	15,547
Payable for short sales	113,024		18,437		-			131,461
Financial Derivative Instruments
Exchange-traded or centrally cleared	382		4,655		-			5,037
Over the counter	319		38,018		-			38,337
Payable for investments purchased	43		9,683		-			9,726
Payable for investments in Affiliates purchased	344		872		-			1,216
Payable for TBA investments purchased	0		733,414		-			733,414
Deposits from counterparty	2,695		36,319		-			39,014
Payable for Fund shares redeemed	476		252		-			728
Overdraft due to custodian	0		806		-			806
Accrued investment advisory fees	401		1,350		-			1,751
Accrued supervisory and administrative fees	199		359		-			558
Accrued distribution fees	39		0		-			39
Accrued servicing fees	34		0		-			34
Accrued Reimbursement to PIMCO	2		0		-			2
Other liabilities	0		2		-			2

Total liabilities	117,958		859,714		-			977,672

Net Assets	$448,030	$	1,715,801	$	-		$	2,163,831

Net Assets Consist of:
Paid in capital	$445,219	$	1,784,455	$	-		$	2,229,674
Distributable earnings (accumulated loss)	2,811		(68,654)		-			(65,843)

Net Assets	448,030		1,715,801		-			2,163,831

Cost of investments in securities	$312,443	$	1,645,046	$	-		$	1,957,489
Cost of investments in Affiliates	$124,023	$	343,199	$	-		$	467,222
Cost of foreign currency held	$(506)	$	8,149	$	-		$	7,643
Proceeds received on short sales	$(108,999)	$	17,774	$	-		$	(91,225)
Cost or premiums of financial derivative instruments, net	$(3,300)	$	14,905	$	-		$	11,605

* Includes repurchase agreements of:	$2,595	$	28,253	$	-		$	30,848

Net assets by class:
Institutional Class	$150,123	$	1,715,801	$	-		$	1,865,924	(b)
I-2	138,935		N/A		-			138,935	(b)
I-3	3,316		N/A		-			3,316	(b)
Class A	95,401		N/A		-			95,401	(b)
Class C	60,255		N/A		-			60,255	(b)
Shares outstanding :
Institutional Class	13,454		167,676		1,221	(a)		182,351	(b)
I-2	12,556		N/A		1,026	(a)		13,581	(b)
I-3	300		N/A		24	(a)		324	(b)
Class A	8,777		N/A		549	(a)		9,326	(b)
Class C	5,840		N/A		50	(a)		5,890	(b)
Net asset value per share:
Institutional Class	$11.16	$	10.23		-		$	10.23	(b)
I-2	11.07		N/A		-			10.23	(b)
I-3	11.06		N/A		-			10.23	(b)
Class A	10.87		N/A		-			10.23	(b)
Class C	10.32		N/A		-			10.23	(b)

† A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Adjustment due to shareholders of the PIMCO EqS® Long/Short Fund being credited with shares of the PIMCO RAE Worldwide Long/Short Fund corresponding to the aggregate NAV of PIMCO RAE Worldwide Long/Short Fund shares.

(b) Unaudited pro forma information is as of March 31, 2019. As discussed in Note 1 below, I-3 shares of PIMCO EqS® Long/Short Fund will liquidate prior to the proposed reorganization of the PIMCO EqS® Long/Short Fund with and into the PIMCO RAE Worldwide Long/Short PLUS Fund and I-2 shares, Class A shares and Class C shares of PIMCO RAE Worldwide Long/Short PLUS Fund will be launched prior to the reorganization.

Reorganization Between PIMCO EqS® Long/Short Fund and PIMCO RAE Worldwide Long/Short PLUS Fund

PRO FORMA COMBINED STATEMENT OF OPERATIONS

For the 12 months ended March 31, 2019

(Unaudited)

(Amounts in thousands†, except per share amounts)		PIMCO EqS® Long/Short Fund		PIMCO RAE Worldwide Long/Short PLUS Fund		Adjustments			Combined Pro Forma Portfolio
Investment Income:
Interest, net of foreign taxes*	$	3,626	$	35,509	$	-		$	39,135
Dividends		6,175		-		-			6,175
Dividends from Investments in Affiliates		3,496		9,575		-			13,071

Total investment income		13,297		45,084		-			58,381

Expenses:
Investment advisory fees		4,980		14,105		(409)	(a)		18,676
Supervisory and administrative fees		2,466		3,751		(322)	(b)		5,895
Distribution fees - Class C		510		0		-			510
Servicing fees - Class A		272		0		-			272
Servicing fees - Class C		170		0		-			170
Dividends on short sales		3,503		0		-			3,503
Trustee fees		36		8		-			44
Interest expense		405		1,304		-			1,709
Miscellaneous expense		29		31		-			60
Total Expenses		12,371		19,199		(731)			30,839
Waiver and/or Reimbursement by PIMCO		(36)		0		36	(c)		0
Net Expenses		12,335		19,199		(695)			30,839

Net investment income (loss)		962		25,885		695			27,542

Net realized gain (loss) on:
Investments in securities		7,593		8,867		-			16,460
Investments in Affiliates		17		(79)		-			(62)
Net capital gain distributions received from Affiliate investments		0		176		-			176
Exchange-traded or centrally cleared financial derivative instruments		(203)		10,865		-			10,662
Over the counter financial derivative instruments		2,432		105,702		-			108,134
Short sales		5,410		(476)		-			4,934
Foreign currency		(42)		(3,659)		-			(3,701)

Net realized gain (loss)		15,207		121,396		-			136,603

Net change in unrealized appreciation (depreciation) on:
Investments in securities		(43)		13,425		-			13,382
Investments in Affiliates		70		(697)		-			(627)
Exchange - traded or centrally cleared financial derivative instruments		(1,649)		(36,518)		-			(38,167)
Over the counter financial derivative instruments		1,097		(2,836)		-			(1,739)
Short sales		(4,896)		(516)		-			(5,412)
Foreign currency		(147)		(127)		-			(274)

Net change in unrealized appreciation (depreciation)		(5,568)		(27,269)		-			(32,837)

Net increase in net assets resulting from operations	$	10,601	$	120,012	$	695		$	131,308

* Foreign tax withholdings - Dividends	$	116	$	0	$	-		$	116

†  A zero balance may reflect actual amounts rounding to less than one thousand.

(a) The adjustment reflects a decrease in Investment advisory fees as a result of the Acquisition.

(b) The adjustment reflects a decrease in Supervisory and administrative fees as a result of the Acquisition.

(c) The adjustment reflects the elimination of the PIMCO EqS® waiver as a result of the Acquisition.

Notes to Financial Statements	(Unaudited)

1. BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combined Schedule of Portfolio Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations (“Pro Forma statements”) for the twelve months ended March 31, 2019, reflect the accounts of PIMCO EqS® Long/Short Fund (the “EqS® Long/Short Fund”) a series of PIMCO Equity Series, and PIMCO RAE Worldwide Long/Short PLUS Fund (the “RAE Worldwide Long/Short PLUS Fund”), a series of PIMCO Funds, (each a “Fund”). Following the reorganization of the EqS® Long/Short Fund with and into the RAE Worldwide Long/Short PLUS Fund (the “combination”), the RAE Worldwide Long/Short PLUS Fund will be the accounting survivor.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of EqS® Long/Short Fund for shares of RAE Worldwide Long/Short PLUS Fund will be treated as a tax-free reorganization and accordingly, the tax-free reorganization will be accounted for in an as-if pooling of interests. The combination would be accomplished by an acquisition of the net assets of Institutional Class shares, I-2 shares, Class A shares and Class C shares of EqS® Long/Short Fund in exchange for Institutional Class shares, I-2 shares, Class A shares and Class C shares of RAE Worldwide Long/Short PLUS Fund, at net asset value. I-3 shares for EqS® Long/Short Fund will liquidate prior to reorganization and I-2 shares, Class A shares and Class C shares of RAE Worldwide Long/Short PLUS Fund will be launched prior to reorganization. The Pro Forma statements have been prepared as though the combination had been effective on March 31, 2019. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the twelve months ended March 31, 2019, as if the reorganization occurred on April 1, 2018. These Pro Forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations for pre-combination periods of EqS® Long/Short Fund will not be restated. The fiscal year end for EqS® Long/Short Fund and RAE Worldwide Long/Short PLUS Fund is June 30 and March 31, respectively.

If the Reorganization had taken place as of August 6, 2019, it is estimated that approximately 55% of the Target Fund would have been sold and other securities would have been purchased to more closely align to holdings of the Acquiring Fund. If such sales had occurred as of August 6, 2019, it is estimated that the transaction costs associated with repositioning would have been up to approximately 0.265% of Target Fund net assets, or approximately $917,564, and that such sales would have had no impact to Target Fund shareholders regarding capital gain distributions.

In order to conform to the PIMCO RAE Worldwide Long/Short PLUS Fund compliance guidelines and/or investment restrictions, the PIMCO EqS® Long/Short Fund will liquidate all common stock, commercial paper, preferred equity, equity ETF, equity swaps, equity futures, currency positions and cash collateral backing corresponding equity positions so that the liquidation proceeds can be invested consistent with the then-current holdings of the PIMCO RAE Worldwide Long/Short PLUS Fund in connection with the Reorganization.

The Funds’ investment adviser, Pacific Investment Management Company LLC, will bear the costs of the combination (exclusive of any brokerage commissions or other portfolio transaction costs of the RAE Worldwide Long/Short PLUS Fund or the EqS® Long/Short Fund, which will be borne by the RAE Worldwide Long/Short PLUS Fund or EqS® Long/Short Fund, respectively), which are expected to be approximately $420,000.

The Pro Forma financial statements should be read in conjunction with the historical financial statements of each Fund, which have been incorporated by reference from their Statement of Additional Information.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations Each class offered by PIMCO Equity Series and PIMCO Funds (each a “Trust”) has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Notes to Financial Statements (cont.)	(Unaudited)

Distribution Frequency
Fund Name	Declared	Distributed

PIMCO EqS® Long/Short Fund	Annually	Annually

PIMCO RAE Worldwide Long/Short PLUS Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Boards of Trustees of the Trusts (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the applicable Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Notes to Financial Statements (cont.)	(Unaudited)

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the applicable Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While each Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trusts cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (cont.)	(Unaudited)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SHARES OF BENEFICIAL INTEREST

PIMCO Equity Series may issue an unlimited number of shares of beneficial interest with a $0.001 par value. PIMCO Funds may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

Notes to Financial Statements (cont.)	(Unaudited)

	PIMCO EQS LONG/SHORT FUND		PIMCO RAE Worldwide Long/Short PLUS Fund

	Year ended 03/31/2019		Year ended 03/31/2019		Combined	Combined
	Shares	Amount	Shares	Amount	Pro Forma Shares(a)	Pro Forma Amount(a)
Receipts for shares sold
Institutional Class	4,221	$49,123	76,674	$761,909	80,895	$811,032
I-2	6,029	71,562	0	0	6,029	71,562
I-3	302	3,442	0	0	302	3,442
Class A	1,445	16,584	0	0	1,445	16,584
Class C	491	5,373	0	0	491	5,373

Issued as reinvestment of distributions
Institutional Class	1,047	11,635	2,067	20,902	3,114	32,537
I-2	928	10,241	0	0	928	10,241
I-3	8	92	0	0	8	92
Class A	687	7,450	0	0	687	7,450
Class C	479	4,943	0	0	479	4,943

Cost of shares redeemed
Institutional Class	(7,836)	(91,224)	(19,259)	(194,640)	(27,095)	(285,864)
I-2	(4,447)	(51,663)	0	0	(4,447)	(51,663)
I-3	(10)	(117)	0	0	(10)	(117)
Class A	(4,035)	(46,252)	0	0	(4,035)	(46,252)
Class C	(1,911)	(20,876)	0	0	(1,911)	(20,876)

Net increase (decrease) resulting from Fund share transactions	(2,602)	$(29,687)	59,482	$588,171	56,880	$558,484

† A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Unaudited pro forma information is for the twelve months ended March 31, 2019. As discussed in Note 1 above, I-3 shares of PIMCO EqS® Long/Short Fund will liquidate prior to the proposed reorganization of the PIMCO EqS® Long/Short Fund with and into the PIMCO RAE Worldwide Long/Short PLUS Fund and I-2 shares, Class A shares and Class C shares of PIMCO RAE Worldwide Long/Short PLUS Fund will be launched prior to the reorganization.

5. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Glossary: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
Australia and New Zealand Banking
AZD	Group	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MYI	Morgan Stanley & Co. International PLC
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	GSC	Goldman Sachs & Co. LLC	NOM	Nomura Securities International Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland PLC
CBK	Citibank N.A.	IND	Credit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris
FAR	Wells Fargo Bank National Association	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona
CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand
EUR	Euro	NZD	New Zealand Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	EUR003M	3 Month EUR Swap Rate	RALVEIUT	RA U.S. Low Volatility Equity Income Total Return Index
AMZX	Alerian MLP Total Return Index	NDDUWXUS	MSCI Daily TR Net World Ex USA Index	S&P 500	Standard & Poor’s 500 Index
ARLLMONP	Argentina Blended Policy Rate	NDUEEGF	iShares MSCI Emerging Markets ETF	UKRPI	United Kingdom Retail Prices Index
CDX.HY	Credit Derivatives Index - High Yield	RALVEIET	RA Emerging Markets Low Volatility Equity Income Total Return Index	US0003M	3 Month USD Swap Rate
CPTFEMU	Eurozone HICP ex-Tobacco Index	RALVEIIT	RA International Low Volatility Equity Income Total Return Index

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International
ADR	American Depositary Receipt	DAC	Designated Activity Company	SP - ADR	Sponsored American Depositary Receipt
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	SPDR	Standard & Poor’s Depositary Receipts
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

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